Exhibit 99.2

                 FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

           This First Amendment, dated as of September 3, 1998 (this "First Amendment"), to the Agreement and Plan of Merger, dated as of August 18, 1998 (the "Merger Agreement"), by and among Arch Communications Group, Inc. (the "Buyer"), Farm Team Corp. (the "Merger Subsidiary"), MobileMedia Corporation (the "Parent") and MobileMedia Communications, Inc. (the "Company"). Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.

                              PRELIMINARY STATEMENT

           A. The Buyer, the Merger Subsidiary, the Parent and the Company have entered into the Merger Agreement.

           B. The Buyer, the Merger Subsidiary, the Parent and the Company desire to amend the Merger Agreement as set forth herein.

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

           1. Recital C. Recital C of the Merger Agreement is hereby amended to delete the reference to "Debtor's First Amended Joint Plan of Reorganization" and replace such reference with a reference to "Debtor's Second Amended Joint Plan of Reorganization."

           2. Recital E. Recital E of the Merger Agreement is hereby amended to read in its entirety as follows:

           E. In connection with the Merger (as defined in Section 1.1) and as part of the Amended Plan, the Buyer intends to conduct the Rights Offering (as defined in Section 4.20), in which it will issue to holders of certain Allowed Claims transferable Rights to purchase (i) if a Rights Offering Adjustment (as defined in Schedule II attached hereto) shall not have occurred, units consisting of (a) shares of Common Stock, $0.01 par value per share, of the Buyer ("Buyer Common Stock") or shares of Buyer Class B Common Stock, if applicable, and
           (b) warrants to purchase shares of Buyer Common Stock ("Buyer Warrants"), such Buyer Warrants to be issued pursuant to a warrant agreement in the form attached hereto as Exhibit B (the "Buyer Warrant Agreement"), or (ii) if a Rights Offering Adjustment shall have occurred, shares of Buyer Common Stock or shares of Buyer Class B Common Stock, if applicable. Contemporaneously with the execution and delivery of this Agreement, certain holders of Allowed Claims (the "Standby Purchasers") are making certain commitments in connection with the Rights Offering (as the same may be amended from time to time, the "Standby Purchase Commitments"), copies of which are attached as

           Exhibits G, H, I, J, K and L hereto. In partial consideration for the Standby Purchase Commitments, the Buyer will issue to the Standby Purchasers (x) if a Rights Offering Adjustment shall not have occurred, Buyer Warrants or (y) if a Rights Offering Adjustment shall have occurred, warrants to purchase shares of Buyer Common Stock ("Buyer Participation Warrants"), such Buyer Participation Warrants to be issued pursuant to a warrant agreement in the form attached hereto as Exhibit B-1 (the "Buyer Participation Warrant Agreement"), as provided in the Standby Purchase Commitments. In addition, in connection with the Standby Purchase Commitments, the Buyer and the Standby Purchasers will enter into a registration rights agreement in the form attached hereto as Exhibit C (as the same may be amended from time to time, the "Registration Rights Agreement").

           3. Recital F. Recital F of the Merger Agreement is hereby amended to read in its entirety as follows:

           F. If a Rights Offering Adjustment shall not have occurred, immediately following the Merger, the Buyer will issue Buyer Warrants to the stockholders of the Buyer that were holders of record immediately prior to such Merger. The Buyer will conduct the Stockholder Rights Offering (as defined in Section 4.22), in which it will issue to holders of Buyer Stock (as defined in Section 1.7) as of a record date to be determined by the Board of Directors of the Buyer (the "Buyer Record Date"), such holders being referred to herein as the "Stockholder Rights Holders", non-transferable rights ("Stockholder Rights") (except that, at the Buyer's election, the Stockholder Rights will transfer with the underlying shares in respect of which the Stockholder Rights are distributed) to acquire shares of Buyer Common Stock if a Rights Offering Adjustment shall have occurred. In connection therewith, if a Rights Offering Adjustment shall have occurred, immediately following the Merger, the Buyer will issue to the stockholders of the Buyer one Buyer Participation Warrant for each Stockholder Right issued to such Stockholder Rights Holder that was not exercised.

           4. Section 1.2. Section 1.2 of the Merger Agreement is here amended to add the following at the end thereof:

           Notwithstanding anything contained herein to the contrary, in no event will the Closing be earlier than twelve business days after the Buyer delivers to the Standby Purchasers the written notice required pursuant to Section 4(c)(i) of the Standby Purchase Commitments.

           5. Section 1.3. Section 1.3 of the Merger Agreement is hereby amended to read in its entirety as follows:

           1.3 Actions at the Closing. At the Closing, (a) the Parent and the Company shall deliver to the Buyer and the Merger Subsidiary the various certificates, instruments and documents referred to in
           Section 5.2, (b) the Buyer and the Merger Subsidiary shall deliver to the Company the various certificates, instruments and documents referred to in Section 5.3, (c) the Buyer shall file with the Secretary of State of the State of Delaware the Buyer Charter Amendment (as defined in Section 4.12), (d) the Company and the Merger Subsidiary shall immediately thereafter file with the Secretary of State of the State of Delaware the Certificate of Merger, (e)(i) the Buyer shall deliver
           (A) to the Pre-Petition Agent, for the benefit of the Pre-Petition Lenders, immediately available funds equal to the excess of (x) $649,000,000 over (y) the Company Tower Sale Proceeds (as defined in
           Section 5.2(f)), (B) to the Company immediately available funds when and as required in amounts sufficient to pay allowed administrative and priority claims and expenses of the Debtors, whether allowed prior to or after the Effective Time, as set forth in the Amended Plan (collectively, the "Plan Cash") and (C) to a bank trust company or other entity reasonably satisfactory to the Company and the Buyer appointed by the Buyer to act as the exchange agent (the "Exchange Agent") pursuant to Section 1.6(a), certificates representing an aggregate number of shares of Buyer Common Stock determined in accordance with the pricing mechanism set forth in Schedule II attached hereto (the "Plan Shares") to be distributed as contemplated by Section 1.6(b), (ii) the Buyer shall issue the Buyer Common Stock (and Buyer Class B Common Stock, if applicable) and, if a Rights Offering Adjustment shall not have occurred, (A) Buyer Warrants purchased through the exercise of Rights and (B) Buyer Warrants purchased by or otherwise issued to the Standby Purchasers in connection with the Standby Purchase Commitments, and (iii) if a Rights Offering Adjustment shall have occurred, the Buyer shall issue the Buyer Common Stock purchased through the exercise of the Stockholder Rights and, to the extent such Stockholder Rights are not exercised, the Buyer shall issue the Buyer Participation Warrants.

           6. Section 1.7. Section 1.7 of the Merger Agreement is hereby amended to read in its entirety as follows:

           1.7       Distribution to Holders of Buyer Common Stock.

           (a) If a Rights Offering Adjustment shall not have occurred, the Buyer shall, as soon as practicable after receipt of the Confirmation Order, declare and make, subject to and effective immediately after the occurrence of the Effective Time, a distribution of Buyer Warrants on the shares of Buyer Common Stock and the Buyer's Series C Convertible Preferred Stock, $.01 par value per share (the "Buyer Preferred Stock" and, together with the Buyer Common Stock, the "Buyer Stock"), outstanding immediately prior to the Effective Time . The Buyer Warrants to be distributed pursuant to this Section 1.7(a) will entitle the holders thereof to purchase, in the aggregate, a number of shares of Buyer Common Stock equal to 7.00% of the aggregate number of shares of issued and outstanding Buyer Common Stock and, if applicable, Buyer Class B Common Stock on the date the Initial Buyer Market Price is determined in accordance with Schedule II attached hereto, computed on a Fully Diluted Basis after giving effect to the Amended Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Buyer Common Stock were issued and outstanding immediately prior thereto.

           (b) The Buyer shall conduct the Stockholder Rights Offering in accordance with Section 4.22, and, if a Rights Offering Adjustment shall have occurred, the Buyer shall, as soon as practicable after the occurrence of the Effective Time, declare and make a distribution to each Stockholder Rights Holder of one Buyer Participation Warrant for each Stockholder Right of such Stockholder Rights Holder that shall not have been exercised.

           (c) Notwithstanding the foregoing, no fractional Buyer Warrants or Buyer Participation Warrants, as the case may be, shall be issued in the distribution of Buyer Warrants or Buyer Participation Warrants to be made pursuant to this Section 1.7 (the "Buyer Distribution"); in lieu thereof, fractional Buyer Warrants or Buyer Participation Warrants, as the case may be, that would otherwise be issued in the Buyer Distribution will be rounded up to the nearest whole number of Buyer Warrants or Buyer Participation Warrants, as the case may be.

           7. Section 3.1(b). Section 3.1(b) of the Merger Agreement is hereby amended to read in its entirety as follows:

           (b) Each of the Buyer and the Merger Subsidiary has all requisite power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement by the Buyer and the Merger Subsidiary and, subject to the approval of the Buyer Charter Amendment (as defined in Section 4.12) and the Buyer Share Issuance (as defined below in this Section 3.1(b)) by the stockholders of the Buyer, the performance of this Agreement and the consummation of the transactions contemplated hereby by the Buyer and the Merger Subsidiary have been duly and validly authorized by all necessary corporate action on the part of the Buyer and the Merger Subsidiary. This Agreement has been duly and validly executed and delivered by the Buyer and the Merger Subsidiary and constitutes a valid and binding obligation of the Buyer and the Merger Subsidiary, enforceable against the Buyer and the Merger Subsidiary in accordance with its terms. For purposes of this Agreement, "Buyer Share Issuance" means the issuance by the Buyer of shares of its capital stock as contemplated by this Agreement and the Amended Plan, including (i) the issuance of the Plan Shares as contemplated by the Merger Agreement and the Amended Plan, (ii) the issuance of shares of Buyer Common Stock and, if applicable, shares of Class B Common Stock, par value $0.01 per share, of the Buyer ("Buyer Class B Common Stock") having the terms specified in the Buyer Charter Amendment upon exercise of Rights issued pursuant to the Rights Offering or issued to the Standby Purchasers (or their assignees or persons in substitution therefor) pursuant to the Standby Purchase Commitments in connection with the Rights Offering and, if a Rights Offering Adjustment shall have occurred, the issuance of shares of Buyer Common Stock upon exercise of Stockholder Rights issued pursuant to the Stockholder Rights Offering, and (iii) (A) if a Rights Offering Adjustment shall not have occurred, the issuance of the Buyer Warrants by the Buyer (x) pursuant to the Rights Offering, (y) to the Standby Purchasers in connection with the Rights Offering, and (z) pursuant to the Buyer Distribution, and the issuance of shares of Buyer Common Stock upon exercise of any of the foregoing Buyer Warrants, or (B) if a Rights Offering Adjustment shall have occurred, the issuance of the Buyer Participation Warrants by the Buyer (x) to the Standby Purchasers in connection with the Rights Offering and (y) pursuant to the Buyer Distribution, and the issuance of shares of Buyer Common Stock upon exercise of any of the foregoing Buyer Participation Warrants.

           8. Section 3.2(e). Section 3.2(e) of the Merger Agreement is hereby amended to read in its entirety as follows:

           (e) (i) The Plan Shares to be issued and distributed as contemplated by Sections 1.3(e) and 1.6 of this Agreement, (ii) the shares of Buyer Common Stock to be issued and distributed pursuant to the Stockholder Rights Offering, (iii) the shares of Buyer Common Stock and the shares of Buyer Class B Common Stock, if applicable, to be issued and delivered pursuant to the Rights Offering (as defined in Section 4.20(a)) or as contemplated by the Standby Purchase Commitments, (iv) the shares of Buyer Common Stock to be issued and delivered upon conversion of shares of Buyer Class B Common Stock, if applicable, when so converted in accordance with the Buyer Charter Amendment (as defined in Section 4.12), (v) either (A), if a Rights Offering Adjustment shall not have occurred, the Buyer Warrants to be issued and distributed pursuant to the Rights Offering or as otherwise contemplated by the Standby Purchase Commitments or (B) if a Rights Offering Adjustment shall have occurred, the Buyer Participation Warrants to be issued and delivered as contemplated by the Standby Purchase Commitments, in either case when so issued and distributed or delivered, as the case may be, and (vi) either (A), if a Rights Offering Adjustment shall not have occurred, the shares of Buyer Common Stock to be issued and delivered upon exercise of Buyer Warrants, when issued, paid for and delivered as provided in the Buyer Warrant Agreement or (B) if a Rights Offering Adjustment shall have occurred, the shares of Buyer Common Stock to be issued and delivered upon exercise of Buyer Participation Warrants, when issued, paid for and delivered as provided in the Buyer Participation Warrant Agreement, will all be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

           9. Section 3.23. Section 3.23 of the Merger Agreement is hereby amended to read in its entirety as follows:

           3.23      Rights Agreement; Section 203.

           (a) The Buyer has executed amendments dated as of August 18, 1998 and September 3, 1998 to its Rights Agreement dated as of October 13, 1995 in the forms attached hereto as Exhibit D, and Exhibit D-1, respectively.

           (b) The Board of Directors of the Buyer has approved this Agreement, the Merger and the Amended Plan together with the transactions contemplated hereby and thereby (including without limitation the acquisition by the Standby Purchasers of Buyer Warrants or Buyer Participation Warrants, as the case may be, and Buyer Common Stock or Buyer Class B Common Stock, if applicable, pursuant to this Agreement, the Amended Plan and the Standby Purchase Commitments, or of Buyer Common Stock pursuant to the Buyer Warrants or Buyer Participation Warrants, as the case may be), including for purposes of Section 203 of the DGCL.

           10. Section 4.9. Section 4.9 of the Merger Agreement is hereby amended to read in its entirety as follows:

           4.9 Nasdaq National Market Quotation. The Buyer shall use its best efforts to have the shares of Buyer Common Stock (including all such shares issuable upon conversion of the Buyer Class B Common Stock and upon exercise of the Buyer Warrants or Buyer Participation Warrants, as the case may be) and Buyer Warrants or Buyer Participation Warrants, as the case may be, to be issued as contemplated by the Amended Plan and this Agreement approved for quotation on the Nasdaq National Market prior to the Closing.

           11. Section 4.13. Section 4.13 of the Merger Agreement is hereby amended to read in its entirety as follows:

           4.13      Proxy Statement, Disclosure Statement, Etc.

           (a) The Buyer shall promptly after execution of this Agreement prepare and file with the SEC under the Exchange Act, and shall use its best efforts to have declared effective by the SEC as soon as practicable thereafter and shall thereafter promptly mail to its stockholders, a proxy statement/prospectus for the Meeting and to effect the Stockholder Rights Offering (the "Proxy Statement"). The Buyer shall also take any action required to be taken under state blue sky laws or other securities laws in connection with the Stockholder Rights Offering. The Proxy Statement shall be mailed to stockholders of the Buyer at least 20 business days in advance of the date of the Meeting. The Company shall furnish the Buyer with all information (including, without limitation, its Audited Financial Statements and the Unaudited Quarterly Financial Statements, pro forma financial information and projections included in the Disclosure Statement) and shall take such other action (including obtaining any necessary consents from the accountants) as the Buyer may reasonably request in connection with the Proxy Statement. The Buyer shall consult with the Company and its counsel in connection with, and shall permit the Company and its counsel to participate in, the preparation of the Proxy Statement and any amendments or supplements thereto.

           (b) The Buyer shall promptly notify the Company of the receipt of the comments of the SEC and of any requests by the SEC for amendments or supplements to the Proxy Statement or for additional information, and shall promptly supply the Debtors with copies of all correspondence between it (or its representatives) and the SEC (or its staff) with respect thereto, and shall permit counsel for the Company to participate in any telephone conferences or meetings with the staff of the SEC. If, at any time prior to the Meeting, any event should occur relating to or affecting a Party or its officers or directors, which event should be described in an amendment or supplement to the Proxy Statement, such Party shall promptly inform the other Party and shall cooperate in promptly preparing, filing and clearing with the SEC and, if required by applicable securities law, mailing to the Buyer's stockholders, as the case may be, such amendment or supplement.

           (c) The Buyer shall furnish the Company with all information (including historical and pro forma financial information and projections of the Buyer) and shall take such other action as the Company may reasonably request in connection with the Disclosure Statement. The Company shall consult with the Buyer and its counsel in connection with, and shall permit the Buyer and its counsel to participate in, the preparation and Bankruptcy Court approval process of the Disclosure Statement and any amendments or supplements thereto.

           12. Section 4.19. Section 4.19 of the Merger Agreement is hereby amended to read in its entirety as follows:

           4.19 Rights Agreement. The Buyer shall not (i) amend the Rights Agreement other than as contemplated by Section 3.23 or (ii) take any action with respect to, or make any determination under, the Rights Agreement (including a redemption of the Preferred Rights) with the purpose of facilitating a Buyer Acquisition Proposal.

           13. Section 4.20(a). Section 4.20(a) of the Merger Agreement is hereby amended to read in its entirety as follows:

           4.20 Buyer Rights Offering Registration Statement. (a) As specified in the Amended Plan, the Buyer will issue (the "Rights Offering") to the holders of certain Allowed Claims as specified in the Amended Plan Rights to purchase, for an aggregate consideration of $217 million, shares of Buyer Common Stock, Buyer Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, Buyer Warrants. The Rights Offering will be made substantially on the terms set forth in Schedule III hereto.

           14. New Section 4.22. The Merger Agreement is hereby amended to add the following immediately following Section 4.21 thereof:

           4.22 Stockholder Rights Offering. If a Rights Offering Adjustment shall have occurred, the Buyer will offer (the "Stockholder Rights Offering") to the Stockholder Rights Holders Stockholder Rights to purchase for cash shares of Buyer Common Stock. The Stockholder Rights Offering will be made substantially on the terms set forth in
           Schedule IV hereto.

           15. Section 5.1(f). Section 5.1(f) of the Merger Agreement is hereby amended to read in its entirety as follows:

           (f) each of the Registration Statement and the Proxy Statement shall have been declared effective and no stop order with respect to either of the Registration Statement or the Proxy Statement shall be in effect;

           16. Section 5.1(g). Section 5.1(g) of the Merger Agreement is hereby amended to read in its entirety as follows:

           (g) the shares of Buyer Common Stock (including all such shares issuable upon conversion of the Buyer Class B Common Stock and the Buyer Warrants or Buyer Participation Warrants, as the case may be) to be issued as contemplated by the Amended Plan and this Agreement shall have been approved for quotation on the Nasdaq National Market.

           17. Section 5.2(e). Section 5.2(e) of the Merger Agreement is hereby amended to read in its entirety as follows:

           (e) after each of the Registration Statement and the Proxy Statement has been declared effective, each of the Rights Offering and the Stockholder Rights Offering shall have expired and the Buyer shall have received aggregate proceeds therefrom (and/or from the closings contemplated by the Standby Purchase Commitments) of at least $217.0 million; and

           18. Section 6.1(f). Section 6.1(f) of the Merger Agreement is hereby amended to add the following at the end thereof:

                     provided, however, that such termination shall not be effective unless such notice is delivered on or before October 4, 1998;

           19. Amended Exhibit A. Exhibit A to the Merger Agreement is hereby amended to read in its entirety as Exhibit A hereto.

           20. Amended Exhibit B. Exhibit B to the Merger Agreement is hereby amended to read in its entirety as Exhibit B hereto.

           21. New Exhibit B-1. Exhibit B-1 hereto is hereby added as Exhibit B-1 to the Merger Agreement.

           22. New Exhibit D-1. Exhibit D-1 hereto is hereby added as Exhibit D-1 to the Merger Agreement.

           23. Amended Exhibit F. Exhibit F to the Merger Agreement is hereby amended to read in its entirety as Exhibit F hereto.

           24. Amended Schedule II. Schedule II to the Merger Agreement is hereby amended to read in its entirety as Schedule II hereto.

           25. Amended Schedule III. Schedule III to the Merger Agreement is hereby amended to read in it entirety as Schedule III hereto.

           26. New Schedule IV. Schedule IV hereto is hereby added as Schedule IV to the Merger Agreement.

           27. Continuation of Merger Agreement. Except as specifically amended hereby, the Merger Agreement shall continue in full force and effect and is hereby ratified and confirmed in all respects.

           28. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Delaware.

           29. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

                                    ARCH COMMUNICATIONS GROUP, INC.


                                    By:
                                        ------------------------------------
                                        Name:
                                               -----------------------------
                                        Title:
                                               -----------------------------


                                    FARM TEAM CORP.


                                    By:
                                        ------------------------------------
                                        Name:
                                               -----------------------------
                                        Title:
                                               -----------------------------


                                    SUBJECT TO THE RECEIPT OF THE CONFIRMATION
                                    ORDER FROM THE BANKRUPTCY COURT WITH RESPECT
                                    TO THE AMENDED PLAN:


                                    MOBILEMEDIA CORPORATION


                                    By:
                                        ------------------------------------
                                        Name:
                                               -----------------------------
                                        Title:
                                               -----------------------------


                                    MOBILEMEDIA COMMUNICATIONS,
                                      INC.


                                      By:
                                          ------------------------------------
                                          Name:
                                                 -----------------------------
                                          Title:
                                                 -----------------------------

                                     CONSENT

                  Each of the undersigned hereby acknowledges that this Amendment (including the amendments to the exhibits to the Merger Agreement effected thereby) is in form and substance reasonably satisfactory to it.


                                      Northwestern Mutual Series Fund, Inc.
                                        for the High Yield Bond Portfolio


                                      By:
                                         -------------------------------------
                                      Name: Timothy S. Collins
                                      Its:  Vice President


                                      The Northwestern Mutual Life
                                        Insurance Company
                                        for its Group Annuity Separate Account


                                        By: Northwestern Investment
                                              Management Company


                                      By:
                                         -------------------------------------
                                      Name: Steven P. Swanson
                                      Its:  Managing Director


                                      The Northwestern Mutual Life
                                        Insurance Company


                                      By:
                                         -------------------------------------
                                      Name: Steven P. Swanson
                                      Its:  Authorized Representative

                                      W.R. Huff Asset Management Co., L.L.C.,
                                      as agent for its separate accounts and
                                      affiliates


                                      By:
                                         -------------------------------------
                                      Name: Bryan E. Bloom, Esq.
                                      Its:  Attorney-in-Fact


                                      Whippoorwill Associates, Inc., as general
                                        partner of and/or as agent for each
                                        account, fund or entity listed in its
                                        Standby Purchase Commitment


                                      By:
                                         -------------------------------------
                                      Name: David Strumwasser
                                      Its:  Managing Director


                                      Credit Suisse First Boston Corporation


                                      By:
                                         -------------------------------------
                                      Name: Alex Lagetko
                                      Its:  Director
                                      September 3, 1998

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                             )                    Chapter 11
                                   )
MobileMedia Communications,        )                    Case No. 97-174 (PJW)
Inc., et al.,                      )
                                   )                    (Jointly Administered)
                   Debtors         )


              DEBTORS' SECOND AMENDED JOINT PLAN OF REORGANIZATION

                            Dated: September 4, 1998


J. Ronald Trost
James D. Johnson
Shelley C. Chapman
Lee M. Stein
SIDLEY & AUSTIN
875 Third Avenue
New York, New York  10022
(212) 906-2000

James L. Patton, Jr. (No. 2202)
Joel A. Waite (No. 2925)
YOUNG CONAWAY STARGATT &
TAYLOR, LLP
P.O. Box 391
Wilmington, Delaware  19899
(302) 571-6600


Co-Counsel to Debtors and
Debtors-in-Possession

                  MobileMedia Corporation, a Delaware corporation ("MobileMedia"), MobileMedia Communications, Inc., a Delaware corporation ("Communications"), MobileMedia Communications, Inc. (California), a California corporation, MobileMedia DP Properties, Inc., a Delaware corporation, MobileMedia PCS, Inc., a Delaware corporation, Dial Page Southeast, Inc., a Delaware corporation, Radio Call Company of Va., Inc., a Virginia corporation, MobileMedia Paging, Inc., a Delaware corporation, Mobile Communications Corporation of America, a Mississippi corporation, MobileComm of the Southeast, Inc., a Delaware corporation, MobileComm of the Northeast, Inc., a Delaware corporation, MobileComm Nationwide Operations, Inc., a Delaware corporation, MobileComm of Tennessee, Inc., a Tennessee corporation, MobileComm of the Southeast Private Carrier Operations, Inc., a Georgia corporation, MobileComm of the Southwest, Inc., a Texas corporation, MobileComm of Florida, Inc., a Florida corporation, MobileComm of the Midsouth, Inc., a Missouri corporation, FWS Radio, Inc., a Texas corporation, and MobileComm of the West, Inc., a California corporation, each a debtor and debtor-in-possession herein (collectively, the "Debtors"), propose the following First Amended Joint Plan of Reorganization (the "Plan").


                                  INTRODUCTION

                  This Plan encompasses a reorganization of the Debtors pursuant to which Communications will merge with and into Farm Team Corp., a Delaware corporation ("Merger Subsidiary") and a subsidiary of Arch Communications Group, Inc. ("Arch"), with Merger Subsidiary being the surviving company. The Debtors' creditors will receive cash or equity securities of Arch. There will be no recovery for the Debtors' equity security holders.

                  Reference is made to the Disclosure Statement accompanying this Plan, including the exhibits thereto, for a discussion of the Debtors' and Arch's history, business, results of operations and properties, and for a summary and analysis of this Plan. All creditors are encouraged to consult the Disclosure Statement and to read this Plan carefully before voting to accept or reject this Plan.

                  NO SOLICITATION MATERIALS, OTHER THAN THE DISCLOSURE STATEMENT AND RELATED MATERIALS TRANSMITTED THEREWITH AND APPROVED BY THE BANKRUPTCY COURT, HAVE BEEN AUTHORIZED BY THE BANKRUPTCY COURT FOR USE IN SOLICITING ACCEPTANCES OR REJECTIONS OF THIS PLAN.


                                    ARTICLE I
                           DEFINITIONS; INTERPRETATION

                  1.1  Definitions.

                  In addition to such other terms as are defined in other Sections of this Plan, the following terms (which appear in this Plan as capitalized terms) shall have the meanings set forth below. A term used in this Plan and not defined in this Plan but that is defined in the Code has the meaning set forth in the Code.

                  "9 3/8% Note Indenture" means the Indenture dated as of November 13, 1995, between Communications, as Issuer, and State Street Bank and Trust Company, as Trustee.

                  "9 3/8% Notes" means the Senior Subordinated Notes due November 1, 2007, issued pursuant to the 9 3/8% Note Indenture.

                  "10 1/2% Note Indenture" means the Indenture dated as of December 1, 1993, between Communications, as Issuer, and First Trust USA (as successor to BankAmerica National Trust Company), as Trustee, as amended.

                  "10 1/2% Notes" means the 10 1/2% Senior Subordinated Deferred Coupon Notes due December 1, 2003, issued pursuant to the 10 1/2% Note Indenture.

                  "1995 Credit Agreement" means the Credit Agreement dated as of December 4, 1995, as amended, among Communications, the Pre-Petition Lenders and the Pre-Petition Agent.

                  "Administrative Claim" means a Claim to the extent that it is of the kind described in section 503(b) of the Code and is entitled to priority under section 507(a)(1) of the Code.

                  "Allowed" means as to any Claim (whether an Administrative Claim, Priority Claim, Priority Tax Claim, Secured Claim or Unsecured Claim), the extent to which such Claim:

                       (a)   (i)   was timely filed or listed in the Schedules
                                   and not listed as disputed, contingent or unliquidated as to amount; and

                            (ii) the Debtors, the Reorganized Debtors or any other party in interest entitled to do so has not and does not file an objection to such Claim within the time period set forth for objecting in Section 4.4;

                       (b)  is allowed by a Final Order of the Bankruptcy Court;
                            or

                       (c)  is allowed by this Plan.

                  "Arch Capital Shares" means, collectively, the Arch Common Shares and the Arch Class B Common Shares.

                  "Arch Class B Common Shares" means the shares of Class B Common Stock of Arch, par value $0.01 per share, to be authorized and issued as and when contemplated by the Merger Agreement.

                  "Arch Common Shares" means the shares of Common Stock of Arch, par value $0.01 per share, which are issued and outstanding plus additional shares which will be authorized and issued as and when contemplated by the Merger Agreement.

                  "Arch Participation Warrants" means, if a Rights Offering Adjustment shall have occurred, warrants for the purchase of Arch Common Shares, which warrants will be issued pursuant to a Warrant Agreement governing their issuance and exercise that will be in the form set forth in Exhibit B-1 to the Merger Agreement.

                  "Arch Series C Convertible Preferred Shares" means the shares of Series C Convertible Preferred Stock of Arch, par value $0.01 per share.

                  "Arch Stockholder Rights" means non-transferable rights (except that, at Arch's election, the rights will transfer with the underlying shares in respect of which the rights are distributed) for the purchase of Arch Common Shares.

                  "Arch Stockholder Rights Offering" means the issuance of Arch Stockholder Rights to the holders of Arch Common Stock on a date to be determined by the Board of Directors of Arch, as more fully described in
Schedule IV to the Merger Agreement.

                  "Arch Stockholder Rights Offering Commencement Date" has the meaning set forth in Schedule IV to the Merger Agreement.

                  "Arch Warrants" means warrants for the purchase of Arch Common Shares, which warrants will be issued pursuant to a Warrant Agreement governing their issuance and exercise that will be in the form set forth in Exhibit B to the Merger Agreement.

                  "Ballot" means the ballot for voting to accept or reject this Plan distributed by the Debtors to all holders of impaired Claims entitled to vote on this Plan.

                  "Bankruptcy Court" means the United States Bankruptcy Court for the District of Delaware in which the Cases were filed on January 30, 1997, or any other court with jurisdiction over the Cases.

                  "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure, as amended from time to time to the extent applicable to the Cases.

                  "Benefit Plan Indemnification Obligations" means Indemnification Obligations with respect to any officer or employee serving as a fiduciary of any employee benefit plan or program of the Debtors, pursuant to charter, by law, contract or applicable state law for any actions taken or not taken in the discharge of such officer's or employee's duties as a fiduciary of such employee benefit plans or programs.

                  "Business Day" means any day other than a Saturday, Sunday or day on which commercial banks in the city of New York, New York or the States of New Jersey or Delaware are authorized or required to close.

                  "Capped Administrative Claims" means the Debtors' good faith estimate of the sum of (i) Priority Tax Claims, (ii) Administrative Claims for
(x) bonuses payable to employees and professionals on or as a result of the Effective Date, (y) amounts necessary to cure any defaults in executory contracts or unexpired leases assumed pursuant to this Plan as required by section 365(b) of the Code and (z) any accrued and unpaid fees and expenses of professionals retained by the Debtors or the Committee pursuant to orders of the Bankruptcy Court, and (iii) Claims for (x) the Allowed Class 4 Claims described in Section 2.6(B)(ii), (iii) and (iv), (y) the Allowed Class 5 Claims described in Section 2.7(B), and (z) Allowed Class 6 Claims of the indenture trustees under the Subordinated Indentures described in Section 2.8(C)(3), in each case (other than those Claims in clause (iii)(z) hereof which shall be payable until such professionals no longer provide services to their respective constituencies on account of the Cases), accrued and unpaid or payable as of the Effective Date, which estimate shall be in reasonable detail (which in the case of professional fees, shall be in substantially the same form as would be submitted to the Bankruptcy Court) and shall be delivered to Arch (with a copy to the Committee) twenty days prior to the Effective Date. If no objection is made by Arch to the Debtors' estimate within ten days after receipt thereof, the estimate shall be deemed to be the amount of Capped Administrative Claims for purposes of Section 2.1(D). If Arch delivers to the Debtors (with a copy to the Committee) a written objection to the Debtors' estimate within ten days after receipt of such estimate, and the Debtors and Arch are unable to resolve such objection, it shall be submitted to the Bankruptcy Court to be determined on or as soon as practicable after the Effective Date.

                  "Cash Equivalent" means, with respect to any Right, an amount equal to the value of such Right as determined based on the actual proceeds received from the sale of Rights from the Rights Reserve pursuant to Section 4.1(B)(5) (or, if the Rights Reserve is then fully depleted, the fair value thereof as of the time such sale would have occurred based on the market price for such Right or, if no such price is available, as determined by the Debtors, Arch and the Committee in good faith or determined by the Bankruptcy Court if no agreement can be reached).

                  "Cases" means the reorganization proceedings of the Debtors under chapter 11 of the Code, jointly administered as Case No. 97-174 (PJW).

                  "Causes of Action" means all claims and causes of action now owned or hereafter acquired by the Debtors, whether arising under any contract or under the Code or other federal or state law, including, without limitation, any causes of action arising under sections 544, 545, 547, 548, 549, 550, 551, 553(b) or other sections of the Code.

                  "Claim" means "claim" as defined in section 101(5) of the Code, as supplemented by section 102(2) of the Code, and shall, in each case, mean a Claim against any Debtor (whether or not so designated).

                  "Class" means each class of Claims or Claims and Interests created under this Plan.

                  "Class 6 Adjusted Pro Rata Share" means, as to any Allowed Class 6 Claim, as of the date that is five Business Days prior to the Final Distribution Date, a fraction (i) the numerator of which is the amount of such Allowed Class 6 Claim and (ii) the denominator of which is the aggregate amount of all Allowed Class 6 Claims as of such date.

                  "Class 6 Pro Rata Share" means, as to any Allowed Claim in Class 6 on the Effective Date or such later date (prior to the Final Distribution Date) as such Claim becomes Allowed, a fraction (i) the numerator of which is the amount of such Allowed Claim and (ii) the denominator of which is the sum of (x) the Effective Date Disputed Claims, (y) the Effective Date Allowed Claims and (z) an estimate of the aggregate amount of Claims arising from the rejection of executory contracts and unexpired leases pursuant to
Section 3.1 that are anticipated to become Allowed Claims, such estimate to be mutually agreed upon by the Debtors, the Committee and Arch in good faith or determined by the Bankruptcy Court if no such agreement can be reached.

                  "Code" means the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq., as amended from time to time to the extent applicable to the Cases.

                  "Committee" means the Official Committee of Unsecured Creditors appointed by the United States Trustee for the District of Delaware on February 10, 1997.

                  "Common Stock" means, collectively, (i) the Class A common stock of MobileMedia, par value $.001, issued and outstanding immediately prior to the Effective Date, (ii) the Class B common stock of MobileMedia, par value $.001, issued and outstanding immediately prior to the Effective Date and (iii) all options, warrants and other rights to purchase the Class A common stock or the Class B common stock of MobileMedia.

                  "Common Stock Claim" means any Claim with respect to the Common Stock of the kind described in section 510(b) of the Code, including, without limitation, any such Claim asserted in or by the parties to the Securities Actions and any Claim by an officer, director or underwriter for contribution, reimbursement or indemnification related thereto.

                  "Confirmation" means "confirmation" as used in section 1129 of the Code.

                  "Confirmation Date" means the date on which the Confirmation Order is entered by the Bankruptcy Court.

                  "Confirmation Hearing" means the hearing at which the Bankruptcy Court considers Confirmation of this Plan.

                  "Confirmation Order" means an order of the Bankruptcy Court confirming this Plan, which order shall be reasonably satisfactory to Arch and, as to the provisions relating to the treatment of Allowed Class 4 Claims, the Pre-Petition Agent.

                  "Creditor" means "creditor" as defined in section 101(10) of the Code and shall mean a creditor of any Debtor.

                  "Creditor Stock Pool" means a number of newly-issued Arch Common Shares determined in accordance with Schedule II to the Merger Agreement, as such number of shares constituting the Creditor Stock Pool may be adjusted pursuant to Section 2.1(D).

                  "Customer Refund Claim" means a Claim by a customer or subscriber of any of the Debtors for refund of amounts improperly paid or billed, or for the return of a deposit.

                  "Dial Page Indenture" means the Indenture dated as of February 1, 1993, between Dial Page, Inc., a Delaware corporation, as Issuer, and the Dial Page Indenture Trustee, as amended.

                  "Dial Page Indenture Trustee" means Norwest Bank Minnesota, N.A. (as successor to First Union Bank of South Carolina), as Trustee under the Dial Page Indenture.

                  "Dial Page Notes" means the 12 1/4% Senior Notes due 2000, issued pursuant to the Dial Page Indenture.

                  "Diluted Basis" means after giving effect to (i) the issuance and distribution pursuant to this Plan of the Arch Capital Shares (including the Arch Capital Shares issued upon exercise of the Rights issued pursuant to the Rights Offering but excluding Arch Capital Shares issued or issuable upon exercise of the Arch Warrants or Arch Participation Warrants) and (ii) the assumed issuance of all Arch Common Shares issuable upon conversion of all convertible preferred stock (including the Arch Series C Convertible Preferred Shares) and convertible debt securities of Arch outstanding as of the date the "Buyer Market Price" is determined in accordance with Schedule II to the Merger Agreement.

                  "DIP Agent" means The Chase Manhattan Bank, in its capacity as agent for the DIP Lenders under the DIP Credit Agreement.

                  "DIP Approval Orders" means, collectively, (i) the Final Order
(I) Authorizing (A) Secured Post-Petition Financing On A Super Priority Basis Pursuant To 11 U.S.C. ss. 364, (B) Use Of Cash Collateral Pursuant to 11 U.S.C. ss. 363 and (C) Grant of Adequate Protection Pursuant To 11 U.S.C. ss.ss. 363 And 364, dated February 19, 1997, (ii) Order (I) Authorizing Extension of (A) Secured Post-Petition Financing On A Super Priority Basis Pursuant To 11 U.S.C. ss. 364, (B) Use Of Cash Collateral Pursuant To 11 U.S.C. ss. 363 And (C) Grant Of Adequate Protection Pursuant To 11 U.S.C. ss.ss. 363 And 364 And (II) Scheduling A Final Hearing Pursuant To Bankruptcy Rule 4001(c), dated January 27, 1998 and (iii) Order (I) Authorizing Extension of (A) Secured Post-Petition Financing On A Super Priority Basis Pursuant To 11 U.S.C. ss. 364, (B) Use Of Cash Collateral Pursuant To 11 U.S.C. ss. 363 And (C) Grant Of Adequate Protection Pursuant To 11 U.S.C. ss.ss. 363 And 364 And (II) Scheduling A Final Hearing Pursuant To Bankruptcy Rule 4001(c), dated July 28, 1998.

                  "DIP Credit Agreement" means the Revolving Credit and Guarantee Agreement dated as of January 30, 1997, as amended, among Communications, as Borrower, MobileMedia, as Parent and Guarantor, each of the direct and indirect subsidiaries of Communications designated as Guarantor in
Schedule 3.5 thereto, as Guarantors, the DIP Agent and the DIP Lenders.

                  "DIP Lenders" means those financial institutions from time to time party to the DIP Credit Agreement as lenders.

                  "Director Indemnification Obligations" means Indemnification Obligations with respect to any present or former director of any of the Debtors.

                  "Disclosure Statement" means the Disclosure Statement respecting this Plan approved by order of the Bankruptcy Court, and all supplements and exhibits thereto.

                  "Disputed Claim" means a Claim against any of the Debtors to the extent that such Claim is not Allowed.

                  "Effective Date" means the date on which this Plan becomes effective which date shall be ten Business Days after all the conditions to the Effective Date set forth in Section 5.1 have first been satisfied or waived, or such earlier date (but not less than seven Business Days after such conditions have first been satisfied or waived) as the Debtors, Arch, the Pre-Petition Agent, the DIP Agent and the Committee shall agree.

                  "Effective Date Allowed Claims" means those Class 6 Claims that have been Allowed by order of the Bankruptcy Court prior to the Effective Date or that are Allowed pursuant to this Plan, as set forth in a schedule delivered by the Debtors to the Exchange Agent and Arch two Business Days prior to the Effective Date, which schedule, absent manifest error, shall be conclusive for the purposes of calculating Class 6 Pro Rata Share and Class 6 Adjusted Pro Rata Share.

                  "Effective Date Disputed Claims" means, on and as of the Effective Date, any Class 6 Claim that is a Disputed Claim on and as of such date, in the full amount set forth in any timely filed proof of claim or listed by the Debtors in the Schedules, as set forth in a schedule delivered by the Debtors to the Exchange Agent and Arch two Business Days prior to the Effective Date, which schedule, absent manifest error, shall be conclusive for purposes of calculating Class 6 Pro Rata Share and Class 6 Adjusted Pro Rata Share.

                  "Estate Representative" has the meaning given such term in
Section 4.2(C)(5).

                  "Exchange Agent" means a bank trust company or other entity reasonably satisfactory to MobileMedia and the Committee, appointed by Arch to act as the exchange agent for making distributions to the holders of Allowed Class 6 Claims.

                  "Excluded Indemnification Obligations" means Indemnification Obligations with respect to (i) any present or former officer of the Debtors considered as of the Effective Date by the FCC to be an alleged wrongdoer for purposes of the FCC Proceeding, (ii) any present or former officer of the Debtors now or hereafter named as a defendant in the Securities Actions, as to claims arising out of the matters alleged in the Securities Actions, (iii) any present or former officer of the Debtors named as a defendant in any action initiated after the date hereof based upon similar factual allegations, or alleging similar causes of action, to the Securities Actions, as to claims arising out of the matters alleged therein, (iv) any officer or employee of the Debtors that is not an officer or employee as of the Effective Date, (v) present or former professionals or advisors of the Debtors, including, without limitation, accountants, auditors, financial consultants, underwriters or attorneys, other than Indemnification Obligations arising out of post-petition agreements approved by the Bankruptcy Court, and (vi) any Indemnification Obligation of the kind described in section 510(b) of the Code.

                  "FCC" means the Federal Communications Commission or any governmental authority succeeding to the rights and powers thereof.

                  "FCC Proceeding" means the hearing in WT Docket No. 97-115, In the Matter of MobileMedia Corporation, et al.

                  "Final Distribution Date" means the tenth Business Day after the day on which no Class 6 Claim remains a Disputed Claim.

                  "Final Order" means, as to any court, administrative agency or other tribunal, an order or judgment of such tribunal as entered on its docket as to which the time to appeal or petition for certiorari has expired and as to which no appeal or petition for certiorari is pending or, if an appeal or petition for certiorari has been timely filed or taken, the order or judgment of the tribunal has been affirmed (or such appeal or petition has been dismissed as moot) by the highest court (or other tribunal having appellate jurisdiction over the order or judgment) to which the order was appealed or the petition for certiorari has been denied, and the time to take any further appeal or to seek further certiorari has expired.

                  "Fully Diluted Basis" means after giving effect to (i) the issuance and distribution pursuant to this Plan of the Arch Capital Shares (including the Arch Capital Shares issued upon exercise of the Rights issued pursuant to the Rights Offering), (ii) the assumed issuance of all Arch Common Shares issuable upon conversion of all convertible preferred stock (including the Arch Series C Convertible Preferred Shares) and convertible debt securities of Arch outstanding as of the date the "Buyer Market Price" is determined in accordance with Schedule II to the Merger Agreement, and (iii) the assumed issuance of all Arch Common Shares issuable upon the exercise of the Arch Warrants or the Arch Participation Warrants, as the case may be.

                  "Indemnification Obligations" means the obligation of any of the Debtors to indemnify, reimburse or provide contribution to any present or former officer, director or employee, or any present or former professionals or advisors of the Debtors, including, without limitation, accountants, auditors, financial consultants, underwriters or attorneys, whether pursuant to charter, by law, contract or statute, regardless of whether the indemnification is owed in connection with a pre-Petition Date or post-Petition occurrence.

                  "Interest" means all rights (including unpaid dividends) arising from any equity security (as defined in section 101(16) of the Code) of the Debtors, including, without limitation, the Common Stock, but excluding Common Stock Claims.

                  "License Co. L.L.C." means the limited liability company formed as a wholly owned subsidiary of MCCA that will hold the Reorganized Debtors' Licenses after the Effective Date.

                  "Licenses" means the licenses and other authorizations of the Debtors to operate their paging networks.

                  "Lien" means, with respect to any interest in property, any mortgage, lien, pledge, charge, security interest, easement or encumbrance of any kind whatsoever affecting such interest in property.

                  "Merger" means the merger of Communications into Merger Subsidiary contemplated by the Merger Agreement and Section 4.2(B).

                  "Merger Agreement" means the Agreement and Plan of Merger by and among Arch, the Merger Subsidiary, MobileMedia and Communications dated as of August 18, 1998, as amended from time to time.

                  "MCCA" means Mobile Communications Corporation of America, a Mississippi corporation.

                  "Miscellaneous Secured Claim" means a Secured Claim not classified in Class 4 under this Plan.

                  "Net Tower Sale Proceeds" shall be the Net Cash Proceeds (as defined in the DIP Credit Agreement) from the Debtors' sale of their towers and certain related assets, as set forth in the Tower Sale Agreement, which Net Cash Proceeds shall be at least $165 million.

                  "Non-Priority Unsecured Claim" means any Unsecured Claim not classified in Class 3, 5, 7, 8 or 9 under this Plan.

                  "Note Litigation Claim" means any Claim with respect to the Notes of the kind described in section 510(b) of the Code, including, without limitation, any such Claim asserted in or by the parties to the Securities Actions and any Claim by an officer, director or underwriter for contribution, reimbursement or indemnification related thereto.

                  "Notes" means, collectively, the Dial Page Notes, the 93/8% Notes and the 10 1/2% Notes.

                  "Person" means any person, including, without limitation, any individual, partnership, joint venture, corporation, company, trust, estate, unincorporated organization and any governmental unit.

                  "Personal Injury Claim" means a Claim against any of the Debtors that is unliquidated or contingent as of the Confirmation Date and is of the kind described in 28 U.S.C. ss. 157(b)(5).

                  "Petition Date" means January 30, 1997, the date on which the petitions initiating the Cases were filed with the Bankruptcy Court.

                  "Plan" means this Second Amended Joint Plan of Reorganization, as amended from time to time, and all addenda, exhibits, schedules and other attachments hereto, as the same may be amended from time to time, pursuant to this Plan or the Code, all of which are incorporated herein by reference.

                  "Pre-Petition Agent" means The Chase Manhattan Bank, in its capacity as the agent for the Pre-Petition Lenders under the 1995 Credit Agreement.

                  "Pre-Petition Lenders" means those financial institutions from time to time party to the 1995 Credit Agreement as lenders.

                  "Priority Claim" means a Claim to the extent that it is of the kind described in, and entitled to priority under, section 507(a)(3), (a)(4) or
(a)(6) of the Code.

                  "Priority Tax Claim" means a Claim to the extent that it is of the kind described in, and entitled to priority under, section 507(a)(8) of the Code.

                  "Pro Rata Share" means proportionately, so that with respect to an Allowed Claim other than an Allowed Class 6 Claim, the ratio of (i) the amount of payments or other property distributable on account of a particular Allowed Claim in a particular Class under this Plan to (ii) the amount of such Allowed Claim in such Class is the same as the ratio of (a) the amount of payments or other property distributable on account of all Allowed Claims in such Class to (b) the amount of all Allowed Claims in such Class.

                  "Registration Rights Agreement" means a registration rights agreement to be entered into pursuant to Section 4.9 between Arch and any Person entitled to become a party to such registration rights agreement under Section 4.9, which shall be in substantially the form attached as Exhibit A.

                  "Reorganized Communications" means, on and after the Effective Date, Merger Subsidiary, the successor to Communications (as reorganized under and pursuant to this Plan) and a wholly owned subsidiary of Arch as a result of the Merger.

                  "Reorganized Debtors" means, on and after the Effective Date, Reorganized Communications and Reorganized MCCA.

                  "Reorganized Debtor's Certificate of Incorporation" means, (i) as to Reorganized Communications, the Certificate of Incorporation of Merger Subsidiary, as amended by the Certificate of Merger relating to the Merger and except that the name of the corporation set forth therein shall be changed to "MobileMedia Communications, Inc.", and (ii) as to Reorganized MCCA, the Certificate of Incorporation of Delaware Subsidiary Co.

                  "Reorganized Debtor's Bylaws" means, as to Reorganized Communications, the Bylaws of Merger Subsidiary, and as to Reorganized MCCA, the Bylaws of Delaware Subsidiary Co.

                  "Reorganized MCCA" means Delaware Subsidiary Co., the successor to MCCA (as reorganized under and pursuant to this Plan) and a wholly owned subsidiary of Reorganized Communications.

                  "Rights" means certificated, transferable rights issued by Arch. The securities to be offered pursuant to the Rights will include (i) an aggregate number of Arch Common Shares determined in accordance with Schedule II to the Merger Agreement and (ii) if there has been no Rights Offering Adjustment, Arch Warrants entitling the holders thereof to purchase an aggregate number of Arch Common Shares determined as described in Schedule II to the Merger Agreement. Each Right will be exercisable for one Unit.

                  "Rights Offering" means the issuance of the Rights by Arch to holders of Allowed Class 6 Claims on the Rights Offering Commencement Date.

                  "Rights Offering Adjustment" has the meaning set forth in
Schedule II to the Merger Agreement.

                  "Rights Offering Commencement Date" means the date on which Arch commences the Rights Offering by mailing to holders of Allowed Class 6 Claims as of the Rights Offering Initial Record Date certificates representing the Rights and instructions for the exercise thereof, which date shall be as soon as practicable after the later to occur of (i) approval by the Bankruptcy Court of the Disclosure Statement and (ii) the effectiveness of the Registration Statement (as defined in the Merger Agreement).

                  "Rights Offering Distribution Pool" means all of the Rights minus the Rights included in the Rights Reserve.

                  "Rights Offering Expiration Date" means 5:00 p.m., New York City time, on the date on which the Rights Offering terminates, which date shall be established by Arch and Communications, on or prior to the Confirmation Date, but shall be not less than 15 calendar days after the date on which all the conditions to effectiveness of this Plan shall have been satisfied or waived (other than (i) the requirement that the order entered by the FCC has become a Final

Order in connection with the condition set forth in Section 5.1(e) of the Merger Agreement, and (ii) such conditions that by their nature are to be satisfied on the Effective Date).

                  "Rights Offering Initial Record Date" means the date that is the record date to determine which holders of Claims are entitled to vote on this Plan.

                  "Rights Offering Pro Rata Share" means, as to any Allowed Class 6 Claim, a fraction, (i) the numerator of which is the amount of such Allowed Class 6 Claim as of the date of determination and (ii) the denominator of which is the aggregate amount of Allowed Class 6 Claims as of the Rights Offering Initial Record Date.

                  "Rights Offering Supplemental Record Date" means the Confirmation Date.

                  "Rights Reserve" means, as of the Rights Offering Initial Record Date, a number of Rights equal to the product of (i) the total number of Rights, and (ii) a fraction, (A) the numerator of which is the sum of the estimated aggregate amount of (x) Class 6 Claims that are Disputed Claims and
(y) Claims arising from the rejection of executory contracts and unexpired leases pursuant to Section 3.1 that are anticipated to become Allowed Claims, such estimate to be mutually agreed upon by the Debtors, the Committee and Arch, in good faith, or determined by the Bankruptcy Court if no such agreement can be reached, and (B) the denominator of which is the sum of the estimated aggregate amount of (x) Class 6 Claims that are Disputed Claims, (y) Claims arising from the rejection of executory contracts and unexpired leases pursuant to Section
3.1 that are anticipated to become Allowed Claims, such estimate to be mutually agreed upon by the Debtors, the Committee and Arch, in good faith, or determined by the Bankruptcy Court if no such agreement can be reached, and (z) all Allowed Class 6 Claims as of such date.

                  "Schedules" means the joint Schedules of Assets, Liabilities and Executory Contracts filed by the Debtors with the Clerk of the Bankruptcy Court for the District of Delaware pursuant to Bankruptcy Rule 1007, as such schedules have been or may be amended or supplemented by the Debtors from time to time.

                  "Secured Claim" means a Claim that is secured by a Lien on, or interest in, property of any of the Debtors, or that is subject to setoff under section 553 of the Code, but only to the extent of the value of the Creditor's interest (directly or by enforceable subrogation) in the Debtor's interest in such property, or to the extent of the amount subject to setoff, which value shall be determined as provided in section 506(a) of the Code or as provided in this Plan.

                  "Securities Actions" means, collectively, the actions styled In re MobileMedia Securities Litigation, No. 96-5723 (AJL) (D. N.J. 1996), Allen
T. Gilliland Trust v. Hellman & Friedman Capital Partners II, L.P., et al., Civil Action No. 97-3543 (N.D. Cal. 1997) and Allen T. Gilliland Trust v. Hellman & Friedman MobileMedia Partners, L.L.C., et al., Case No. 989891 (Cal. Super. Ct. 1997).

                  "Semi-Annual Distribution Date" means the last Business Day of each June and December after the Effective Date and prior to the Final Distribution Date; provided, that if the

Effective Date is within 60 days before the end of June or December, the first Semi-Annual Distribution Date will be the last Business Day of the next succeeding June (if the Effective Date is in December) or December (if the Effective Date is in June).

                  "Standby Purchase Commitment" means the various commitments of the Standby Purchasers to purchase Units in the event any Rights are not exercised in the Rights Offering, as evidenced by the letters attached hereto as Exhibits B-1 through B-6, as such letters may be amended from time to time.

                  "Standby Purchasers" means those creditors of the Debtors that have executed a Standby Purchase Commitment.

                  "Subordinated Indemnification Obligation Claims" means Indemnification Obligations that are rejected pursuant to Section 7.5(A) and any Claims arising therefrom.

                  "Subordinated Indentures" means, collectively, the 93/8% Note Indenture and the 10 1/2% Note Indenture.

                  "Subordinated Noteholder Claims" means all Claims arising under or relating to the Subordinated Notes, the Subordinated Indentures and related agreements, other than Note Litigation Claims.

                  "Subordinated Notes" means, collectively, the 93/8% Notes and the 10 1/2% Notes.

                  "Subsidiary Claim" means any Claim by a Debtor against another Debtor.

                  "Subsidiary Interest" means any Interest held by a Debtor in another Debtor, including all options, warrants and other rights to purchase any such Interest in a Debtor held by another Debtor.

                  "Tower Sale Agreement" means the Purchase Agreement between the Debtors and Pinnacle Towers Inc. dated July 7, 1998, as approved by the Bankruptcy Court on August 10, 1998, or as amended in accordance therewith and in accordance with the order of the Bankruptcy Court.

                  "Unit" means (i) if there has not been a Rights Offering Adjustment, (x) one Arch Capital Share and (y) 0.__ of an Arch Warrant(1) and
(ii) if there has been a Rights Offering Adjustment, one Arch Capital Share.

--------

(1) The fraction of an Arch Warrant that will be included in each Unit will equal the fraction obtained by dividing (i) the total number of Arch Warrants purchasable upon exercise of Rights by (ii) the total number of Arch Capital Shares purchasable upon exercise of Rights (which will be determined based on the pricing mechanism set forth in Schedule II to the Merger Agreement).

                  "Unsecured Claim" means a Claim that is not an Administrative Claim, a Priority Claim, a Priority Tax Claim or a Secured Claim.

                  "Voting Deadline" means that date set in an order of the Bankruptcy Court as the deadline for the return of Ballots accepting or rejecting this Plan.

                  1.2 Interpretation. For purposes of this Plan: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural; (b) unless otherwise provided in this Plan, any reference in this Plan to a contract, instrument, release, indenture or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (c) unless otherwise provided in this Plan, any reference in this Plan to an existing document or Exhibit means such document or Exhibit, as it may have been or may be amended, modified or supplemented pursuant to this Plan; (d) unless otherwise specified herein, any reference to an entity as a holder of a Claim includes that entity's successors, assigns and affiliates; (e) unless otherwise specified, all references in this Plan to Sections, Articles and Exhibits are references to Sections, Articles and Exhibits of or to this Plan; (f) the words "herein" and "hereto" refer to this Plan in its entirety rather than to a particular portion of this Plan; (g) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be part of or to affect the interpretation of this Plan; and (h) the rules of construction set forth in section 102 of the Code will apply.

                  1.3 Computation of Time. In computing any period of time prescribed or allowed by this Plan, the provisions of Bankruptcy Rule 9006(a) will apply.


                                   ARTICLE II
              CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS

                  The following is a designation of the Classes of Claims and Interests classified under this Plan, and the treatment to be provided to each such Class.

                  A Claim or Interest shall be deemed classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of that Class and shall be deemed classified in a different Class to the extent that any remainder of the Claim or Interest qualifies within the description of such different Class. Administrative Claims and Priority Tax Claims have not been classified in accordance with section 1123(a)(1) of the Code, although the treatment for such unclassified Claims is set forth below.

                  The treatment of and consideration to be provided on account of Claims and Interests pursuant to this Plan shall be in full settlement, release and discharge of such Claims and Interests; provided, that such discharge shall not affect the liability of any other entity on, or the property of any other entity encumbered to secure payment of, any such Claim or Interest, except as otherwise provided in this Plan; and provided, further, that such discharge shall not affect the Reorganized Debtors' obligations under and pursuant to this Plan. The treatment of and consideration to be provided to Allowed Claim and Interest holders in each Class shall apply to all of the Cases.

                  No Claim shall entitle the holder thereof to a distribution of cash or securities or to other consideration pursuant to this Plan unless, and only to the extent that, such Claim is an Allowed Claim.

UNCLASSIFIED CLAIMS

                  2.1 Administrative Claims.

                       A. General. Subject to the provisions of Section 4.4(A) and unless otherwise agreed by the holder of an Allowed Administrative Claim (in which event such other agreement shall govern), each holder of an Allowed Administrative Claim shall receive on account of such Administrative Claim: (i) cash equal to the unpaid amount of such Allowed Administrative Claim; or (ii) at the option of Reorganized Communications, payment in accordance with the ordinary business terms of such Allowed Administrative Claim.

                       B. Statutory Fees. On or before the Effective Date, Administrative Claims for fees payable pursuant to section 1930 of title 28 of the United States Code, 28 U.S.C. ss. 1930, as determined by the Bankruptcy Court at the Confirmation Hearing, will be paid in cash in an amount equal to the amount of such Administrative Claims. All such fees payable after the Effective Date will be assumed by the Reorganized Debtors.

                       C. Ordinary Course Liabilities. Administrative Claims based on liabilities incurred by the Debtors in the ordinary course of their businesses will be assumed and paid by Reorganized MCCA pursuant to the terms and conditions of the particular transaction giving rise to such Administrative Claim, without any further action by the holders of such Claims.

                       D. Funding of Certain Administrative Claims. Arch shall make available to Reorganized Communications any monies necessary for Reorganized Communications to make timely payment of all Administrative Claims; provided, that in the event the sum of Capped Administrative Claims and the costs and expenses of the Standby Purchasers as provided in the Standby Purchase Commitment exceeds $34,000,000, the number of Arch Common Shares constituting the Creditor Stock Pool shall be reduced by a number of shares equal to (i) the excess of the sum of (x) Capped Administrative Claims and (y) the costs and expenses of the Standby Purchasers as provided in the Standby Purchase Commitment over $34,000,000, divided by (ii) $25.315.

                  2.2 Priority Tax Claims. Unless otherwise agreed by the holder of an Allowed Priority Tax Claim (in which event such other agreement shall govern), each holder of an Allowed Priority Tax Claim against any of the Debtors shall, on the Effective Date, receive, at Arch's option, either (a) cash equal to the amount of such Allowed Priority Tax Claim or (b) a promissory note payable by Reorganized Communications in a principal amount equal to the amount of such Allowed Priority Tax Claim on which interest shall accrue from and after the

Effective Date at the rate of 7% or such higher or lower rate as is determined by the Bankruptcy Court to be appropriate under section 1129(a)(9)(C) of the Code and shall be paid semiannually in arrears; the principal amount of the promissory note shall be paid in full on a date or dates six (6) years after the date of assessment of such Allowed Priority Tax Claim.

CLASSIFIED CLAIMS AGAINST AND INTERESTS IN THE DEBTORS

                  2.3 Class 1 Claims (Priority Claims).

                       A. Classification. Class 1 consists of all Priority Claims against any of the Debtors.

                       B. Allowance. Claims in Class 1 shall be allowed or disallowed in accordance with Section 4.4(B) of this Plan and applicable provisions of the Code and Bankruptcy Rules.

                       C. Treatment. Allowed Claims in Class 1 shall be paid in full in cash on the later of the Effective Date and a date that is as soon as practicable after the date upon which such Claim becomes an Allowed Priority Claim.

                       D. Impairment and Voting. Class 1 Claims are unimpaired and are not entitled to vote on this Plan.

                  2.4 Class 2 Claims (Miscellaneous Secured Claims).

                       A. Classification. Class 2 consists of all Miscellaneous Secured Claims against any of the Debtors, if any.

                       B. Allowance. Claims in Class 2 shall be allowed or disallowed in accordance with Section 4.4(B) of this Plan and applicable provisions of the Code and Bankruptcy Rules.

                       C. Treatment. The legal, equitable and contractual rights to which each holder of an Allowed Claim in Class 2 is entitled shall be left unaltered or, at the option of the Reorganized Debtors, shall be left unimpaired in the manner described in section 1124(2) of the Code.

                       D. Impairment and Voting. Class 2 Claims are unimpaired and are not entitled to vote on this Plan.

                  2.5 Class 3 Claims (Customer Refund Claims).

                       A. Classification. Class 3 consists of all Customer Refund Claims against any of the Debtors not otherwise classified in Class 1 or Class 2.

                       B. Allowance. Claims in Class 3 shall be allowed or disallowed in accordance with Section 4.4(B) of this Plan and applicable provisions of the Code and Bankruptcy Rules.

                       C. Treatment. The legal, equitable and contractual rights to which each holder of an Allowed Claim in Class 3 is entitled shall be left unaltered or, at the option of the Reorganized Debtors, shall be left unimpaired in the manner described in section 1124(2) of the Code.

                       D. Impairment and Voting. Class 3 Claims are unimpaired and are not entitled to vote on this Plan.

                  2.6 Class 4 Claims (Claims arising under or related to the 1995 Credit Agreement).

                       A. Classification. Class 4 consists of all Secured Claims against any of the Debtors arising under or related to the 1995 Credit Agreement.

                       B. Allowance. Allowed Class 4 Claims shall consist of the following unpaid obligations arising under the 1995 Credit Agreement, and shall be Allowed in an aggregate amount equal to: (i) $649,000,000 minus the Net Tower Sale Proceeds actually paid to the Pre-Petition Agent on behalf of the holders of Allowed Class 4 Claims; (ii) reasonable accrued and unpaid commitment, letter of credit and similar fees under the 1995 Credit Agreement, in an amount, as of the Petition Date, equal to $179,148.29, together with any such amounts accrued after the Petition Date and unpaid as of the Effective Date; (iii) the unpaid, reasonable costs and expenses of the Pre-Petition Agent, to the extent provided in the 1995 Credit Agreement; and (iv) the unpaid, reasonable costs and expenses of the members of the Steering Committee for the Pre-Petition Lenders, other than the Pre-Petition Agent, up to the aggregate amount of $1,000,000. Adequate protection payments in connection with, and the costs and expenses of the Pre-Petition Agent arising under, the 1995 Credit Agreement shall continue to be paid in cash through the Effective Date at the rate and in the manner set forth under the DIP Approval Orders. Class 4 Claims shall not include interest accrued at the default rate under Section 5.4(c) of the 1995 Credit Agreement or otherwise.

                       C. Treatment. Each holder of an Allowed Claim in Class 4 shall receive, in full satisfaction of its Claim, cash equal to the amount of its Allowed Claim, payable in accordance with Section 4.3(A).

                       D. Impairment and Voting. Class 4 Claims are impaired and are entitled to vote on this Plan.

                 2.7 Class 5 Claims (Claims arising under or related to the Dial Page Notes).

                       A. Classification. Class 5 consists of all Claims against any of the Debtors arising under or related to the Dial Page Notes, the Dial Page Indenture and related agreements, other than Note Litigation Claims.

                       B. Allowance. Class 5 Claims shall be Allowed Claims in the sum of: (i) the outstanding principal amount of the Dial Page Notes; (ii) unpaid interest on the Dial Page Notes accrued to the Effective Date calculated at the non-default rate set forth in the Dial Page Notes; and (iii) the unpaid reasonable fees and expenses of the trustee for the Dial Page Notes incurred prior to the Petition Date, to the extent provided for in the Dial Page Indenture.
                       C. Treatment. Each holder of an Allowed Claim in Class 5 shall receive, in full satisfaction of its Claim, cash equal to the full amount of its Allowed Claim, payable in accordance with Section 4.3(B).

                       D. Impairment and Voting. Class 5 Claims are impaired and are entitled to vote on this Plan.

                 2.8 Class 6 Claims (Non-Priority Unsecured Claims).

                       A. Classification. Class 6 consists of all Non-Priority Unsecured Claims against any of the Debtors, including the Subordinated Noteholder Claims.

                       B. Allowance. (i) Class 6 Claims other than Subordinated Noteholder Claims and Personal Injury Claims shall be allowed or disallowed in accordance with Section 4.4(B) and applicable provisions of the Code and Bankruptcy Rules, (ii) Subordinated Noteholder Claims other than Claims of the indenture trustees under the Subordinated Indentures shall be Allowed Claims in the sum of: (x) the outstanding principal amount (or outstanding accreted principal amount, as the case may be) of the Subordinated Notes and (y) unpaid interest on the Subordinated Notes accrued prior to the Petition Date calculated at the non-default rate set forth in the Subordinated Notes, (iii) Subordinated Noteholder Claims for the indenture trustees under the Subordinated Indentures shall be Allowed Claims in an amount equal to the unpaid reasonable fees and expenses of each such indenture trustee incurred prior to and after the Petition Date through the Effective Date, to the extent provided for in the Subordinated Indentures, and (iv) Personal Injury Claims shall be liquidated and allowed or disallowed in the district court in which the Cases are pending, or in the district court in the district in which the claim arose, as determined by the district court in which the Cases are pending.

                       C. Treatment.

                          1. Each holder of an Allowed Claim in Class 6 (other
than the indenture trustees under the Subordinated Indentures) shall receive:

                          (a) for each holder of an Allowed Claim as of the Rights Offering Initial Record Date, from Arch on the Rights Offering

                          Commencement Date, its Rights Offering Pro Rata Share of the Rights Offering Distribution Pool;

                          (b) for each holder of a Claim that becomes an Allowed Claim after the Rights Offering Initial Record Date but before the Rights Offering Supplemental Record Date, (i) from Arch, as soon as practicable after the Rights Offering Supplemental Record Date, an amount of Rights from the Rights Reserve equal to the amount of Rights that would have been such holder's Rights Offering Pro Rata Share of the Rights Offering Distribution Pool if such holder's Claim had been an Allowed Claim as of the Rights Offering Initial Record Date or, (ii) if the number of Rights in the Rights Reserve on the Rights Offering Supplemental Record Date is insufficient to make the distribution set forth in clause (i), from Arch, (x) its ratable share (based on such holders' respective amounts of Allowed Class 6 Claims) of the Rights in the Rights Reserve on such date and (y) its Cash Equivalent of each Right (or portion thereof) that would have been distributed pursuant to clause (i) if sufficient Rights had been available in the Rights Reserve on the Rights Offering Supplemental Record Date;

                          (c) from Arch on the Effective Date, if such holder has exercised any or all of its Rights in accordance with the terms and conditions thereof, for each Right so exercised, a Unit;

                          (d) for each holder of a Claim in Class 6 that is not Allowed as of the Rights Offering Supplemental Record Date, from Arch, instead of receiving any Rights, as soon as reasonably practical after such Claim becomes an Allowed Claim (but no sooner than the Effective
                          Date), its Cash Equivalent;

                          (e) from the Exchange Agent (x) if such Claim is an Allowed Claim on the Effective Date, on or as soon as practicable after the Effective Date, its Class 6 Pro Rata Share of the Creditor Stock Pool or (y) if such Claim is not an Allowed Claim on the Effective Date, on a later date after which the Claim is Allowed, its Class 6 Pro Rata Share of the Creditor Stock Pool; and

                          (f) from the Exchange Agent on the Final Distribution Date, its Class 6 Adjusted Pro Rata Share of the Arch Common Shares remaining in the Creditor Stock Pool, if any, on such date; provided, that if there are fewer than 10,000 Arch Common Shares remaining in the

                          Creditor Stock Pool on the Final Distribution Date, no distribution will be made to holders of Allowed Class 6 Claims on such date, and the Arch Common Shares remaining in the Creditor Stock Pool on such date shall be returned to Arch and become treasury shares.

                          2. In lieu of the foregoing treatment, any holder of a
Claim in Class 6 of $1,000 or less may elect, by marking the appropriate box on the Ballot sent to such holder, to receive cash equal to 50% of its Allowed Claim, or, if such holder's claim is in excess of $1,000, such holder may elect to have its Claim reduced to and Allowed at $1,000 and receive cash with respect to such reduced Claim in accordance with this Section 2.8(C)(2).

                          3. On the Effective Date, the Reorganized Debtors
shall pay to the indenture trustees under the Subordinated Indentures cash equal to the amount of fees and expenses of the indenture trustees (including the reasonable fees and expenses of counsel retained by the indenture trustees), in accordance with and to the extent provided for in the Subordinated Indentures, whether incurred prior or subsequent to the Petition Date, without application by or on behalf of the indenture trustees or their respective counsel to the Bankruptcy Court.

                       D. Impairment and Voting. Class 6 Claims are impaired and are entitled to vote on this Plan.

                 2.9 Class 7 Claims (Note Litigation Claims).

                       A. Classification. Class 7 consists of all Note Litigation Claims against any of the Debtors.

                       B. Treatment. The holders of Claims in Class 7 shall not be entitled to receive or retain any property pursuant to this Plan on account of their Claims.

                       C. Impairment and Voting. Class 7 Claims are impaired and are deemed not to have accepted this Plan.

                 2.10 Class 8 Claims and Interests (Common Stock Claims and Interests and Subordinated Indemnification Obligation Claims).

                       A. Classification. Class 8 consists of all Interests arising from or related to the Common Stock, all Common Stock Claims and all Subordinated Indemnification Obligation Claims against any of the Debtors.

                       B. Treatment. Interests in Class 8 shall be canceled, and the holders of Claims and Interests in Class 8 shall not be entitled to receive or retain any property on account of their Claims and Interests.

                       C. Impairment and Voting. Class 8 Claims and Interests are impaired and are deemed not to have accepted this Plan.

                 2.11 Class 9 Claims and Interests (Subsidiary Claims and Interests).

                       A. Classification. Class 9 consists of all Subsidiary Claims and Subsidiary Interests.

                       B. Treatment. The Interests in Class 9 shall be canceled, except that, in accordance with Section 4.2(B), Reorganized Communications shall retain its Interests in Reorganized MCCA, and the holders of Claims and Interests in Class 9 shall not be entitled to receive or retain any property on account of such Claims and Interests.

                       C. Impairment and Voting. Class 9 Claims and Interests are impaired and are deemed not to have accepted this Plan.


                                   ARTICLE III
              TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

                 3.1 Rejection. No later than 25 days prior to the Voting Deadline, the Debtors, at the direction of Arch, shall prepare a schedule of the executory contracts and unexpired leases to be rejected on the Effective Date (the "Rejection Schedule"). The Rejection Schedule shall be filed and served on each party to an executory contract or unexpired lease listed thereon to be rejected by the Debtors no later than twenty days prior to the Voting Deadline. Any claims for damages arising from the rejection of an executory contract or unexpired lease listed on the Rejection Schedule must be filed by the Voting Deadline and shall be determined, if necessary, at Confirmation. The Rejection Schedule may be amended from and after the Confirmation Date for sixty days thereafter (but in no event after the Effective Date) by the Debtors at the direction of Arch and with notice to any party to an executory contract or unexpired lease added to or removed from such schedule. Any claims for damages arising from the rejection of an executory contract or unexpired lease rejected after the Confirmation Date pursuant to this Section 3.1 must be filed within 20 days after receipt of notice of rejection of such contract. Any such Claims not filed within the applicable 20-day period shall be barred and may not thereafter be asserted.

                 3.2 Assumption.

                       A. Assumed Contracts. Each executory contract or unexpired lease of the Debtors that has not expired by its own terms prior to the Effective Date, has not been rejected during the Cases prior to Confirmation, is not subject to a notice of rejection and is not rejected under this Plan shall, by the terms of this Plan, be assumed by Reorganized MCCA pursuant to sections 365 and 1123(b)(2) of the Code on the Effective Date. All such assumed contracts, unexpired leases, franchises and permits, and any contracts or unexpired leases assumed by the Debtors by order of the Bankruptcy Court prior to the Confirmation Date, shall be vested in and continue in effect for the benefit of the Reorganized Debtors.

                       B. Cure Payments and Release of Liability. The Debtors shall, at least twenty days prior to the Voting Deadline, file and serve on all parties to executory contracts and unexpired leases to be assumed as of the Effective Date, and on the Pre-Petition Agent, the Committee and Arch a schedule setting forth the amount of cure and compensation payments to be provided by the Reorganized Debtors in accordance with section 365(b)(1) of the Code, which schedule shall be acceptable to Arch. Objections to any such proposed cure payment must be made by the Voting Deadline, and shall be determined, if necessary, at the Confirmation Hearing. In the event the Debtors amend the Rejection Schedule pursuant to Section 3.1 after the Confirmation Date to remove an executory contract or unexpired lease therefrom, the Debtors shall, within five days after such amendment to the Rejection Schedule, file and serve on all parties to executory contracts and unexpired leases to be assumed as a result of any such Schedule amendment, and on the Pre-Petition Agent, the Committee and Arch, a supplemental schedule setting forth the amount of cure and compensation payments to be provided by the Reorganized Debtors in accordance with section 365(b)(1) of the Code, which supplemental schedule of cure payments shall be reasonably acceptable to Arch. Objections to any proposed cure payment set forth in the supplemental schedule must be made within 20 days after receipt thereof. A party to an assumed executory contract or unexpired lease that has not filed an appropriate pleading with the Bankruptcy Court on or before the applicable 20-day period shall be deemed to have waived its right to dispute such amount. All unpaid cure and compensation payments under any executory contracts or unexpired leases that are assumed or assumed and assigned under this Plan (including, without limitation, Claims filed in the Cases or listed in the Schedules and Allowed by order of the Bankruptcy Court prior to the Confirmation Date that relate to executory contracts or unexpired leases that are assumed or assumed and assigned under this Plan) shall be made by the Reorganized Debtors as soon as practicable after the Effective Date, but not later than thirty days after the Effective Date; provided, that, in the event of a dispute regarding the amount of any cure and compensation payments, the Reorganized Debtors shall make such cure and compensation payments as may be required by section 365(b)(1) of the Code following the entry of a Final Order resolving such dispute.

                       C. Continuation of Employment Agreements and Benefits Agreements. On the Effective Date, the Debtors shall assume pursuant to sections 365 and 1123(b)(2) of the Code the employment and benefit agreements set forth on Schedule 1.

                 3.3 Post-Petition Contracts and Leases. All contracts and leases entered into by the Debtors after the Petition Date, including (a) the Tower Sale Agreement and (b) the Master Lease between Communications and Pinnacle Towers Inc. to be entered into pursuant to the Tower Sale Agreement, but excluding the DIP Credit Agreement, shall be deemed assigned by the Debtors to Reorganized MCCA on the Effective Date.

                                   ARTICLE IV
                             IMPLEMENTATION OF PLAN


                 4.1 Actions Occurring Prior to the Effective Date.

                       A. Actions Occurring Before the Confirmation Date.

                             1. Rights Offering.  Pursuant to the Merger
Agreement, Arch will commence the Rights Offering and the Arch Stockholder Rights Offering.

                             2. Standby Purchase Commitments.  Each of the
Standby Purchasers has executed the Standby Purchase Commitment, copies of which are attached hereto as Exhibits B-1 through B-6.

                       B. Actions Occurring Between the Confirmation Date and the Effective Date.

                             1. Management and Operation of Debtors. After the
Confirmation Date and until the Effective Date, the Debtors shall be managed by substantially the same personnel that managed and operated the Debtors on the Confirmation Date, subject to such changes as may be determined by the Board of Directors of a Debtor in accordance with the Bylaws and Articles or Certificate of Incorporation of such Debtor. During such period, the Debtors will conduct their business in the usual, regular and ordinary course, in a manner consistent with past practice, sound business practice and the terms of this Plan and the Merger Agreement, and subject to their obligations as debtors-in-possession pursuant to the Code.

                             2. Continuation of Committee.  The Committee shall
continue to exist after the Confirmation Date until the Effective Date with the same power and authority, and the same ability to retain and compensate professionals, as it had prior to the Confirmation Date, and shall be dissolved on the Effective Date.

                             3. Rights of Creditors and Committee.  Between the
Confirmation Date and the Effective Date, the Committee, the holders of Claims against and Interests in the Debtors and the indenture trustees for the Notes shall be parties-in-interest in all proceedings in the Bankruptcy Court with the same rights to participate in such proceedings as such persons had prior to Confirmation.

                             4. Term of Injunctions or Stays.  All injunction or
stays, whether by operation of law or by order of the Bankruptcy Court, provided for in the Cases pursuant to sections 105 or 362 of the Code or otherwise that are in effect on the Confirmation Date shall remain in full force and effect until the Effective Date.

                             5. Sale of Rights Reserve.  Arch shall select an
agent independent of Arch (as such term is defined in Regulation M promulgated under the Securities

Exchange Act of 1934), which independent agent shall be reasonably acceptable to the Debtors and the Committee, to sell Rights from the Rights Reserve in the over-the-counter market on a date or dates no more than five business days in advance of the Rights Offering Expiration Date. All proceeds derived from such sale shall be distributed to Arch.

                 4.2 Actions Occurring on the Effective Date.

                       A. Revesting of Assets. Except as provided in this Plan, all property of the estate, to the full extent of section 541 of the Code, and any and all other rights and assets of the Debtors of every kind and nature shall, on the Effective Date of this Plan, revest in the Reorganized Debtors free and clear of all Liens, Claims and Interests other than those Liens, Claims and Interests retained or created pursuant to this Plan.

                       B. Merger. Effective as of the Effective Date but immediately following the discharge of the Debtors described in Section 6.1, each of the following transactions shall occur in the order listed: (i) MobileMedia shall contribute all of its assets to Communications and thereafter immediately dissolve, at which time the separate corporate existence of MobileMedia shall cease; (ii) Communications shall merge with and into Merger Subsidiary, and the separate corporate existence of Communications shall cease as contemplated by the Merger Agreement; (iii) MCCA shall merge with and into Delaware Subsidiary Co., a Delaware corporation originally a wholly owned direct subsidiary of Communications and a wholly owned direct subsidiary of Merger Subsidiary as a result of the merger described in clause (ii) of this Section 4.2(B), and the separate corporate existence of MCCA shall cease; (iv) all wholly owned direct subsidiaries of MCCA shall be merged with and into Delaware Subsidiary Co. (as successor to MCCA); (v) Merger Subsidiary (as successor to Communications) shall contribute its interest in the common stock of FWS Radio, Inc. to Delaware Subsidiary Co. (as successor to MCCA), and FWS Radio, Inc. shall then be merged with and into Delaware Subsidiary Co. (as successor to MCCA); (vi) MobileComm of the West, Inc., a wholly owned direct subsidiary of Delaware Subsidiary Co. (as successor to MCCA) as a result of the mergers described in clause (iv) of this Section 4.2(B), shall be merged with and into Delaware Subsidiary Co. (as successor to MCCA); (vii) Dial Page Southeast, Inc., MobileMedia Communications, Inc. (California), MobileMedia DP Properties, Inc., MobileMedia Paging, Inc., MobileMedia PCS, Inc. and Radio Call Co. of Virginia, Inc., all wholly owned direct subsidiaries of Merger Subsidiary (as successor to Communications) shall be merged with and into Delaware Subsidiary Co. (as successor to MCCA); (viii) Merger Subsidiary shall transfer its assets (other than its shares of Delaware Subsidiary Co.) to Delaware Subsidiary Co.; and (ix) Delaware Subsidiary Co. shall organize License Co. L.L.C. as a wholly owned limited liability company of Delaware Subsidiary Co. and shall transfer the Licenses then held by it to License Co. L.L.C. It is anticipated that License Co. L.L.C. will be taxed as a branch of Delaware Subsidiary Co. Notwithstanding the foregoing, Arch and the Reorganized Debtors retain their right to make such changes in the post-Effective Date corporate structure of Arch and the Reorganized Debtors as is determined in the business judgment of Arch and Reorganized Communications.

                       C. Amended Certificates of Incorporation and Corporate Governance.

                             1. Certificates of Incorporation.  As of the
Effective Date, each Reorganized Debtor's Certificate of Incorporation shall comply with section 1123(a)(6) of the Code.

                             2. Bylaws.  As of the Effective Date, the bylaws of
Reorganized Communications shall be the same as the bylaws of the Merger Subsidiary as in effect immediately prior to the Effective Date (except that the name of the corporation set forth therein shall be changed to "MobileMedia Communications, Inc."), and the bylaws of Reorganized MCCA shall be the same as the by laws of Delaware Subsidiary Co. as in effect immediately prior to the Effective Date (except that the name of the corporation set forth therein shall be changed to "Mobile Communications Corporation of America"). Each Reorganized Debtor's Bylaws will be effective as of the Effective Date.

                             3. Corporate Governance.  The directors and
officers of each Debtor shall continue to serve in such capacities until the Effective Date. As of the Effective Date, the directors and officers of each Debtor that is not a Reorganized Debtor will be terminated, the directors and officers of Merger Subsidiary immediately prior to the Effective Date shall become the directors and officers of Reorganized Communications, the directors of Merger Subsidiary immediately prior to the Effective Date shall become the directors of Reorganized MCCA and the officers of Delaware Subsidiary Co. immediately prior to the Effective Date shall become the officers of Reorganized MCCA. The Debtors shall file with the Bankruptcy Court no later than ten (10) Business Days prior to the Voting Deadline a statement setting forth the office, the names and affiliations of, and the compensation proposed to be paid to, the individuals intended to serve as directors and officers of each Reorganized Debtor, as well as of Arch, on and after the Effective Date. On and after the Effective Date, each Reorganized Debtor shall be governed in accordance with such Reorganized Debtor's Certificate of Incorporation and such Reorganized Debtor's Bylaws.

                             4. Amendments after the Effective Date.  After the
Effective Date, each Reorganized Debtor's Certificate of Incorporation, each Reorganized Debtor's Bylaws and the officers and directors of each Reorganized Debtor shall be subject to such amendments or changes as may be made by law, or by such Reorganized Debtor's Certificate of Incorporation or such Reorganized Debtor's Bylaws.

                             5. Estate Representative.  Within 15 days after the
Confirmation Date, the Committee shall designate a person, subject to Arch's and the Debtors' consent (which consent shall not be unreasonably withheld) (the "Estate Representative"), who shall be responsible for the winding up of the Debtors' estates after the Effective Date. The Estate Representative shall have the authority to hire counsel and other advisors, to prosecute and settle Disputed Claims, to oversee distributions by the Exchange Agent, to pursue any preserved Causes of Action and otherwise to effect the closing of the Cases. The Estate Representative shall be reimbursed for all reasonable expenses incurred in the performance of his or her duties as Estate Representative by Arch based on a monthly budget to be submitted to Arch no later than ten

Business Days prior to the end of each month after the Effective Date for the succeeding month, which Budget shall set forth in reasonable detail the proposed activities to be undertaken by the Estate Representative during such month and the estimated costs and expenses therefor. If Arch does not object to such Budget within five Business Days after receipt thereof, it shall be the final budget for such month. At least once every calendar quarter, the Estate Representative shall report to Arch on the material activities taken in the prior quarter and to be taken in the succeeding quarter, which activities shall be reasonably acceptable to Arch.

                       D. Cancellation of Stock. On and as of the Effective Date, the Common Stock, and each share of capital stock of each Debtor other than MobileMedia not owned, beneficially and of record, by MobileMedia or one of the other Debtors, shall be canceled and rendered null and void.

                 4.3 Distributions Occurring On and After the Effective Date.

                       A. Distributions to Holders of Allowed Class 4 Claims. The cash distribution to be made to the holders of Allowed Class 4 Claims shall be made by wire transfer by Arch on the Effective Date or the first Business Day thereafter to the Pre-Petition Agent, which shall, subject to the rights of the Pre-Petition Agent, if any, against the other holders of Allowed Class 4 Claims under the 1995 Credit Agreement, promptly transmit to each such holder its Pro Rata Share of the cash provided by Arch; provided, that, if requested by a Standby Purchaser in writing at least two days prior to the Effective Date, any cash to be distributed to the Standby Purchaser on account of such Standby Purchaser's Allowed Class 4 Claim shall, in accordance with the instructions included in such written request, be applied on behalf of the Standby Purchaser first to the payment of any amounts required to be paid by such Standby Purchaser in accordance with its Standby Purchase Commitment.

                       B. Distributions to Holders of Dial Page Notes.

                             1. Exchange of Notes.  The cash distribution to be
made to the holders of Allowed Class 5 Claims shall be made by Reorganized Communications to the Dial Page Indenture Trustee on the Effective Date or the first Business Day thereafter, which shall, subject to the rights of such Dial Page Indenture Trustee as against holders of the Dial Page Notes under the Dial Page Indenture, transmit, upon surrender by a holder of its Dial Page Notes, the cash to which such holder is entitled under Section 2.7(C). The reasonable fees and expenses of the Dial Page Indenture Trustee incurred solely in connection with making such distributions, unless otherwise paid hereunder, shall be paid by Reorganized Communications to the extent so required by the Dial Page Indenture or as otherwise agreed between Reorganized Communications, the Dial Page Indenture Trustee and Arch, and in any case subject to required approvals of the Bankruptcy Court, if any.

                             2. Lost Notes.  If a holder of a Dial Page Note is
unable to surrender such Note because it has been destroyed, lost or stolen, such holder may receive a distribution with respect to such Note upon request to the Dial Page Indenture Trustee in an acceptable form with: (i) proof of such holder's title to such Note; (ii) proof of the destruction or theft of such Note, or an affidavit to the effect that the same has been lost and after diligent search cannot be found; and (iii) such indemnification as may reasonably be required by the Reorganized Debtors to indemnify Arch, the Reorganized Debtors, the Dial Page Indenture Trustee and all other persons deemed appropriate by the Reorganized Debtors, against any loss, action, suit or other claim whatsoever that may be made as a result of such holder's receipt of a distribution on account of such Dial Page Note under this Plan.

                       C. Distributions from Arch. Arch will distribute to each holder of an Allowed Class 6 Claim and each Standby Purchaser that exercised its Rights in accordance with the terms thereof (and, in the case of the Standby Purchasers, in accordance with the terms of the Standby Purchase Commitment), on the Effective Date, for each Right so exercised, the Arch Common Shares or Arch Class B Shares, as applicable, and, if no Rights Offering Adjustment shall have occurred, Arch Warrants together comprising the Units subscribed for. Arch will distribute to each holder of an Allowed Class 6 Claim that was not Allowed as of the Rights Offering Supplemental Record Date, as soon as practicable after such Claim is Allowed (but no sooner than the Effective Date), its Cash Equivalent, as provided in Section 2.8(C)(1)(d). In the event the exercise of Rights and the purchase of the Units would cause (i) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Securities and Exchange Act of 1934) or
(ii) the Standby Purchasers collectively, on the Effective Date, in the aggregate, to beneficially own, within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 and Rule 13d-3 and 13d-5 promulgated thereunder (except that a Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), (a) more than 49.0% of the number of shares of the capital stock of Arch generally entitled to vote in the election of directors or (b) more than 49.0% of the total voting power of the capital stock of Arch, then, the "person" or "group" or the Standby Purchasers, shall receive in lieu of the Arch Common Shares included in such Units, Arch Class B Common Shares such that (x) such "person" or "group" or (y) the Standby Purchasers collectively, on the Effective Date, in the aggregate, beneficially own, within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, and Rule 13d-3 and 13d-5 promulgated thereunder (except that a Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), (i) no more than 49.0% of the number of shares of the capital stock of Arch generally entitled to vote in the election of directors and (ii) no more than 49.0% of the total voting power of the capital stock of Arch on the Effective Date. For purposes of calculating the percentages referred to above, it will be assumed that no additional Class 6 Claims are Allowed after the Effective Date and all of the Arch Common Shares in the Creditor Stock Pool are distributed to the Allowed Class 6 Claims as of the Effective Date.

                       D. Distributions from the Exchange Agent. On the Effective Date, Arch will deliver to the Exchange Agent a certificate, in the name of the Exchange Agent, for the number of Arch Common Shares comprising the Creditor Stock Pool. Distributions to the holders of Allowed Class 6 Claims other than on account of the Rights, on the Effective Date and thereafter, shall be made by the Exchange Agent on behalf of Reorganized Communications from the Arch Common Shares evidenced by the certificate so delivered by Arch.

                             1. Holders of the Subordinated Notes.  As soon as
practicable after the Effective Date, Reorganized Communications shall cause the Exchange Agent to send a notice and a transmittal form (which shall specify that delivery shall be effected and risk of loss and title to the Subordinated Notes shall pass, only upon delivery of the Subordinated Notes to the Exchange Agent, and shall be in such form and have such other reasonable provisions as Arch may reasonably specify) to each holder of a Subordinated Note advising such holder of the effectiveness of the Merger and this Plan and the procedure for surrendering to the Exchange Agent such Subordinated Note in exchange for the Arch Common Shares issuable to it pursuant to Section 2.8(C).

                       Commencing on the Effective Date, the Exchange Agent shall distribute to each holder of an Allowed Claim that constitutes a Subordinated Noteholder Claim, upon proper surrender of its Subordinated Notes, its Pro Rata Share of the Creditor Stock Pool. Thereafter, on each Semi-Annual Distribution Date, distributions of a holder's Pro Rata Share of the Creditor Stock Pool shall be made to the holders of Allowed Class 6 Claims that constitute Subordinated Noteholder Claims who have surrendered their Subordinated Notes since the preceding SemiAnnual Distribution Date (or, with respect to the first Semi-Annual Distribution Date, since the Effective Date). Final distributions of Arch Common Shares shall be made on the Final Distribution Date to each holder of an Allowed Class 6 Claim constituting a Subordinated Noteholder Claim based on its Class 6 Adjusted Pro Rata Share of the remaining shares in the Creditor Stock Pool (subject to Section 2.8(C)(1)(f)).

                       In the event of a transfer of ownership of Subordinated Notes that is not registered on the transfer records of the indenture trustee for such Subordinated Notes, the securities to be distributed may be distributed to a transferee of the Subordinated Notes if an executed letter of transmittal in form satisfactory to the Exchange Agent is presented to the Exchange Agent, accompanied by such documents as are required to evidence and effect such transfer and by evidence that any applicable transfer taxes have been paid.

                       After the Effective Date, there shall be no further registration of transfers on the record books of Reorganized Communications of the Subordinated Notes outstanding prior to the Effective Date. If, after the Effective Date, the Subordinated Notes are presented to Reorganized Communications for any reason, they shall be canceled and exchanged as provided in this Section 4.3(D)(1).

                       If any Arch Common Shares are to be issued in the name of a person other than the person in whose name the Subordinated Note surrendered in exchange therefor is registered, it shall be a condition to the issuance of such Arch Common Shares that (i) the Subordinated Note so surrendered shall be transferable, and shall be properly assigned and endorsed, (ii) such transfer shall otherwise be proper and (iii) the person requesting such transfer shall pay to the Exchange Agent any transfer or other taxes payable by reason of the foregoing or establish to the satisfaction of the Exchange Agent that such taxes have been paid or are not required to be paid. Notwithstanding the foregoing, neither the Exchange Agent nor any Person shall be liable to a holder of Subordinated Notes for any Arch Common Shares issuable to such holder pursuant to

Section 2.8(C) that are delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

                       No dividends or other distributions that are payable to the holders of record of Arch Common Shares as of a date on or after the Effective Date shall be paid to holders of Allowed Class 6 Claims entitled to receive Arch Common Shares pursuant to Section 2.8(C) until such holders surrender their Subordinated Notes in accordance with this Section 4.3(D)(1). Upon such surrender, Arch shall pay or deliver to the persons in whose name the certificates representing such Arch Common Shares are issued any dividends or other distributions that have been paid or are payable to the holders of record of Arch Common Shares as of a date on or after the Effective Date and which were paid or delivered between the Effective Date and the time of such surrender; provided, that no such person shall be entitled to receive any interest on such interest payments, dividends or other distributions.

                       If a holder of a Subordinated Note is unable to surrender such Note because it has been destroyed, lost or stolen, such holder may receive a distribution with respect to such Note upon request to the Exchange Agent in an acceptable form with: (i) proof of such holder's title to such Note; (ii) proof of the destruction or theft of such Note, or an affidavit to the effect that the same has been lost and after diligent search cannot be found; and (iii) such indemnification as may reasonably be required by the Reorganized Debtors to indemnify Arch, the Reorganized Debtors, the Exchange Agent and all other persons deemed appropriate by the Reorganized Debtors against any loss, action, suit or other claim whatsoever that may be made as a result of such holder's receipt of a distribution on account of such Subordinated Note under this Plan.

                             2. Holders of Allowed Class 6 Claims other than the
Subordinated Noteholder Claims. On the Effective Date, the Exchange Agent shall distribute to each holder of an Effective Date Allowed Claim other than a Subordinated Noteholder Claim its Class 6 Pro Rata Share of the Creditor Stock Pool. Thereafter, on each Semi-Annual Distribution Date, distributions of a holder's Pro Rata Share of the Creditor Stock Pool shall be made to each holder of a Class 6 Claim other than a Subordinated Noteholder Claim whose Claim has been Allowed (as certified by the Estate Representative to the Exchange Agent) since the preceding Semi-Annual Distribution Date (or, with respect to the first Semi-Annual Distribution Date, since the Effective Date). Final distributions of Arch Common Shares shall be made on the Final Distribution Date to each holder of an Allowed Class 6 Claim other than a Subordinated Noteholder Claim based on its Class 6 Adjusted Pro Rata Share of any shares remaining in the Creditor Stock Pool (subject to Section 2.8(C)(1)(f)).

                             3. Fractional Interests.  The Arch Capital Shares
shall be issued and distributed in whole shares, and not in fractional shares. To the extent that any holder would be entitled to a fractional Arch Capital Share but for this provision, such holder shall, at Arch's option, (i) be paid by Reorganized Communications cash in an amount equal to the fraction of said share multiplied by the price of an Arch Capital Share on the Effective Date, or
(ii) receive the number of whole shares determined by rounding up to the next whole number of shares. Arch Warrants shall be issued and distributed in whole units, and not in fractional units. To the extent that any holder would be entitled to a fractional Arch Warrant but for this provision, such holder shall receive the number of whole warrants determined by rounding up to the next whole number of warrants. For purposes of this Section 4.3(D), holders of Allowed Claims under or evidenced by the Notes shall, in the case of Notes held in street name, mean the beneficial holders thereof.

                       E. Undeliverable Distributions.

                             1. Method of Distribution.  All property under this
Plan to be distributed by mail shall be sent to the latest mailing address filed of record with the Bankruptcy Court for the party entitled thereto or, if no such mailing address has been so filed, the mailing address reflected in the Schedules or, in the case of the holder of Notes, to the latest mailing address maintained of record by the pertinent indenture trustee or, if no mailing address is maintained of record, to the pertinent indenture trustee.

                             2. Holding and Investment of Undeliverable
Distributions. If any Allowed Claim holder's distribution is returned to the Debtors, Reorganized Debtors, Arch or the Exchange Agent as undeliverable, no further distributions will be made to such holder unless the Debtors, Reorganized Debtors, Arch or the Exchange Agent, as applicable, are notified in writing of such holder's then-current address. Undeliverable distributions will remain in the possession of the Debtors, Reorganized Debtors, Arch or the Exchange Agent, as applicable, pursuant to this Section 4.3(E)(2) until such time as a distribution becomes deliverable. Undeliverable cash will be held in a segregated bank account in the name of the Reorganized Debtors for the benefit of the potential claimants of such funds and, until such time as such cash becomes property of Arch pursuant to Section 4.3(E)(4), such cash will not constitute property of Arch. The Reorganized Debtors will invest any undeliverable cash in a manner consistent with the Reorganized Debtors' investment and deposit practices. Undeliverable shares of newly-issued Arch Common Shares will be held by the Exchange Agent for the benefit of the potential claimants of such securities until the expiration of the time period set forth in Section 4.3(E)(4).

                             3. After Distributions Become Deliverable.  On each
Semi-Annual Distribution Date and on the Final Distribution Date, the Debtors, Reorganized Debtors, Arch or the Exchange Agent, as applicable, will make all distributions that have, prior to such date, become deliverable to holders of Allowed Claims. Each such distribution will include, to the extent applicable, dividends or other distributions, if any, that would have been paid in respect of the shares of Arch Common Shares or Arch Class B Common Shares distributed to such holder from the Effective Date through the date of such distribution (without any interest thereon).

                             4. Undistributed Property.  Any property that
remains undeliverable to the holders of Allowed Claims as of the later of the Final Distribution Date and the date that is two years after the Effective Date shall be delivered to, and become the property of, Arch.

                       F. Compliance with Tax Requirements.

                             1. In connection with this Plan, to the extent
applicable, the Reorganized Debtors will comply with all tax withholding and reporting requirements imposed on them by any governmental unit, and all distributions pursuant to this Plan that may be necessary or appropriate to comply with such withholding and reporting requirements.

                             2. Notwithstanding any other provision of this
Plan, each entity that has received any distribution pursuant to this Plan will have sole and exclusive responsibility for the satisfaction and payment of any tax obligation imposed by any governmental unit, including income, withholding and other tax obligations, on account of such distribution.

                 4.4 Procedure For Determination of Claims and Interests.

                       A. Bar Date For Administrative Claims.

                             1. All applications for compensation of
professional persons employed by the Debtors or the Committee pursuant to orders entered by the Bankruptcy Court and on account of services rendered prior to the Confirmation Date and all other requests for payment of administrative costs and expenses incurred prior to the Confirmation Date pursuant to sections 507(a)(1) or 503(b) of the Code (except for claims for taxes, trade debt and customer deposits and credits incurred in the ordinary course of business after the Petition Date) shall be served on the Reorganized Debtors, the DIP Agent, the Pre-Petition Agent, the Committee and Arch, and filed with the Bankruptcy Court, no later than 15 days after the Confirmation Date. Any such claim that is not filed and served within this time shall be forever barred. Objections to any such application must be filed within 15 days after receipt thereof; provided, that Arch shall have no right to object to any such application for professional fees. From and after the hearing on such applications, the Debtors (or the Reorganized Debtors if the hearing is after the Effective Date) shall be authorized to pay all of its and the Committee's professionals in full based on monthly statements delivered to the Debtors subject to the final hearing described in Section 4.4(A)(2).

                             2. All applications for final compensation of
professional persons employed by the Debtors or the Committee pursuant to orders entered by the Bankruptcy Court and on account of services rendered on or after the Confirmation Date and prior to the Effective Date and all other requests for payment of administrative costs and expenses incurred on or after the Confirmation Date and prior to the Effective Date pursuant to sections 507(a)(1) or 503(b) of the Code (except for claims for taxes, trade debt and customer deposits and credits incurred in the ordinary course of business after the Petition Date) shall be served on the Reorganized Debtors, the DIP Agent, the Pre-Petition Agent, the Committee and Arch, and filed with the Bankruptcy Court, no later than 15 days after the Effective Date. Any such claim that is not served and filed within this time shall be forever barred. Objections to any such application must be filed within 15 days after receipt thereof; provided, that Arch shall have no right to object to any such application for professional fees.

                       B. Objections To Claims.

                             1. Objections to any Administrative Claim (other
than Administrative Claims governed by Section 4.4(A)) and to any other Claim (other than Class 6

Claims governed by the next sentence of this Section 4.4(B)(1)) must be filed no later than the Effective Date. Objections must be filed no later than the Rights Offering Commencement Date as to any Class 6 Claim other than Class 6 Claims relating to the rejection of executory contracts or unexpired leases pursuant to this Plan. Objections shall be served on the holder of any Claim being objected to and counsel for each of Arch, the Pre-Petition Agent, the DIP Agent and the Committee. No distribution shall be made on account of any Claim that is not Allowed. To the extent any property is distributed to an entity on account of a Claim that is not an Allowed Claim, such property shall be held in trust for and shall promptly be returned to the Reorganized Debtors.

                             2. On and after the Effective Date, only the Estate
Representative shall have authority to continue to prosecute, settle or withdraw objections to Claims. After the Effective Date, the Estate Representative shall be entitled to compromise or settle any Disputed Claim without seeking approval of the Bankruptcy Court. The Estate Representative shall be paid subject to the budget described in Section 4.2(C)(5), but without seeking approval of the Bankruptcy Court.

                             3. To the extent that a Disputed Claim ultimately
becomes an Allowed Claim, payments and distributions on account of such Allowed Claim shall be made in accordance with the provisions of this Plan governing the Class of Claims to which such Claim belongs. As soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing such Claim becomes a Final Order, any property that would have been distributed prior to the date on which a Disputed Claim becomes an Allowed Claim shall be distributed, together with any dividends, payments or other distributions made on account of such property from the date such distributions would have been due had such Claim then been an Allowed Claim to the date such distributions are made (without any interest thereon).

                  4.5 Issuance of Arch Capital Shares. On and as of the Effective Date, Arch will issue the Arch Common Shares and, if applicable pursuant to Section 4.3(C), Arch Class B Common Shares to be distributed to the holders of Allowed Class 6 Claims, to all persons that exercised Rights and, if applicable, the Standby Purchasers.

                  4.6 Issuance of Warrants. On and as of the Effective Date, Arch will issue, as applicable, the Arch Warrants or the Arch Participation Warrants, as contemplated by this Plan, the Rights, the Standby Purchase Commitment and the Merger Agreement.

                  4.7 Issuance of Rights. On and as of the Rights Offering Commencement Date, Arch will issue the Rights, as contemplated by this Plan and the Merger Agreement. On and as of the Arch Stockholder Rights Offering Commencement Date, Arch will issue the Arch Stockholder Rights.

                  4.8 Exemption from Securities Laws. All notes, instruments, stock and other securities distributed pursuant to this Plan (other than the Rights and the Units) are entitled to the benefits and exemptions provided by section 1145 of the Code.

                  4.9 Registration Rights Agreement. Each Person (other than the Standby Purchasers) that, as a result of the transactions contemplated by this Plan, becomes the beneficial owner (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) of at least 10% of the outstanding Arch Capital Shares, shall be entitled to become a party to the Registration Rights Agreement.

                  4.10 Effectuating Documents; Further Transactions; Exemption From Certain Transfer Taxes. The Chief Executive Officer, President, Chief Financial Officer or any Vice President of Reorganized Communications or the Debtors, or such other persons as the Bankruptcy Court may designate at the request of the Debtors, will be authorized to execute, deliver, file or record such contracts, instruments, releases, indentures and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and implement the provisions of this Plan. The Secretary or any Assistant Secretary of each Debtor or the Reorganized Debtors or such other persons as the Bankruptcy Court may designate at the request of the Debtors will be authorized to certify or attest to any of the foregoing actions.

                       Pursuant to section 1146(c) of the Code (a) the issuance, transfer or exchange of Arch Capital Shares, (b) the creation of any mortgage deed or trust or other security interest and (c) the making of any agreement or instrument in furtherance of, or in connection with, this Plan, including any merger agreements, agreements of consolidation, restructuring, disposition, liquidation or dissolution, deeds, bills of sale, or assignments executed in connection with the Merger Agreement, will not be subject to any stamp, real estate transfer tax or similar tax.

                  4.11 Release of Security Interests. Within ten Business Days after the Confirmation Date, the Pre-Petition Agent shall deliver to Communications UCC-3 termination statements and such other documents as are reasonably requested by Communications to evidence the termination of the security interests granted to the Pre-Petition Agent to secure amounts outstanding under the 1995 Credit Agreement, which statements and other documents shall be held by Communications in escrow and released for filing only upon receipt by the Pre-Petition Agent of the distribution provided for in
Section 4.3(A).


                                    ARTICLE V
                          CONDITIONS TO EFFECTIVE DATE

                  5.1 Conditions to Occurrence of Effective Date. Each of the following is a condition to the Effective Date:

                             A. That the Confirmation Order has been entered by
the Bankruptcy Court, more than ten (10) days have elapsed since the Confirmation Date, no stay of the Confirmation Order is in effect and the Confirmation Order has not been reversed, modified or vacated;

                             B. That all conditions to the Closing under the
Merger Agreement (other than the condition set forth in Section 5.1(j) of the Merger Agreement) have been satisfied or waived by the party entitled thereto, and the Merger shall occur as contemplated by Section 4.2(B)(ii); and

                             C. The commitments under the DIP Credit Agreement
shall have terminated, all amounts owing under or in respect of the DIP Credit Agreement shall have been paid in full in cash and any outstanding letters of credit issued under and in connection with the DIP Credit Agreement or the 1995 Credit Agreement shall have been terminated or satisfied, or the Debtors shall have provided cash collateral therefor in accordance with the terms of the DIP Credit Agreement or the 1995 Credit Agreement, as applicable.

                  5.2 Effect of Non-occurrence of Conditions to the Effective Date. If the Merger Agreement is terminated in accordance with its terms, then the Confirmation Order shall be vacated by the Bankruptcy Court unless the Debtors, Arch or the Committee files a motion opposing the vacation of the Confirmation Order within ten Business Days after termination of the Merger Agreement. The Confirmation Order may not be vacated after all the conditions to the Effective Date have either occurred or been waived.

                  5.3 Non-consensual Confirmation. Because Classes 7, 8 and 9 are deemed not to have accepted this Plan pursuant to section 1126(g) of the Code, as to such Classes and any other Class that votes to reject this Plan, the Debtors are seeking confirmation of this Plan in accordance with section 1129(b) of the Code either under the terms provided herein or upon such terms as may exist if this Plan is modified in accordance with section 1127(d) of the Code. In the event Class 4 votes to reject this Plan, the Debtors, the Committee and Arch each reserves the right to contest all or any portion of the amount of the Allowed Class 4 Claims as set forth in Section 2.6(B).


                                   ARTICLE VI
           DISCHARGE, TERMINATION, INJUNCTION AND SUBORDINATION RIGHTS

                  6.1 Discharge of Claims and Termination of Interests.

                             A. Except as provided in the Confirmation Order,
the rights afforded under this Plan and the treatment of Claims and Interests under this Plan will be in exchange for and in complete satisfaction, discharge and release of all Claims and satisfaction or termination of all Interests, including any interest accrued on Claims from the Petition Date. Except as provided in this Plan or the Confirmation Order, Confirmation will, as of the Effective Date: (i) discharge the Debtors from all Claims or other debts that arose before the Effective Date, and all debts of the kind specified in sections 502(g), 502(h) or 502(i) of the Code, whether or not (x) a proof of claim based on such debt is filed or deemed filed pursuant to section 501 of the Code, (y) a Claim based on such debt is allowed pursuant to section 502 of the Code, or (z) the holder of a Claim based on such debt has accepted this Plan and (ii) satisfy or terminate all Interests and other rights of equity security holders in the Debtors.

                             B. As of the Effective Date, except as provided in
this Plan or the Confirmation Order, all entities will be precluded from asserting against the Debtors or the Reorganized Debtors, or their respective successors or property, any other or further Claims, demands, debts, rights, causes of action, liabilities or equity interests based upon any act, omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date. In accordance with the foregoing, except as provided in this Plan or the Confirmation Order, the Confirmation Order will be a judicial determination, as of the Effective Date, of discharge of all such Claims and other debts and liabilities against the Debtors and satisfaction or termination of all Interests and other rights of equity security holders in the Debtors, pursuant to sections 524 and 1141 of the Bankruptcy Code, and such discharge will void any judgment obtained against the Debtors or the Reorganized Debtors at any time, to the extent that such judgment relates to a discharged Claim.

                  6.2 Injunctions.

                             A. Except as provided in this Plan or the
Confirmation Order, as of the Effective Date, all entities that have held, currently hold or may hold a Claim or other debt or liability that is discharged or an Interest or other right of an equity security holder that is terminated pursuant to the terms of this Plan are permanently enjoined from taking any of the following actions on account of any such discharged Claims, debts or liabilities or terminated Interests or rights: (i) commencing or continuing in any manner any action or other proceeding against the Debtors or the Reorganized Debtors or Arch or its subsidiaries or their respective property; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Debtors or the Reorganized Debtors or Arch or its subsidiaries or their respective property; (iii) creating, perfecting or enforcing any lien or encumbrance against the Debtors or the Reorganized Debtors or Arch or its subsidiaries or their respective property; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Debtors or the Reorganized Debtors or Arch or its subsidiaries or their respective property; and (v) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of this Plan.

                             B. As of the Effective Date, all entities that have
held, currently hold or may hold a claim, demand, debt, right, cause of action or liability that is released pursuant to this Plan are permanently enjoined from taking any of the following actions on account of such released claims, demands, debts, rights, causes of action or liabilities: (i) commencing or continuing in any manner any action or other proceeding; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (iii) creating, perfecting or enforcing any lien or encumbrance; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to any released entity; and (v) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of this Plan.

                             C. By accepting a distribution pursuant to this
Plan, each holder of an Allowed Claim receiving such distribution pursuant to this Plan will be deemed to have specifically consented to the injunctions set forth in this Section 6.2.

                 6.3 Termination of Subordination Rights and Settlement of Related Claims and Controversies.

                             A. The classification and manner of satisfying all
Claims and Interests under this Plan takes into consideration all contractual, legal and equitable subordination and turnover rights, whether arising under general principles of equitable subordination, section 510(c) of the Code or otherwise, that a holder of a Claim or Interest or the Debtors may have against other Claim holders with respect to any distribution made pursuant to this Plan. On the Effective Date, all contractual, legal, equitable subordination and turnover rights that a holder of a Claim or Interest or the Debtors may have with respect to any distribution to be made pursuant to this Plan will be discharged and terminated, and all actions related to the enforcement of such subordination rights will be permanently enjoined. Accordingly, distributions pursuant to this Plan to holders of Allowed Claims will not be subject to payment to a beneficiary of such terminated subordination rights, or to levy, garnishment, attachment or other legal process by a beneficiary of such terminated subordination rights.

                             B. Pursuant to Bankruptcy Rule 9019 and in
consideration for the distributions and other benefits provided under this Plan, the provisions of this Plan will constitute a good faith compromise and settlement of all claims or controversies relating to the enforcement or termination of all contractual, legal and equitable subordination and turnover rights that a holder of a Claim or Interest or the Debtors may have with respect to any Allowed Claim or Interest, or any distribution to be made pursuant to this Plan on account of such Claim. The entry of the Confirmation Order will constitute the Bankruptcy Court's approval of the compromise or settlement of all such claims or controversies and the Bankruptcy Court's finding that such compromise or settlement is in the best interests of the Debtors and the Reorganized Debtors and their respective property and Claim and Interest holders, and is fair, equitable and reasonable.


                                   ARTICLE VII
                                  MISCELLANEOUS

                 7.1 Retention of Jurisdiction. Following the Effective Date, the Bankruptcy Court shall retain such jurisdiction as is set forth in this Plan. Without in any manner limiting the scope of the foregoing, the Bankruptcy Court shall retain jurisdiction for the following purposes:

                             A. To determine the allowability, classification,
priority or subordination of Claims and Interests upon objection, or to estimate, pursuant to section 502(c) of the Code, the amount of any Claim that is or is anticipated to be contingent or unliquidated as of the Effective Date, or to hear proceedings to subordinate Claims or Interests brought by any party in interest with standing to bring such objection or proceeding;

                             B. To construe and to take any action authorized by
the Code and requested by the Reorganized Debtors or any other party in interest to enforce this Plan and the documents and agreements filed in connection with this Plan, issue such orders as may be necessary for the implementation, execution and consummation of this Plan, including, without limiting the generality of the foregoing, orders to expedite regulatory decisions for the implementation of this Plan and to ensure conformity with the terms and conditions of this Plan, such documents and agreements and other orders of the Bankruptcy Court, notwithstanding any otherwise applicable non-bankruptcy law;

                             C. To determine any and all applications for
allowance of compensation and expense reimbursement of professionals retained by the Debtors, the Reorganized Debtors or the Committee, and for members of the Committee, for periods on or before the Effective Date, and to determine any other request for payment of administrative expenses;

                             D. To determine all matters that may be pending
before the Bankruptcy Court on or before the Effective Date;

                             E. To resolve any dispute regarding the
implementation or interpretation of this Plan, the Merger Agreement or any related agreement or document that arises at any time before the Cases are closed, including determination, to the extent a dispute arises, of the entities entitled to a distribution within any particular Class of Claims and of the scope and nature of the Reorganized Debtors' obligations to cure defaults under assumed contracts, leases, franchises and permits;

                             F. To determine any and all applications pending on
the Confirmation Date for the rejection, assumption or assignment of executory contracts or unexpired leases entered into prior to the Petition Date, and the allowance of any Claim resulting therefrom;

                             G. To determine all applications, adversary
proceedings, contested matters and other litigated matters that were brought or that could have been brought on or before the Effective Date;

                             H. To determine matters concerning local, state and
federal taxes in accordance with sections 346, 505 and 1146 of the Code, and to determine any tax claims that may arise against the Debtors or Reorganized Debtors as a result of the transactions contemplated by this Plan;

                             I. To resolve any dispute arising out of actions
taken by the Estate Representative;

                             J. To modify this Plan pursuant to section 1127 of
the Code, or to remedy any apparent nonmaterial defect or omission in this Plan, or to reconcile any nonmaterial inconsistency in this Plan so as to carry out its intent and purposes; and

                             K. For such other purposes as may be provided for
in the Confirmation Order.

                   Prior to the Effective Date, the Bankruptcy Court shall retain jurisdiction with respect to each of the foregoing items and all other matters that were subject to its jurisdiction prior to the Confirmation Date.

                   7.2 Retention and Enforcement Of Causes Of Action. Pursuant to section 1123(b)(3)(B) of the Code, but subject to Sections 7.3 and 7.4 of this Plan, the Reorganized Debtors, on behalf of themselves and holders of Allowed Claims and Interests, shall retain all Causes of Action that the Debtors had or had power to assert immediately prior to the Effective Date, and may commence or continue in any appropriate court or tribunal any suit or other proceeding for the enforcement of such Causes of Action. All Causes of Action shall remain the property of the Reorganized Debtors. Nothing contained in this Plan shall constitute a waiver of the rights, if any, of the Debtors or the Reorganized Debtors to a jury trial with respect to any Cause of Action or objection to any Claim or Interest.

                   7.3 Limitation of Liability. None of the Debtors, the Reorganized Debtors, Arch or any affiliate thereof, the Committee, the Pre-Petition Agent, the Pre-Petition Lenders, the DIP Agent, the DIP Lenders, the Standby Purchasers, the indenture trustees for the Notes, Arch's financing sources, nor any of their respective officers, directors, employees, members, agents, underwriters or investment bankers, nor any other professional Persons employed by any of them (collectively, the "Exculpated Persons"), shall have or incur any liability to any Person for any act taken or omission made in good faith in connection with or related to formulating, negotiating, implementing, confirming or consummating this Plan, the Disclosure Statement or any contract, instrument, release or other agreement or document created in connection with this Plan. The Exculpated Persons shall have no liability to any Debtor, holder of a Claim, holder of an Interest, other party in interest in the Cases or any other Person for actions taken or not taken under this Plan, in connection herewith or with respect hereto, or arising out of their administration of this Plan or the property to be distributed under this Plan, in good faith, including, without limitation, failure to obtain Confirmation of this Plan or to satisfy any condition or conditions, or refusal to waive any condition or conditions, to the occurrence of the Effective Date, and in all respects such Exculpated Persons shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under this Plan.

                   7.4 Releases.

                             A. On the Effective Date, the Reorganized Debtors,
on their own behalf and as representatives of the Debtors' estates, in consideration of services rendered in the Cases and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, release unconditionally, and are deemed to release unconditionally, each of the Debtors' (1) present officers and directors, (2) former officers and directors (other than those former officers and directors considered or determined as of the Effective Date by the FCC to be alleged or actual wrongdoers for purposes of the FCC Proceeding), (3) the entities that elected such directors to the extent they are or may be liable for the actions or inactions of such directors and (4) their respective professional advisers (collectively, the "Officer and Director Releasees"), from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever (including, without limitation, those arising under the Code), whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part on any act, omission, transaction, event or other occurrence taking place before, on or after the Petition Date up to the Effective Date, in any way relating to the Debtors (before, on or after the Petition Date), the Cases or this Plan (collectively, the "Released Matters"); provided, that the foregoing release shall not apply to any action or omission that constitutes actual fraud or criminal behavior; and provided, further, that such release shall not be granted to any Officer or Director Releasee who has a Disputed Claim as of the Effective Date.

                             B. On the Effective Date, the Reorganized Debtors,
on their own behalf and as representatives of the Debtors' estates, in consideration of services rendered in the Cases and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, release unconditionally, and are deemed to release unconditionally, each of (1) the Pre-Petition Lenders, the Pre-Petition Agent, the DIP Lenders and the DIP Agent and (2) their respective professional advisers (collectively, the "Lender Releasees"), from the Released Matters; provided, that the foregoing release shall not apply to any action or omission that constitutes actual fraud or criminal behavior.

                             C. On the Effective Date, the Reorganized Debtors,
on their own behalf and as representatives of the Debtors' estates, in consideration of services rendered in the Cases and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, release unconditionally, and are deemed to release unconditionally, (1) each member of the Committee, the Committee and their respective present or former members, officers, directors, employees, affiliates, advisors, attorneys or agents (collectively, the "Representatives"), (2) the Standby Purchasers and their Representatives, and (3) their respective professional advisers (collectively, the "Creditor Releasees"), from the Released Matters; provided, that the foregoing release shall not apply to any action or omission that constitutes actual fraud or criminal behavior.

                             D. On the Effective Date, the Reorganized Debtors,
on their own behalf and as representatives of the Debtors' estates, in consideration of services rendered in the Cases and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, release unconditionally, and are deemed to release unconditionally, Arch, any affiliate of Arch, or Arch's financing sources, agents, underwriters and investment bankers and their respective professional advisers (collectively, the "Arch Releasees") from the Released Matters; provided, that the foregoing release shall not apply to any action or omission that constitutes actual fraud or criminal behavior.

                             E. On the Effective Date, Arch and its subsidiaries
shall be deemed to have unconditionally released the Officer and Director Releasees, the Lender Releasees and the Creditor Releasees from the Released Matters; provided, that the foregoing release shall not apply to any action or omission that constitutes actual fraud or criminal behavior; and provided, further, that such release shall not be granted to any Officer or Director Releasee who has a Disputed Claim as of the Effective Date.

                             F. On the Effective Date, each holder of a Claim
that is entitled to vote on this Plan shall be deemed to have unconditionally released the Officer and Director Releasees, the Lender Releasees, the Creditor Releasees and the Arch Releasees from the Released Matters; provided, that the foregoing release shall not apply to any action or omission that constitutes actual fraud or criminal behavior and shall not constitute a release of any recovery such holder would be entitled to as a plaintiff or putative plaintiff in the Securities Actions or any action initiated after the date hereof based upon similar factual allegations or alleging similar causes of action to the Securities Actions; and provided, further, that a holder (other than Arch) may elect, by checking the appropriate box or boxes provided on the Ballot, not to grant such release as to the Officer and Director Releasees, the Lender Releasees, the Creditor

Releasees or the Arch Releasees, or all of them.

                             G.       The Confirmation Order shall contain a
permanent injunction to effectuate the releases granted in the foregoing Sections 7.4(A), (B), (C), (D), (E) and (F). Any release granted pursuant to the foregoing Sections 7.4(A), (B), (C), (D), (E) and (F) shall be ineffective and null and void automatically and immediately upon the assertion by any released party of any claim in any manner or in any forum against any party that granted the release, and all Causes of Action that the Debtors had or had the power to assert immediately prior to the Effective Date with respect to any such party shall be preserved and become the property of the Reorganized Debtors pursuant to Section 7.2.

                   7.5 Indemnification Obligations; Directors' and Officers' Liability Insurance.

                             A. Director Indemnification Obligations and
Excluded Indemnification Obligations shall be deemed to be, and shall be treated as if they are, executory contracts that are rejected pursuant to section 365 of the Code. Any Claims arising out of the rejection of the Indemnification Obligations pursuant to this Section 7.5(A) shall be subordinated in full under sections 510(b) and 510(c) of the Code.

                             B. Benefit Plan Indemnification Obligations and
Indemnification Obligations with respect to officers and employees who are officers and employees of the Debtors as of the Effective Date (other than Excluded Indemnification Obligations) shall be deemed to be, and shall be treated as though they are, executory contracts that are assumed agreements under this Plan and such obligations (subject to any defenses thereto) shall remain unaffected and shall not be discharged or impaired hereby, and any Claim for indemnification filed by any such party shall not be an Allowed Claim hereunder; provided, that the foregoing assumption shall not affect any release of any such obligation given in writing to the Debtors before the Effective Date or to the Reorganized Debtors on or after the Effective Date or any other releases under Section 7.4.

                             C. On the Effective Date, the Reorganized Debtors
shall purchase a "run-off" policy for the Debtors' current and former directors and officers (other than those former officers and directors considered or determined as of the Effective Date by the FCC to be alleged or actual wrongdoers for purposes of the FCC Proceeding), which policy shall provide for aggregate coverage up to $40 million (or such lesser amount as can be purchased for a premium of $750,000) for claims made during a period of at least three (3) years following the Effective

Date based on alleged "wrongful acts" through the Effective Date, and shall contain such other usual and customary terms and conditions as are approved by the Board of Directors of MobileMedia.

                             D. As of the Effective Date, Arch shall make
available up to an aggregate amount of $1,000,000 (the "Defense Fund") to be used by present and former officers and directors (other than those former officers and directors considered or determined as of the Effective Date by the FCC to be alleged or actual wrongdoers for purposes of the FCC Proceeding) of the Debtors solely for the costs and expenses (including reasonable attorneys' fees and expenses) of defending the Securities Actions not otherwise covered by the Debtors' insurance. The Defense Fund is being provided by Arch at its election and not in exchange for any Claim or Interest by any officer or director. Provision of the Defense Fund hereunder shall not negate, constitute a waiver or modification of or otherwise impair the discharge of the Debtors and the Reorganized Debtors under sections 524 and 1141 of the Code and this Plan. As a condition to any officer or director obtaining amounts from the Defense Fund, such officer or director shall deliver to Arch, at Arch's request, a release, in form and substance reasonably acceptable to Arch, confirming the unconditional release and discharge of the Arch Releasees and the Reorganized Debtors from the Released Matters. Any officer or director shall be required to reimburse Arch for any amounts obtained from the Defense Fund that are subsequently covered by insurance.

                   7.6 Terms Binding. Upon the entry of the Confirmation Order, all provisions of this Plan, including all agreements, instruments and other documents filed in connection with this Plan and executed by the Debtors, Arch or the Reorganized Debtors in connection with this Plan, shall be binding upon the Debtors, Arch, the Reorganized Debtors, all Claim and Interest holders and all other entities that are affected in any manner by this Plan. All agreements, instruments and other documents filed in connection with this Plan shall have full force and effect, and shall bind all parties thereto as of the entry of the Confirmation Order, whether or not such exhibits actually shall be executed by parties other than the Debtors or the Reorganized Debtors, or shall be issued, delivered or recorded on the Effective Date or thereafter.

                   7.7 Additional Terms of Securities and Other Instruments. Any modification of the Merger Agreement, the Arch Warrants, Arch Common Shares and Arch Class B Common Shares, and all other securities or agreements issued or entered into pursuant to this Plan after the Voting Deadline, shall be treated as a Plan modification and shall be governed by section 1127 of the Code.

                   7.8 Post-Consummation Effect of Evidences of Claims or Interests. Notes, stock certificates and other evidence of Claims against or Interests in the Debtors shall, effective on the Effective Date, represent only the right to participate in the distributions contemplated by this Plan.

                   7.9 Payment Dates. Whenever any payment to be made under this Plan is due on a day other than a Business Day, such payment shall instead be made, without interest, on the next succeeding Business Day.

                   7.10 Successors and Assigns. The rights, benefits and obligations of any person named or referred to in this Plan shall be binding upon, and shall inure to the benefit of, the heir, executor, administrator, successor or assignee of such person.

                   7.11 Inconsistencies. In the event that there is any inconsistency between this Plan and the Disclosure Statement, any exhibit to this Plan or any other instrument or document created or executed pursuant to this Plan, this Plan shall govern.

                   7.12 Compliance with Applicable Law. It is intended that the provisions of this Plan (including the implementation thereof) shall be in compliance with applicable law, including, without limitation, the Code, the Delaware General Corporation Law, as amended, the Communications Act of 1934, as amended, the Securities Act of 1933, as amended, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as, in each case, any rules and regulations promulgated thereunder. If the Debtors shall conclude that this Plan may not comply with any of the foregoing, then and in such event the Debtors intend to amend this Plan in such respects as they deem necessary to bring this Plan into compliance therewith.

                   7.13 Governing Law. Except to the extent that the Code or any other federal law is applicable or to the extent the law of a different jurisdiction is validly elected by the Debtors, the rights, duties and obligations arising under this Plan shall be governed in accordance with the substantive laws of the United States of America and, to the extent federal law is not applicable, the laws of the State of Delaware.

                   7.14 Severability. If the Bankruptcy Court determines at the Confirmation Hearing that any material provision of this Plan is invalid or unenforceable, such provision, to the extent the Debtors, Arch and the Committee agree, but subject to section 1127 of the Code, shall be severable from this Plan and null and void, and, in such event, such determination shall in no way limit or affect the enforceability or operative effect of any or all other portions of this Plan.

                   7.15 Incorporation by Reference. Each Exhibit or Schedule hereto is incorporated herein by reference.

                               MOBILEMEDIA COMMUNICATIONS, INC.
                               MOBILEMEDIA CORPORATION
                               MOBILEMEDIA COMMUNICATIONS, INC. (CALIFORNIA) MOBILEMEDIA DP PROPERTIES, INC.
                               MOBILEMEDIA PCS, INC.
                               DIAL PAGE SOUTHEAST, INC.
                               RADIO CALL COMPANY OF VA. INC.
                               MOBILEMEDIA PAGING, INC.
                               MOBILE COMMUNICATIONS CORPORATION OF AMERICA
                               MOBILECOMM OF THE SOUTHEAST, INC.
                               MOBILECOMM OF THE NORTHEAST, INC.
                               MOBILECOMM NATIONWIDE OPERATIONS, INC.
                               MOBILECOMM OF TENNESSEE, INC.
                               MOBILECOMM OF THE SOUTHEAST PRIVATE CARRIER
                                 OPERATIONS, INC.
                               MOBILECOMM OF THE SOUTHWEST, INC.
                               MOBILECOMM OF FLORIDA, INC.
                               MOBILECOMM OF THE MIDSOUTH, INC.
                               FWS RADIO, INC.
                               MOBILECOMM OF THE WEST, INC.

                               Debtors and Debtors-in-Possession


                               By:
                                   -----------------------------------------
                                   Joseph A. Bondi
                                     Chairman-Restructuring of
                                     MobileMedia Corporation

J. Ronald Trost
James D. Johnson
Shelley C. Chapman
Lee M. Stein
SIDLEY & AUSTIN
875 Third Avenue
New York, New York  10022
(212) 906-2000

James L. Patton, Jr. (No. 2202)
Joel A. Waite (No. 2925)
YOUNG CONAWAY STARGATT & TAYLOR, LLP
11th Floor - Rodney Square North
P.O. Box 391
Wilmington, Delaware  19899
(302) 571-6600


COUNSEL TO DEBTORS AND DEBTORS-IN-POSSESSION

                                TABLE OF CONTENTS

                                                                                                      Page
INTRODUCTION..................................................................................1

ARTICLE I
DEFINITIONS; INTERPRETATION...................................................................1
       1.1       Definitions..................................................................1
       1.2       Interpretation..............................................................14
       1.3       Computation of Time.........................................................14

ARTICLE II
CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS.........................................14
       2.1       Administrative Claims.......................................................15
       2.2       Priority Tax Claims.........................................................15
       2.3       Class 1 Claims (Priority Claims)............................................16
       2.4       Class 2 Claims (Miscellaneous Secured Claims)...............................16
       2.5       Class 3 Claims (Customer Refund Claims).....................................16
       2.6       Class 4 Claims (Claims arising under or related to the 1995 Credit
                 Agreement)..................................................................17
       2.7       Class 5 Claims (Claims arising under or related to the Dial Page Notes).....17
       2.8       Class 6 Claims (Non-Priority Unsecured Claims)..............................18
       2.9       Class 7 Claims (Note Litigation Claims).....................................20
       2.10      Class 8 Claims and Interests (Common Stock Claims and Interests and
                 Subordinated Indemnification Obligation Claims).............................20
       2.11      Class 9 Claims and Interests (Subsidiary Claims and Interests)..............21

ARTICLE III
TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES........................................21
       3.1       Rejection...................................................................21
       3.2       Assumption..................................................................21
       3.3       Post-Petition Contracts and Leases..........................................22

ARTICLE IV
IMPLEMENTATION OF PLAN.......................................................................23
       4.1       Actions Occurring Prior to the Effective Date...............................23
       4.2       Actions Occurring on the Effective Date.....................................24
       4.3       Distributions Occurring On and After the Effective Date.....................26
       4.4       Procedure For Determination of Claims and Interests.........................31
       4.5       Issuance of Arch Capital Shares.............................................32
       4.6       Issuance of Warrants........................................................32
       4.7       Issuance of Rights..........................................................32
       4.8       Exemption from Securities Laws..............................................32

                                       -1-

       4.9      Registration Rights Agreement...............................................33
       4.10     Effectuating Documents; Further Transactions; Exemption From Certain
                Transfer Taxes..............................................................33
       4.11     Release of Security Interests...............................................33

ARTICLE V
CONDITIONS TO EFFECTIVE DATE................................................................33
       5.1      Conditions to Occurrence of Effective Date..................................33
       5.2      Effect of Non-occurrence of Conditions to the Effective Date................34
       5.3      Non-consensual Confirmation.................................................34

ARTICLE VI
DISCHARGE, TERMINATION, INJUNCTION AND SUBORDINATION RIGHTS.................................34
       6.1      Discharge of Claims and Termination of Interests............................34
       6.2      Injunctions.................................................................35
       6.3      Termination of Subordination Rights and Settlement of Related Claims and
                Controversies...............................................................36

ARTICLE VII
MISCELLANEOUS...............................................................................36
       7.1      Retention of Jurisdiction...................................................36
       7.2      Retention and Enforcement Of Causes Of Action...............................38
       7.3      Limitation of Liability.....................................................38
       7.4      Releases....................................................................38
       7.5      Indemnification Obligations; Directors' and Officers' Liability Insurance...40
       7.6      Terms Binding...............................................................41
       7.7      Additional Terms of Securities and Other Instruments........................41
       7.8      Post-Consummation Effect of Evidences of Claims or Interests................41
       7.9      Payment Dates...............................................................41
       7.10     Successors and Assigns......................................................42
       7.11     Inconsistencies.............................................................42
       7.12     Compliance with Applicable Law..............................................42
       7.13     Governing Law...............................................................42
       7.14     Severability................................................................42
       7.15     Incorporation by Reference..................................................42


Exhibit A                                                     Registration Rights Agreement
                                                              (10% Holders)
Exhibits B-1 through B-4                                      Standby Purchase Commitment

Schedule 1                                                    Assumed Employment and Benefit
                                                              Agreements

                                                                     EXHIBIT B-1


                     [Form for Buyer Participation Warrants]
================================================================================








                                WARRANT AGREEMENT


                                     between


                               ARCH COMMUNICATIONS
                                   GROUP, INC.

                                       and

                              THE BANK OF NEW YORK







                                _________, 199__







================================================================================

                                WARRANT AGREEMENT

        This WARRANT AGREEMENT, dated as of ___________, 199__ (the "Agreement"), is made and entered into by and between Arch Communications Group, Inc., a Delaware corporation (the "Company"), and The Bank of New York, a _______________________, as warrant agent (the "Warrant Agent").

                                    RECITALS

        WHEREAS, a plan of reorganization under Chapter 11 of the United States Bankruptcy Code for MobileMedia Communications, Inc. ("MobileMedia"), MobileMedia Corporation, the sole stockholder of MobileMedia ("Parent"), and all of MobileMedia's subsidiaries (the "Plan") was confirmed on ________, 199_ by order of the United States Bankruptcy Court for the District of Delaware in Case Nos. 97-174 (PJW) through and including 97-192 (PJW), and has become effective;

        WHEREAS, in connection with the Plan, the Company, a wholly owned subsidiary of the Company ("Merger Sub"), Parent and MobileMedia entered into an Agreement and Plan of Merger, dated as of August ___, 1998 (the "Merger Agreement"), pursuant to which MobileMedia has been merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of the Company;

        WHEREAS, the Plan and the Merger Agreement provide for the execution and delivery of this Agreement by the Company and the issuance of warrants (the "Warrants"), each Warrant initially representing the right to purchase one share of Common Stock (as defined in Section 4.1(h)), on the terms and subject to the conditions herein set forth; and

        WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance of Warrant Certificates (as defined in Section 1.2) and other matters as provided herein.

        NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties hereto hereby agree as follows:

        1.  Issuance of Warrants; Form of Warrants.

        1.1. Issuance of Warrants. On the terms and subject to the conditions set forth in the Plan and the Merger Agreement, the Company will issue and deliver: (a) an aggregate of __________ Warrants as contemplated by the Standby Purchase Commitments (as defined in the Plan) as consideration for the commitments set forth therein and (b) an aggregate of __________ Warrants pursuant to the Buyer Distribution (as defined in the Merger Agreement) as provided in Section 1.7(b) of the Merger Agreement. The shares of Common Stock purchasable upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares." The purchase price per Warrant Share payable upon the exercise of a Warrant (the "Warrant Price") will initially be

$____*. The Warrant Price and the number and kind of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment pursuant to the provisions of Section 4.

        1.2. Form of Warrants. Each Warrant, including without limitation any Warrants that may be issued upon partial exercise, replacement, or transfer of Warrants, will be evidenced by, and subject to the terms of, a Warrant certificate (including the Form of Exercise Notice and Form of Assignment to be printed on the reverse thereof, a "Warrant Certificate") in substantially the form of Exhibit A, with such changes, marks of identification or designation, and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto. Notwithstanding the foregoing, Warrant Certificates evidencing Warrants issued as contemplated by clause (a) or clause
(b) of the first sentence of Section 1.1 will not bear restrictive legends.

        1.3. Countersignature of Warrants. The Warrant Certificates will be executed on behalf of the Company by the manual or facsimile signature of its Chairman of the Board, President, or any Vice President, and attested by its Secretary or any Assistant Secretary. The Warrant Certificates will be manually countersigned by the Warrant Agent and will not be valid for any purpose unless so countersigned. In case any officer of the Company who has signed any of the Warrant Certificates ceases to be such officer of the Company before countersignature by the Warrant Agent and issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, is a proper officer of the Company to sign such Warrant Certificate, although on any other date such person was not such an officer. Warrant Certificates will be dated the date of countersignature by the Warrant Agent.

        1.4 Registration of Warrants. The Warrant Agent, on behalf of the Company, will keep or cause to be kept, at the principal office of the Warrant Agent designated for such purpose, books for registration and transfer of the Warrant Certificates issued hereunder by the Company. Such books will show the names and addresses of the respective holders of the Warrant Certificates, the number of Warrants evidenced on its face by each of the Warrant Certificates, and the date of each of the Warrant Certificates. The Company and the Warrant Agent will be entitled to treat the registered holder of any Warrant Certificate (the "Holder") as the sole owner of the Warrants represented by such Warrant Certificate for all purposes and will not be bound to recognize any equitable or other claim or interest in such Warrants on the part of any other person. Neither the Company nor the Warrant Agent will be liable for any registration of transfer of any Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary.

--------

*To be determined as provided in Schedule II to the Merger Agreement.

        2. Transfer and Exchange of Warrants.

        2.1. Transfer and Exchange. Any Warrant Certificate may, except to the extent otherwise prohibited pursuant to this Agreement, be transferred, split up, combined, or exchanged for another Warrant Certificate or Warrant Certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the Warrant Certificate or Warrant Certificates surrendered then entitled such Holder (or former Holder in the case of a transfer) to purchase. Any Holder desiring to transfer, split up, combine, or exchange any such Warrant Certificate will make such request in writing delivered to the Warrant Agent, and will surrender the Warrant Certificate or Warrant Certificates to be transferred, split up, combined, or exchanged, with the Form of Assignment duly executed by the Holder thereof, at the principal office of the Warrant Agent designated for such purpose. Thereupon or as promptly as practicable thereafter, the Company will prepare, execute, and deliver to the Warrant Agent, and the Warrant Agent will countersign and deliver, a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. Neither the Company nor the Warrant Agent will be required to issue or deliver any Warrant Certificates in connection with any transfer, split up, combination, or exchange of Warrants or Warrant Certificates unless and until the person or persons requesting the issuance or delivery thereof has paid to the Warrant Agent the amount of any tax or governmental charge that may be payable in connection with such transfer, split up, combination, or exchange or has established to the satisfaction of the Warrant Agent that any tax or governmental charge has been paid. Holders will not be required to pay any other charge in connection with the transfer, split up, combination, or exchange of Warrants.

        2.2. Lost, Stolen, and Mutilated Warrant Certificates. Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the loss, theft, destruction, or mutilation of a Warrant Certificate, and, in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto, and upon surrender to the Warrant Agent and cancellation of the Warrant Certificate if mutilated, the Company will prepare, execute, and deliver a new Warrant Certificate of like tenor to the Warrant Agent and the Warrant Agent will countersign and deliver such new Warrant Certificate to the Holder in lieu of the Warrant Certificate so lost, stolen, destroyed, or mutilated.

        2.3. Payment of Taxes. The Company will pay all documentary or stamp taxes, if any, attributable to the initial issuance of the Warrants and the initial issuance of the Warrant Shares upon the exercise of Warrants; provided, however, that the Company's obligations in this regard will in all events be conditioned upon the Holder cooperating with the Company and the Warrant Agent in any reasonable arrangement designed to minimize or eliminate any such taxes. Neither the Company nor the Warrant Agent will be required to pay any tax or governmental charge that may be payable in connection with any transfer, split up, combination, or exchange of Warrants or Warrant Certificates, and the Company will not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof has paid to the

Company the amount of such tax or governmental charge or has established to the satisfaction of the Company that such tax or governmental charge has been paid.

        2.4. Cancellation and Destruction of Warrant Certificates. All Warrant Certificates surrendered for the purpose of exercise, transfer, split up, combination, or exchange will, if surrendered to the Company, be delivered to the Warrant Agent for cancellation or in canceled form, or, if surrendered to the Warrant Agent, will be canceled by it, and no Warrant Certificates will be issued in lieu thereof except as expressly permitted by this Agreement. The Company will deliver to the Warrant Agent for cancellation and retirement, and the Warrant Agent will so cancel and retire, any other Warrant Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Warrant Agent will deliver all canceled Warrant Certificates to the Company, or will, at the written request of the Company, destroy such canceled Warrant Certificates, and in such case will deliver a certificate of destruction thereof to the Company.

        3. Duration and Exercise of Warrants.

        3.1. Duration and Exercise of Warrants. (a) Warrants may be exercised by the Holder thereof, in whole or in part, at any time and from time to time after the date hereof and prior to 5:00 p.m., New York City time, on September 1, 2001 (the "Expiration Date"); provided that Holders shall be able to exercise their Warrants only if (i) (A) the Warrant Shares Registration Statement (as defined in Section 10) is then in effect and the Company has delivered to each person exercising a Warrant a current prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or (B) the exercise of such Warrants is exempt from the registration requirements of the Securities Act, and (ii) the Warrant Shares are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the Holder of the Warrants to be exercised, and, if applicable, the persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants, reside. The Holder of Warrants may exercise them by delivering to the Warrant Agent, at its principal office designated for such purpose, the following:

                 (i) the Warrant Certificate or Warrant Certificates representing the Warrants to be exercised, with the Form of Exercise Notice duly completed and executed by the Holder thereof; and

                (ii) cash, a certified or bank cashier's check payable to the order of the Company, or a wire transfer of immediately available funds to an account designated by the Warrant Agent, in each case in an amount equal to the product of (A) the number of Warrant Shares purchasable upon the exercise of the Warrants designated for exercise in the Form of Exercise Notice and (B) the Warrant Price.

        (b) Subject to Section 2.3 hereof, as promptly as practicable after an exercise of Warrants in accordance with Section 3.1(a), and in any event within 10 Business Days (as defined in Section 3.2) after such exercise, the Warrant Agent will (i) requisition from any transfer agent for the Common Stock (or make available, if the Warrant Agent is the transfer agent) certificates representing the number of Warrant Shares to be purchased (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests), (ii) after receipt of such certificates, cause the same to be delivered to or upon the order of the Holder exercising such Warrants, registered in such name or names as may be designated by such Holder,
(iii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional Warrant Shares in accordance with the provisions of Section 5, and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the Holder exercising such Warrants.

        (c) If the number of Warrants represented by a Warrant Certificate are not exercised in full, the Company will prepare, execute, and deliver to the Warrant Agent a new Warrant Certificate evidencing Warrants equivalent to such Warrants remaining unexercised and the Warrant Agent will countersign and deliver such new Warrant Certificate to or upon the order of the Holder exercising such Warrants, registered in such name or names as may be designated by such Holder.

        (d) The Company will take all such action as may be necessary to ensure that all Warrant Shares delivered upon exercise of Warrants, at the time of delivery of the certificates for such Warrant Shares, will (subject to payment of the Warrant Price) be duly and validly authorized and issued, fully paid, and nonassessable and, if shares of Common Stock are then listed on any national securities exchange (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or qualified for quotation on The Nasdaq Stock Market, will be duly listed or qualified for quotation thereon, as the case may be.

        (e) In the event that the Company is obligated to pay cash in lieu of fractional Warrant Shares pursuant to Section 5 in connection with any exercise of Warrants, it will make all arrangements necessary so that such cash is available for distribution by the Warrant Agent, if and when appropriate.

        (f) The Company will pay all expenses, taxes, and other charges payable in connection with the preparation, issuance, and delivery of certificates representing Warrant Shares or Warrant Certificates representing unexercised Warrants in connection with any exercise of Warrants in accordance with Section 3.1(a), except that, if any such certificates representing Warrant Shares or any such Warrant Certificates are to be registered in a name or names other than that of the Holder at the time of any such exercise of Warrants, funds sufficient to pay all transfer or similar taxes payable as a result of such transfer shall be paid by the Holder at the time of such exercise or promptly upon receipt of a written request of the Company for payment thereof. In connection with any exercise of Warrants in accordance with Section 3.1(a), the Warrants will be deemed to have been exercised, any certificate representing Warrant Shares or any Warrant Certificate issued on account thereof will be deemed to have been issued, and the person in whose name any such certificate or Warrant Certificate is issued will be deemed for all purposes to have become a Holder of record of the Warrant Shares or Warrants, as the case may be, represented thereby as of the date of such exercise.

        3.2. Certain Definitions. For purposes of this Agreement, (a) the term "Business Day" means any day other than a Saturday, Sunday, or a day on which banking institutions in the state of New York are authorized or obligated by law or executive order to close and (b) the term "Trading Day" means any day on which shares of Common Stock are traded on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if shares of Common Stock are not so listed or admitted to trading, in the over-the-counter market.

        4. Adjustments of Warrant Price and Warrant Shares. The Warrant Price and the number and kind of Warrant Shares purchasable upon exercise of the Warrants will be subject to adjustment from time to time upon the occurrence of certain events as provided in this Section 4.

        4.1. Mechanical Adjustments. The Warrant Price and the number and kind of Warrant Shares purchasable upon exercise of a Warrant will be subject to adjustment as follows:

               (a) Subject to Section 4.1(e), if the Company (i) pays a dividend or otherwise distributes to holders of its Common Stock, as such, shares of its capital stock (whether Common Stock or capital stock of any other class), (ii) subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issues any shares of its capital stock in a reclassification of its outstanding shares of Common Stock (including any such reclassification in connection with a consolidation, merger, or other business combination transaction in which the Company is the continuing or surviving corporation), then the number and kind of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto will be adjusted so that the Holder of each Warrant will be entitled to receive (A) in the case of a dividend or distribution, the sum of (1) the number of Warrant Shares that, if such Warrant had been exercised immediately prior to such adjustment, such Holder would have received upon such exercise and (2) the number and kind of additional shares of capital stock that such Holder would have been entitled to receive as a result of such dividend or distribution by virtue of its ownership of such Warrant Shares, (B) in the case of a subdivision or combination, the number of Warrant Shares that, if such Warrant had been exercised immediately prior to such adjustment, such Holder would have received upon such exercise, adjusted to give effect to such subdivision or combination as if such Warrant Shares had been subject thereto, or (C) in the case of an issuance in a reclassification, the sum of (1) the number of Warrant Shares that, if such Warrant had been exercised immediately prior to such adjustment, such Holder would have received upon such exercise and retained after giving effect to such reclassification as if such Warrants Shares had been subject thereto and
        (2) the number and kind of additional shares of capital stock that such Holder would have been entitled to receive as a result of such reclassification as if such Warrant Shares had been subject thereto. An adjustment made pursuant to this paragraph (a) will become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution in the case of a dividend or distribution and will become effective immediately after the effective date of such subdivision, combination, or reclassification in the case of a subdivision, combination, or reclassification. If, after an adjustment, a Holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Warrant Price between the classes of capital stock. After such allocation, the exercise privilege and the Warrant Price of each class of capital stock shall thereafter be subject to adjustments as nearly equivalent as may be practicable to the adjustments provided for Common Stock in this Section 4. Such adjustments shall be made successively whenever any event listed above shall occur.

               (b) Subject to Section 4.1(e), if the Company distributes to holders of its Common Stock, as such, (i) evidences of indebtedness or assets (excluding regular cash dividends or cash distributions payable out of consolidated retained earnings) of the Company or any corporation or other legal entity a majority of the voting equity securities or equity interests of which are owned, directly or indirectly, by the Company (a "Subsidiary"), (ii) shares of capital stock of any Subsidiary, (iii) securities convertible into or exchangeable for capital stock of the Company (including Common Stock or capital stock of any other class) or any Subsidiary, or (iv) any rights, options, or warrants to purchase any of the foregoing (excluding those described in Section 4.1(c)), then the number of Warrant Shares thereafter purchasable upon exercise of each Warrant will be adjusted to the number that results from multiplying the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment by a fraction, the numerator of which will be the Current Market Price per share (as defined in Section 4.1(d)) of Common Stock on the record date for such distribution, and the denominator of which will be such Current Market Price per share of Common Stock less the fair value (as determined in good faith by the Board of Directors of the Company, whose determination will be conclusive if based on the financial advice of a nationally recognized investment banking firm) of the portion of the evidences of indebtedness, assets, securities, or rights, options, or warrants so distributed on account of one share of Common Stock. Such adjustment will be made whenever any such distribution is made, and will become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. Except as provided in Section 4.1(h), no further adjustments of the number of Warrant Shares will be made upon the actual issue of shares of Common Stock upon conversion or exchange of such securities convertible or exchangeable for shares of Common Stock or upon exercise of such rights, warrants, or options for shares of Common Stock.

               (c) Subject to Section 4.1(e), if the Company issues rights, options, or warrants to holders of the outstanding shares of Common Stock, as such, entitling the holders of such rights, options, or warrants (for a period expiring within 60 calendar days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share that is lower on the record date mentioned below than the Current Market Price per share of Common Stock on such record date, then the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant will be adjusted to the number that results from multiplying the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior to such adjustment by a fraction (not to be less than one), the numerator of which will be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered by such rights, options, or warrants for subscription or purchase and the denominator of which will be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate subscription or purchase price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share of Common Stock on such record date. Such adjustment will be made whenever such rights, options, or warrants are issued, and will become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options, or warrants. In case such subscription or purchase price may be paid in a consideration part or all of which is in a form other than cash, the fair value of such consideration will be as determined by the Board of Directors of the Company, whose determination will be conclusive if based on the financial advice of a nationally recognized investment banking firm. Except as provided in Section 4.1(h), no further adjustments of the number of Warrant Shares will be made upon the actual issue of shares of Common Stock upon exercise of such rights, options, or warrants.

               (d) For purposes of this Agreement, the "Current Market Price" per share of Common Stock on any date will be the average of the daily Closing Prices (as defined below in this Section 4.1(d)) for 30 consecutive Trading Days commencing 45 Trading Days before the date of such computation. The closing price for each day (the "Closing Price") will be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not so listed or admitted to trading, the average of the closing bid and asked prices of the shares of Common Stock in the over-the-counter market as reported by The Nasdaq Stock Market or any comparable system, or if not so reported by any such organization on such day, the average of the bid and asked prices furnished by a professional market maker selected by the Board of Directors of the Company. In the absence of one or more such quotations, the Board of Directors of the Company will determine the Current Market Price in good faith on the basis of such quotations or other relevant information as it considers appropriate.

               (e) No adjustment in the number of Warrant Shares purchasable upon the exercise of a Warrant will be required unless such adjustment would require an increase or decrease in the number of Warrant Shares purchasable upon the hypothetical exercise of a

        Warrant of at least 1%; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made currently will be carried forward and made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, would require an increase or decrease in the number of Warrant Shares purchasable upon the hypothetical exercise of a Warrant of 1% or more. All calculations with respect to the number of Warrant Shares will be made to the nearest one-thousandth of a share and all calculations with respect to the Warrant Price will be to the nearest whole cent. No adjustment in the number of Warrant Shares purchasable upon the exercise of a Warrant will be made under paragraph (b) or (c) of this Section 4.1 if the Company issues or distributes to each Holder the shares, rights, options, warrants, convertible or exchangeable securities, evidences of indebtedness, assets, or other securities referred to in the applicable paragraph that such Holder would have been entitled to receive had the Warrants been exercised prior to the happening of such event on the record date with respect thereto (provided that, in any case in which such Holder would have been so entitled to receive a fractional interest in any such securities or assets, the Company may distribute to such Holder in lieu of such fractional interest cash in an amount equal to the fair value of such fractional interest as determined in good faith by the Board of Directors of the Company). No adjustment in the number of Warrant Shares will be made for a change in the par value of the shares of Common Stock.

               (f) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted as herein provided, the Warrant Price will be adjusted by multiplying the Warrant Price in effect immediately prior to such adjustment by a fraction, the numerator of which will be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which will be the number of Warrant Shares so purchasable immediately thereafter.

               (g) For the purpose of this Agreement, the term "Common Stock" means (i) the class of shares designated as the Common Stock of the Company as of the date of this Agreement, (ii) all shares of any class or classes (however designated) of the Company, now or hereafter authorized, the holders of which have the right, without limitation as to amount, either to all or to a part of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which are ordinarily entitled to vote generally in the election of directors of the Company, or (iii) any other class of shares resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to Section 4.1(a), the Warrants become exercisable to purchase Warrant Shares other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Warrant Price payable in respect of such other shares upon the exercise of each Warrant will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares and the Warrant Price contained in this Section 4.1.

               (h) Upon the expiration of any rights, options, warrants, or conversion or exchange privileges, if any thereof have not been exercised, the Warrant Price and the number of Warrant Shares purchasable upon the exercise of each Warrant will, upon such expiration, be readjusted and will thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion or exchange rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, conversion, or exchange plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, or grant of all such rights, options, warrants, or conversion or exchange rights whether or not exercised; provided, however, that no such readjustment will have the effect of increasing the Warrant Price or decreasing the number of Warrant Shares purchasable upon the exercise of each Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale, or grant of such rights, options, warrants, or conversion or exchange privileges.

        4.2. Notice of Adjustment. Whenever the Warrant Price or the number or kind of Warrant Shares purchasable upon exercise of the Warrants is adjusted pursuant to any of the provisions of this Agreement, the Company will promptly give notice to the Holders of such adjustment or adjustments, together with a certificate of a firm of independent public accountants selected by the Company (who may be the regular accountants employed by the Company) setting forth the adjustments in the Warrant Price and the number or kind of Warrant Shares purchasable upon exercise of each Warrant, and also setting forth a brief statement of the facts requiring such adjustments and the computations upon which such adjustments are based. Such certificate will be conclusive evidence of the correctness of such adjustments.

        4.3. No Adjustment for Dividends. Except as provided in Section 4.1, no adjustment or payment in respect of any dividends will be made at any time.

        4.4 Voluntary Reduction. The Company from time to time may reduce the Warrant Price by any amount for any period of time, if the period is at least 20 calendar days and if the reduction is irrevocable during the period; provided that in no event may the Warrant Price be less than the par value of the Common Stock. Whenever the Warrant Price is so reduced, the Company will mail to Holders a notice of the reduction at least 15 calendar days before the date the reduced Warrant Price takes effect. Such notice will state the reduced Warrant Price and the period during which it will be in effect. Failure to mail the notice or any defect therein will not affect the legality or validity of the reduction. A reduction of the Warrant Price does not change or adjust the Warrant Price otherwise in effect for purposes of Section 4.1.

        4.5. Preservation of Purchase Rights Upon Merger, Consolidation, Etc. In case of any consolidation, merger, or other business combination transaction in which the Company is not the continuing or surviving corporation, or in case of any sale, transfer, or lease to another corporation of all or substantially all the property of the Company, the Company and such successor or purchasing corporation, as the case may be, will execute an agreement providing that each Holder will have the right thereafter, upon payment of an amount equal to the amount payable upon the exercise of a Warrant immediately prior thereto, to purchase upon exercise of each Warrant the kind and amount of securities or property that it would have owned or have been entitled to receive after giving effect to such consolidation, merger, sale, transfer, or lease on account of the Warrant Shares that would have been purchasable upon the exercise of such Warrant had such Warrant been exercised immediately prior thereto (provided that, to the extent that such Holder would have been so entitled to receive cash on account of such Warrant Shares, such Holder may elect in connection with the exercise of a Warrant in accordance with Section 3.1 to reduce the amount of cash that it would be entitled to receive upon such exercise in exchange for a corresponding reduction in the amount payable upon such exercise); provided, however, that no adjustment in respect of dividends, interest, or other income on or from such shares or other securities or property will be made during the term of a Warrant or upon the exercise of a Warrant. Such agreement will provide for adjustments that will be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4.5 will similarly apply to successive consolidations, mergers, sales, transfers, or leases.

        4.6. Warrant Certificates. Whether or not any adjustments in the Warrant Price or the number or kind of Warrant Shares purchasable upon the exercise of the Warrants has been made, Warrant Certificates theretofore or thereafter issued may continue to express the same Warrant Price and number and kind of Warrant Shares as are stated in the Warrant Certificate initially issued.

        5. Fractional Interests. Neither the Company nor the Warrant Agent will be required to issue fractional Warrant Shares or fractional interests in any other securities upon the exercise of the Warrants. If any fraction of a Warrant Share or other security would, except for the provisions of this Section 5, be issuable upon the exercise of the Warrants, the Company will pay an amount (computed to the nearest cent) in cash (a) in lieu of a fractional Warrant Share, equal to the Current Market Price for one share of Common Stock, as defined in Section 4.1(d), on the Trading Day immediately preceding the date on which the Warrants are presented for exercise, multiplied by such fraction of a Warrant Share or (b) in lieu of a fractional interest in any other security, equal to the fair value of such fractional interest, determined in a manner as similar as possible, taking into account the difference in the fractional interest being valued, to the calculation described in the foregoing clause (a).

        6.  Warrant Agent Matters.

        6.1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as warrant agent in accordance with the terms and conditions hereof, and the Warrant Agent hereby accepts such appointment.

        6.2. Concerning the Warrant Agent. (a) The Company will pay to the Warrant Agent reasonable compensation for all services rendered by it hereunder and will reimburse the Warrant Agent for its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company will indemnify the Warrant Agent for, and hold it harmless against, any loss, liability, suit, action, proceeding, or expense, incurred without negligence, bad faith, or willful misconduct on the part of the Warrant Agent, for anything done or omitted by the Warrant Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

        (b) The Warrant Agent will incur no liability to the Company or to any Holder for or in respect of any action taken, suffered, or omitted by it in connection with its administration of this Agreement in reliance upon any Warrant Certificate or certificate evidencing Common Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed, and, where necessary, verified or acknowledged, by the proper person or persons.

        6.3. Merger or Consolidation or Change of Name of Warrant Agent. (a) Any corporation into which the Warrant Agent or any successor Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent or any successor Warrant Agent is a party, or any corporation succeeding to the corporate trust business of the Warrant Agent or any successor Warrant Agent, will be the successor to the Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 6.5. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

        (b) In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant

Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

        6.4. Duties of Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of Warrant Certificates, will be bound:

        (a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

        (b) Whenever in the performance of its duties under this Agreement the Warrant Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, or any Vice President of the Company and delivered to the Warrant Agent; and such certificate will be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

        (c) The Warrant Agent's duties will be determined solely by the provisions hereof. The Warrant Agent will not be liable for anything that it may do or refrain from doing in connection with this Agreement except for its own negligence, bad faith, or willful misconduct; provided, however, that the Warrant Agent shall not be liable for any indirect, special, punitive or consequential damages.

        (d) The Warrant Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

        (e) The Warrant Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except the due countersignature thereof by the Warrant Agent); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor will it be responsible for any adjustment required under the provisions of Section 4 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Warrants evidenced by Warrant Certificates after actual notice of any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of stock or other securities to be issued pursuant to this Agreement or any Warrant Certificate or as to whether any shares of stock or other securities will, when issued, be validly authorized and issued, fully paid, and nonassessable.

        (f) The Company will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

        (g) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, or any Vice President of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it will not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

        (h) The Warrant Agent and any stockholder, director, officer, or employee of the Warrant Agent may buy, sell, or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein will preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

        (i) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Warrant Agent will not be answerable or accountable for any act, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect, or misconduct, provided reasonable care was exercised in the selection and continued employment thereof. The Warrant Agent will not be under any duty or responsibility to insure compliance with any applicable federal or state securities laws in connection with the issuance, transfer, or exchange of Warrant Certificates.

        6.5. Change of Warrant Agent. The Warrant Agent or any successor Warrant Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days' notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, and to the Holders by first-class mail. The Company may remove the Warrant Agent or any successor Warrant Agent upon 30 calendar days' notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the Holders by first-class mail. If the Warrant Agent resigns or is removed or otherwise becomes incapable of acting, the Company will appoint a successor to the Warrant Agent. If the Company fails to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who will, with such notice, submit his Warrant Certificate for inspection by the Company), then any Holder may apply to any court of competent jurisdiction for the appointment of a successor Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent will be carried out by the Company. Any successor Warrant Agent, whether appointed by the Company or by such a court, will be a corporation organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, having a principal office in the State of New York, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Warrant Agent a combined capital and surplus of at least $50 million. After appointment, the successor Warrant Agent will be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent will deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act, or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock, and mail by first class mail a notice thereof to each Holder. Failure to give any notice provided for in this Section 6.5, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

        7.1 No Rights as a Stockholder; Notices to Holders. Nothing contained in this Agreement or in the Warrant Certificate will be construed as conferring upon the Holders or their transferees the right to vote, or to receive dividends, or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company; provided, however, that if, at any time prior to the Expiration Date and prior to the exercise of all of the Warrants, any of the following events occur:

               (a) The Company declares any dividend payable in any securities upon its shares of Common Stock or makes any distribution (other than a regular cash dividend payable out of consolidated retained earnings) to the holders of its shares of Common Stock;

               (b) The Company offers to the holders of its Common Stock any shares of capital stock of the Company or any Subsidiary or securities convertible into or exchangeable for shares of capital stock of the Company or any Subsidiary or any option, right, or warrant to subscribe for or purchase any thereof;

               (c) The Company distributes to the holders of its Common Stock evidences of indebtedness or assets (including any cash dividend which would result in an adjustment under Section 4.1) of the Company or any Subsidiary;

               (d) Any reclassification of the Common Stock, any consolidation of the Company with or merger of the Company into another corporation, any sale, transfer, or lease to another corporation of all or substantially all the property of the Company, or any proposal of the Company to effect any of the foregoing transactions that has been publicly announced by the Company; or

               (e) Any proposal by the Company to effect a dissolution, liquidation, or winding up of the Company that has been publicly announced by the Company;

then in any one or more of such events the Company will give notice of such event to the Holders, as provided in Section 12 hereof, such giving of notice to be completed at least 10 business days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, or subscription rights or at least 20 business days prior to the date fixed as a record date or the date of closing the transfer books for the determination of stockholders entitled to vote on such proposed reclassification, consolidation, merger, sale, transfer, or lease, dissolution, liquidation, or winding up. Such notice will specify such record date or the date of closing the transfer books, as the case may be, for such event. Failure to mail or receive such notice or any defect therein or in the mailing thereof will not affect the validity of any action taken in connection with such event.

        7.2. Reports to Holders. The Company will deliver to the Warrant Agent, within 15 calendar days after it files them with the Securities and Exchange Commission (the "SEC"), copies of its annual report and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. To the extent any such information, documents, or other reports are required to be sent by the Company to the holders of outstanding Common Stock, the Company will simultaneously send copies thereof to the Holders of Warrants. The Warrant Agent will provide to any Holder promptly upon request a copy of any document delivered to the Warrant Agent by the Company pursuant to this Section 7.2.

        7.3. Agreements Respecting Warrants. The Company will not enter into any agreement or instrument which would preclude the exercise of the Warrants as herein provided.

        8. Agreement of Warrant Holders. Every Holder by accepting a Warrant Certificate consents and agrees with the Company and the Warrant Agent and with every other Holder that:

        (a) The Warrant Certificates are transferable only in accordance with the terms of this Agreement and only on the registry books of the Warrant Agent if surrendered at the principal office of the Warrant Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and otherwise in compliance with Section 2;

        (b) The Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificate made by anyone other than the Company or the Warrant Agent) for all purposes whatsoever, and neither the Company nor the Warrant Agent will be affected by any notice to the contrary;

        (c) Such Holder expressly waives any right to receive any fractional Warrants and any fractional securities upon exercise or exchange of a Warrant; and

        (d) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Warrant Agent will have any liability to any Holder or other person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory, or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company will use reasonable efforts to have any such order, decree, or ruling lifted or otherwise overturned as soon as possible.

        9. Reservation of Common Stock. The Company will, for so long as Warrants remain outstanding, reserve and keep available, solely for issuance and delivery upon the exercise of Warrants, a number of shares of Common Stock (or, if applicable, other securities) sufficient to provide for the exercise of all outstanding Warrants. The transfer agent for the Common Stock (or, if applicable, other securities) will be irrevocably authorized and directed at all times until the exercise or expiration of the Warrants to reserve such number of authorized shares of Common Stock (or, if applicable, other securities) as necessary for such purpose. The Company will keep copies of this Agreement on file with the transfer agent and will supply the transfer agent with duly executed stock certificates for such purpose.

        10. Listing and Registration. (a) The [Warrants and the]* Warrant Shares have been listed for trading on the Nasdaq National Market, and the Company will use its reasonable best efforts to maintain such listing. [In addition, the Company will use its reasonable best efforts to secure and maintain the listing of the Warrants on the Nasdaq National Market.]*

--------

*The language in this section is bracketed because the language to be included in the definitive agreement depends upon whether the Warrants will have been listed as of the date of the definitive agreement.

        (b) The Warrants issued as contemplated by clauses (a) and (b) of the first sentence of Section 1.1 have been registered for public distribution under the Securities Act pursuant to a registration statement (No. 333-___________) filed by the Company with the SEC. The Warrant Shares have been registered for public distribution upon exercise of the Warrants under the Securities Act pursuant to registration statement (No. 333-________________) (together with any amendments thereto, the "Warrant Shares Registration Statement") filed by the Company with the SEC. Subject to Black Out Periods (as defined below in this Section 10(b)), the Company will use its reasonable best efforts to keep the Warrant Shares Registration Statement continuously effective under the Securities Act until the expiration or exercise of all Warrants in order to permit the prospectus included therein to be lawfully delivered by the Company to the Holders exercising such Warrants and by Holders of such Warrants to prospective purchasers of such Warrants. Notwithstanding the foregoing, the Company shall not be required to amend or supplement the Warrant Shares Registration Statement, any related prospectus or any document incorporated therein by reference for a period (a "Black Out Period"), beginning on the date the Company gives notice (the "Black Out Notice") to the Warrant Agent and the Holders that such a period has commenced and ending on the earlier of (i) the date the information responsible for the Black Out Period is disclosed to the public and (ii) 60 calendar days after any such Black Out Notice is given, in the event that (A) an event occurs and is continuing as a result of which the Warrant Shares Registration Statement, any related prospectus, or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and
(B) (1) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations, or prospects of the Company or (2) the disclosure otherwise relates to a material business transaction, including without limitation any bona fide financing plan, that has not yet been publicly disclosed; provided, however, that (x) no Black Out Period may be in effect during the six months immediately prior to the Expiration Date, (y) there shall be no more than two Black Out Periods during any period of 180 consecutive calendar days, and (z) there shall be no more than three Black Out Periods during the term of the Warrants.

        (c) The Company will cause any amendment or supplement to the Warrant Shares Registration Statement or the related prospectus, as of the effective date of the Warrant Shares Registration Statement, amendment, or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (d) The Company will give prompt written notice to the Warrant Agent and the Holders of (i) the effectiveness of any post-effective amendment to the Warrant Shares Registration Statement, (ii) the issuance by the SEC of any stop order suspending the effectiveness of the Warrant Shares Registration Statement or the initiation or threatening of any proceedings for that purpose, (iii) the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) the happening of any event that requires the Company to make changes in the Warrant Shares Registration Statement or the related prospectus in order to make the statements therein not misleading, and (v) the commencement and termination of any Black Out Period.

        (e) The Company will use its reasonable best efforts to prevent the issuance or obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of the Warrant Shares Registration Statement.

        (f) Upon the occurrence of any event contemplated by Section 10(d)(iv) hereof or, if any such event occurs during a Black Out Period, upon the termination of such Black Out Period, the Company will promptly prepare and file a post-effective amendment to the Warrant Shares Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to Holders of Warrants, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and will contain the current information required by the Securities Act.

        (g) The Company will comply with all applicable rules and regulations of the SEC and will make generally available to its securities holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days (plus any extension permitted by Rule 12b-25 under the Exchange Act after the end of a 12-month period (or 90 days, if such period is a fiscal year (plus any extension permitted by Rule 12b-25 under the Exchange
Act)) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

        (h) The Company will register or qualify or cooperate with the Holders in connection with the registration or qualification of the Warrant Shares for offer and sale by the Company upon exercise of the Warrants under the securities or blue sky laws of such state of the United States as any Holder reasonably requests and do any and all other acts or things necessary or advisable to enable such offer and sale in such jurisdictions; provided that the Company shall not be required to (i) qualify to do business in any jurisdiction in which it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction in which it is not then so subject.

        (i) The Company will bear all expenses incurred by it in connection with the performance of its obligations under this Section 10.

        (j) The Company acknowledges and agrees that any remedy at law for breach of any provision of this Section 10 will be inadequate and that, in addition to any other remedies that the

Holders may have, the Holders will be entitled to the remedy of specific performance to ensure the Company performs its obligations under this Section
10. The election of any one or more remedies by the Holders hereunder will not constitute a waiver of the right to pursue other available remedies.

        11. Representations and Warranties of the Company. The Company hereby represents and warrants to the Warrant Agent that:

               (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute, deliver, and perform its obligations hereunder and to consummate the transactions contemplated hereby;

               (b) The execution, delivery, and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company;

               (c) The execution, delivery, and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate, or constitute a breach of any material contract, agreement, or instrument by which the Company is bound or any judgment, order, decree, law, statute, rule, regulation, or other judicial or governmental restriction to which the Company is subject;

               (d) This Agreement constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally; and

               (e) The Warrants, when issued and delivered to the initial Holders as provided in this Agreement, and the Warrant Shares issued upon exercise of the Warrants, when issued, paid for, and delivered as provided in this Agreement, will be duly and validly issued and outstanding, fully paid, and nonassessable.

        12. Notices. All notices, requests, waivers, releases, consents, and other communications required or permitted by this Agreement (collectively, "Notices") must be in writing. Except as expressly otherwise provided herein with respect to manner of delivery, notices will be deemed sufficiently given for all purposes when delivered in person, when dispatched by telegram or electronic facsimile transmission, when sent by first-class mail, postage prepaid, or upon confirmation of receipt when dispatched by a nationally recognized overnight courier service to the appropriate party as follows: (a) if to a Holder, at the address of such Holder as shown in the registry books maintained by the Warrant Agent; (b) if to the Company, at The Bank of New

York, 601 Barclay Street, 12W, New York, New York 10286, Telecopy No. (___) ___-____ (marked for the attention of the Chief Financial Officer and the General Counsel), or at such other address as the Company may have furnished to the Holders and the Warrant Agent in writing; and (c) if to the Warrant Agent, at _________, ________, ________ _____, Telecopy No. (___) ___- ____ (marked for the attention of _______________) or at such other address as the Warrant Agent may have furnished to the Company and the Holders in writing.

        13. Amendment and Waiver. No failure or delay of the Holder in exercising any power or right hereunder (other than a failure to exercise Warrants in accordance with the provisions hereof) will operate as a waiver thereof, nor will any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice or demand on the Company in any case will entitle the Company to any other or future notice or demand in similar or other circumstances. Subject to the last sentence of this Section 13, (a) if the Company so directs, the Company and the Warrant Agent will supplement or amend this Agreement without the approval of any Holders in order to cure any ambiguity or correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the Holders of Warrants or the Warrant Agent and (b) the Company and the Warrant Agent may from time to time supplement or amend this Agreement, with the consent of Holders of at least 50% of the Warrants then outstanding, for any other purpose. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment which increases the Warrant Price, decreases the period of time remaining during which the Warrants may be exercised, or changes in a manner adverse to Holders the number of Warrant Shares purchasable upon the exercise of Warrants will be made without the consent of all Holders. Any such amendment, modification, or waiver effected pursuant to and in accordance with the provisions of this Section 13 will be binding upon all Holders and upon each future Holder, the Company, and the Warrant Agent. In the event of any such amendment, modification, or waiver, the Company will give prompt notice thereof to all Holders and, if appropriate, notation thereof will be made on all Warrant Certificates thereafter surrendered for registration of transfer or exchange.

        14. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Company, the Warrant Agent, and their respective successors and assigns, and, subject to Sections 1.4 and 8(b), all Holders.

        15. Rights of the Parties. Except as provided in Section 14, nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give any person or entity other than the Company, the Warrant Agent, and the Holders any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby. This Agreement will be for the sole and exclusive benefit of the Company, the Warrant Agent, and the Holders. All rights of action in respect of this Agreement are vested in the Holders, and any Holder without the consent of the Warrant Agent or any other Holder may, on such Holder's own behalf and for such Holder's own benefit, enforce such Holder's rights hereunder, including the right to exercise, exchange, or surrender for transfer such Holder's Warrant Certificates in accordance with the provisions hereof.

        16. Titles and Headings. Titles and headings to Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

        17. Certain Interpretive Matters and Definitions. Unless the context otherwise requires, (a) all references to Sections or Exhibits are to Sections or Exhibits of or to this Agreement, (b) each term defined in this Agreement has the meaning assigned to it, (c) "or" is disjunctive but not necessarily exclusive, and (d) words in the singular include the plural and vice versa. All references to "$" or dollar amounts are to lawful currency of the United States of America.

        18. Entire Agreement. This Agreement, together with its Exhibits, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and there are no agreements among the parties hereto with respect thereto except as expressly set forth herein.

        19. Severability. In case any provision contained in this Agreement is invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby. The Company and the Warrant Agent will endeavor in good faith to replace the invalid, illegal, or unenforceable provisions with valid, legal, and enforceable provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.

        20. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

        21. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed will be deemed to be an original; such counterparts will together constitute but one agreement.

        IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.
                                               ARCH COMMUNICATIONS
                                               GROUP, INC.



                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                               THE BANK OF NEW YORK


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                    EXHIBIT A

                           FORM OF WARRANT CERTIFICATE


THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE WARRANT AGREEMENT (AS HEREINAFTER DEFINED), A COPY OF WHICH WILL BE MADE AVAILABLE BY THE ISSUER UPON REQUEST. THE TRANSFER OR EXCHANGE OF THESE WARRANTS MUST BE REGISTERED IN ACCORDANCE WITH THE WARRANT AGREEMENT.


NO.____                                                             WARRANTS____


                      VOID AT 5:00 P.M., NEW YORK CITY TIME
                              ON SEPTEMBER 1, 2001

               Arch Communications Group, Inc. Warrant Certificate


        THIS CERTIFIES THAT for value received, __________, or its registered assigns (the "Holder"), is the owner of the number of Warrants set forth above that initially entitle it to purchase from Arch Communications Group, Inc., a Delaware corporation (the "Company"), at any time and from time to time prior to 5:00 p.m., New York City time, on September 1, 2001 (the "Expiration Date"), a like number of fully paid and nonassessable shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock") at an initial purchase price of $____* per share (the "Warrant Price"), subject to adjustment as provided in the Warrant Agreement. No Warrant may be exercised at or after 5:00 p.m., New York City time, on the Expiration Date, and to the extent not exercised by such time, such Warrant shall become void. The shares of Common Stock purchasable upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares." On the terms and subject to the conditions set forth in the Warrant Agreement, the Warrants may be exercised by surrendering to the Warrant Agent (as hereinafter defined) this Warrant Certificate, with the Form of Exercise Notice on the reverse side hereof duly executed, together with cash, a certified or bank cashier's check payable to the order of the Company, or a wire transfer of immediately available funds to an account designated by the Warrant Agent, in each case in an amount of lawful currency of the United States of America equal to the product of (a) the number of Warrant Shares purchasable upon the exercise of the Warrants designated for exercise in the Form of Exercise Notice and (b) the Warrant Price.

--------
*To be determined as provided in Schedule II to the Merger Agreement.

        The number and kind of Warrant Shares that may be purchased upon exercise of the Warrants evidenced by this Warrant Certificate are the number as of the date of the original issue of such Warrants, based on the shares of Common Stock of the Company as constituted at such date. As provided in the Warrant Agreement, the Warrant Price and the number and kind of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment.

        This Warrant Certificate and the Warrants it represents are subject to, and entitled to the benefits of, all of the terms, provisions, and conditions of the Warrant Agreement, dated as of _____________, 199__ (the "Warrant Agreement"), by and between the Company and The Bank of New York, a _________ corporation (the "Warrant Agent"), which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitation of rights, obligations, and duties hereunder of the Company and the Holder. A copy of the Warrant Agreement will be made available to the Holders by the Company upon request of the Holders.

        Subject to the provisions set forth in the Warrant Agreement or in this Certificate, this Warrant Certificate, with or without other Warrant Certificates, may be transferred, split up, combined, or exchanged for another Warrant Certificate or Warrant Certificates, entitling the Holder to purchase a like aggregate number of Warrant Shares as the Warrant Certificate or Warrant Certificates surrendered entitled such Holder (or former Holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the principal office of the Warrant Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

        The Company will not be required to issue fractional Warrant Shares or other fractional interests in securities upon the exercise of any Warrants evidenced by this Warrant Certificate, but in lieu thereof a cash payment will be made, as provided in the Warrant Agreement.

        Nothing contained in the Warrant Agreement or in this Warrant Certificate will be construed as conferring upon the Holder of this Warrant Certificate the right to vote, or to receive dividends, or to consent or (except as provided in the Warrant Agreement) to receive notice in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

        This Warrant Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Warrant Agent. This Warrant Certificate will be governed and construed in accordance with the laws of the State of New York.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed on this ____ day of __________, ____, by its corporate officers duly authorized.


Attest:                                        ARCH COMMUNICATIONS GROUP, INC.



__________________________________             By:______________________________
[Name, title]                                     [Name, title]


Dated:  ______________


Countersigned:

THE BANK OF NEW YORK



By:_______________________________
    [Authorized Signature]
     [Title]

                   Form of Reverse Side of Warrant Certificate

                               FORM OF ASSIGNMENT

           (To be executed if the Holder desires to transfer Warrants)

               FOR VALUE RECEIVED,______________________________________________
hereby sells, assigns, and transfers unto_______________________________________
________________________________________________________________________________
                  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:________________



                                                   _____________________________
                                                   Signature

Signature Guaranteed:

                             FORM OF EXERCISE NOTICE


           (To be executed if the Holder desires to exercise Warrants)


TO ARCH COMMUNICATIONS GROUP, INC.:

               The undersigned hereby irrevocably elects to exercise ___________ Warrants evidenced by this Warrant Certificate to purchase the Warrant Shares issuable upon the exercise of such Warrants and requests that certificates for such Warrant Shares be issued in the name of:
________________________________________________________________________________
                         (Please print name and address)
________________________________________________________________________________

Please insert social security or
other identifying number:_______________________________________________________

If such number of Warrants is not all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants will be registered in the name of and delivered to:

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

Please insert social security or
other identifying number:_______________________________________________________

Dated:_________________

                                                   _____________________________
                                                   Signature
Signature Guaranteed:

                                     NOTICE

               Signatures on the foregoing Form of Assignment and Form of Exercise Notice and in the related Warrant Certificates must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alternation or enlargement or any change whatsoever.

               Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

                      NORTHWESTERN MUTUAL SERIES FUND, INC.
                        for the High Yield Bond Portfolio
                            720 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                                September 3, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts 01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey 07024

                                 Re:  Amendment to Commitment

Gentlemen:

        Reference is made to the letter agreement, dated August 18, 1998 (the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and Northwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

        The parties hereto hereby agree as follows:

        1. First Paragraph. The second sentence of the first paragraph of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

        It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (as amended by the First Amendment thereto dated as of September 3, 1998 (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause
        (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and (iii) either
        (A) if a Rights Offering Adjustment (as defined in Schedule II to the Merger Agreement) shall not have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

        Warrants"), with such Arch Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement") or (B) if a Rights Offering Adjustment shall have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash either (A) if a Rights Offering Adjustment shall not have occurred, units ("Units") consisting of (x) shares of Existing Arch Common Stock and (y) Arch Warrants or (B) if a Rights Offering Adjustment shall have occurred, shares of Existing Arch Common Stock ("Rights Shares"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire shares of Existing Arch Common Stock if a Rights Offering Adjustment shall have occurred, and, in addition, if a Rights Offering Adjustment shall have occurred, immediately following the Combination, Arch will issue Arch Participation Warrants to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

        2. Section 1(a). Section 1(a) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase either
        (i) if a Rights Offering Adjustment shall not have occurred, Units or
        (ii) if a Rights Offering Adjustment shall have occurred, Rights Shares, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with Schedule II to the Merger Agreement (the "Subscription Price"), does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;

        3. Section 1(b).Section 1(b) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

               (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by
        Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares underlying, in each case, such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and

        4. Section 1(c). Section 1(c) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (c) if any Rights distributed in accordance with the Plan (other than (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers") and retained by them (which Rights are referred to in
        Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, such unexercised Rights.

        5. Section 2(a). Section 2(a) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a) Notwithstanding anything to the contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

        Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

        6. Section 3(b). Section 3(b) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Units or

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

        Rights Shares, as the case may be, are not so purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such Units or Rights Shares, as the case may be, pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.

        7. Section 4. Section 4 of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               4. The Closing. (a) Notwithstanding anything to the contrary herein contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and, if a Rights Offering Adjustment shall not have occurred, Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

               (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its designees) certificates representing the Arch Warrants or Arch Participation Warrants, as the case may be, contemplated by Section 7 below.

               (c) (i) Arch will deliver to the Standby Purchaser two business days after the expiration of the Stockholder Rights Offering a written notice which shall (A) specify the amounts payable at the Closing by it in satisfaction of the Commitment (without taking into account Section 4(e) below), (B) specify the Maximum Reduction Number (as defined in
        Section 4(e) below, (C) specify the last date on which the notice referred to in Section 4(c) (ii) below may be delivered, and (D) indicate the matters required to be addressed in such notice.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

                      (ii) Within 10 business days after its receipt of the notice referred to in Section 4(c)(i) above, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the Elected Reduction Number (as defined in Section 4(e) below) determined by the Standby Purchaser in accordance with Section 4(e) below.

               (d) (i) Arch will deliver to the Standby Purchaser at least five business days prior to the Effective Date a written notice which shall specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d)(ii) below may be delivered.

                      (ii) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

               (e) If a Rights Offering Adjustment shall have occurred, notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less than the product of (i) the number of shares of Existing Arch Common Stock to be issued by Arch in the Stockholder Rights Offering and
        (ii) the percentage in Column D of Annex I hereto specified opposite the Standby Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

        8. Section 5(c). Section 5(c) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement), (ii) if a Rights Offering Adjustment shall have occurred, all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants or Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

        Participation Warrants, as the case may be (the securities referred to in the foregoing clauses (i), (ii) and (iii) are referred to herein as the "Registrable Securities");

        9. Section 5(e). Section 5(e) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

        10. Section 5(j). Section 5(j) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants or Arch Participation Warrants, as the case may be, as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or Arch Participation Warrants, as the case may be, or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

        11. Section 5(m) of the Standby Commitment Letter is hereby deleted.

        12. Section 7. Section 7 of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

               Consideration for the Commitment. In consideration for the Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of either (a) if a Rights Offering Adjustment shall not have occurred, Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Initial Buyer Market Price" is determined in accordance with
        Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto or (b) if a Rights Offering Adjustment shall have occurred, Arch Participation Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis on the Rights Offering Adjustment Determination Date giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants or Arch Participation Warrants, as the case may be, will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.

        13. Section 9(a)(x). Section 9(a)(x) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a)(x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and either the Arch Warrants to be issued and delivered as contemplated by Section 1 and
        Section 3 above and the Arch Warrants to be issued as contemplated by
        Section 7 above or, if a Rights Offering Adjustment shall have occurred, the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and either, if a Rights Offering Adjustment shall not have occurred, the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement or, if a Rights Offering Adjustment shall have occurred, the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

        14. Section 11. Section 11 of the Standby Commitment Letter is hereby amended to change the reference therein to "Exhibit D" to a reference to "Exhibit D-1."

        15. Schedule A to Annex I. Schedule A to Annex I to the Standby Commitment Letter is hereby amended to read in its entirety as Schedule A hereto.

        16. Continuation of Standby Commitment Letter. Except as specifically amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

        17. Consent to Amendments. The Standby Purchaser hereby (a) consents to the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-1 hereto, which amendments shall be entered into simultaneously herewith, (b) consents to (i) the First Amendment dated as of September 3, 1998 to the Merger Agreement and each of the exhibits attached thereto and (ii) the Second Amended Joint Plan of Reorganization dated as of September 4, 1998 and each of the exhibits attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

        18. Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

        19. Counterparts. This letter agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10

        If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned.

                                    Very truly yours,

                                    Northwestern Mutual Series Fund, Inc.
                                      for the High Yield Bond Portfolio


                                    By:
                                       -----------------------------------------
                                    Name: Timothy S. Collins
                                    Its:    Vice President

                                    Address:   c/o The Northwestern Mutual Life
                                                 Insurance Company
                                               720 E. Wisconsin Avenue
                                               Milwaukee, WI 53202
                                               Attention: Securities Department

ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------

Address:       1800 West Park Drive, Suite 250
               Westborough, MA 01581
               Attn:  Chairman and Chief
                      Executive Officer

With copy to:  Hale and Dorr LLP
               60 State Street
               Boston, MA 02109
               Attn: Jay E. Bothwick

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11

Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------

Address:          Fort Lee Executive Park
                  One Executive Drive, Suite 500
                  Fort Lee, NJ 07024
                  Attn:  Chairman - Restructuring

With a copy to:   Sidley & Austin
                  875 Third Avenue, Suite 1400
                  New York, NY 10022
                  Attn:  James D. Johnson

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                     for its Group Annuity Separate Account
                            720 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                                September 3, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts 01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey 07024

                                  Re: Amendment to Commitment

Gentlemen:

        Reference is made to the letter agreement, dated August 18, 1998 (the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

        The parties hereto hereby agree as follows:

        1. First Paragraph. The second sentence of the first paragraph of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

        It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (as amended by the First Amendment thereto dated as of September 3, 1998 (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause
        (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and (iii) either
        (A) if a Rights Offering Adjustment (as defined in Schedule II to the Merger Agreement) shall not have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

        Warrants"), with such Arch Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement") or (B) if a Rights Offering Adjustment shall have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash either (A) if a Rights Offering Adjustment shall not have occurred, units ("Units") consisting of (x) shares of Existing Arch Common Stock and (y) Arch Warrants or (B) if a Rights Offering Adjustment shall have occurred, shares of Existing Arch Common Stock ("Rights Shares"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire shares of Existing Arch Common Stock if a Rights Offering Adjustment shall have occurred, and, in addition, if a Rights Offering Adjustment shall have occurred, immediately following the Combination, Arch will issue Arch Participation Warrants to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

        2. Section 1(a). Section 1(a) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase either
        (i) if a Rights Offering Adjustment shall not have occurred, Units or
        (ii) if a Rights Offering Adjustment shall have occurred, Rights Shares, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with Schedule II to the Merger Agreement (the "Subscription Price"), does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;

        3. Section 1(b).Section 1(b) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

               (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by
        Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares underlying, in each case, such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and

        4. Section 1(c). Section 1(c) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (c) if any Rights distributed in accordance with the Plan (other than (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers") and retained by them (which Rights are referred to in
        Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights ) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, such unexercised Rights.

        5. Section 2(a). Section 2(a) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a) Notwithstanding anything to the contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

        Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

        6. Section 3(b). Section 3(b) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Units or

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

        Rights Shares, as the case may be, are not so purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such Units or Rights Shares, as the case may be, pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.

        7. Section 4. Section 4 of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               4. The Closing. (a) Notwithstanding anything to the contrary herein contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and, if a Rights Offering Adjustment shall not have occurred, Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

               (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its designees) certificates representing the Arch Warrants or Arch Participation Warrants, as the case may be, contemplated by Section 7 below.

               (c) (i) Arch will deliver to the Standby Purchaser two business days after the expiration of the Stockholder Rights Offering a written notice which shall (A) specify the amounts payable at the Closing by it in satisfaction of the Commitment (without taking into account Section 4(e) below), (B) specify the Maximum Reduction Number (as defined in
        Section 4(e) below, (C) specify the last date on which the notice referred to in Section 4(c) (ii) below may be delivered, and (D) indicate the matters required to be addressed in such notice.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

                      (ii) Within 10 business days after its receipt of the notice referred to in Section 4(c)(i) above, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the Elected Reduction Number (as defined in Section 4(e) below) determined by the Standby Purchaser in accordance with Section 4(e) below.

               (d) (i) Arch will deliver to the Standby Purchaser at least five business days prior to the Effective Date a written notice which shall specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d)(ii) below may be delivered.

                      (ii) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

               (e) If a Rights Offering Adjustment shall have occurred, notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less than the product of (i) the number of shares of Existing Arch Common Stock to be issued by Arch in the Stockholder Rights Offering and
        (ii) the percentage in Column D of Annex I hereto specified opposite the Standby Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

        8. Section 5(c). Section 5(c) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement), (ii) if a Rights Offering Adjustment shall have occurred, all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants or Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

        Participation Warrants, as the case may be (the securities referred to in the foregoing clauses (i), (ii) and (iii) are referred to herein as the "Registrable Securities");

        9. Section 5(e). Section 5(e) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

        10. Section 5(j). Section 5(j) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants or Arch Participation Warrants, as the case may be, as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or Arch Participation Warrants, as the case may be, or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

        11. Section 5(m) of the Standby Commitment Letter is hereby deleted.

        12. Section 7. Section 7 of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

               Consideration for the Commitment. In consideration for the Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of either (a) if a Rights Offering Adjustment shall not have occurred, Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Initial Buyer Market Price" is determined in accordance with
        Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto or (b) if a Rights Offering Adjustment shall have occurred, Arch Participation Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis on the Rights Offering Adjustment Determination Date giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants or Arch Participation Warrants, as the case may be, will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.

        13. Section 9(a)(x). Section 9(a)(x) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a)(x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and either the Arch Warrants to be issued and delivered as contemplated by Section 1 and
        Section 3 above and the Arch Warrants to be issued as contemplated by
        Section 7 above or, if a Rights Offering Adjustment shall have occurred, the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and either, if a Rights Offering Adjustment shall not have occurred, the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement or, if a Rights Offering Adjustment shall have occurred, the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

        14. Section 11. Section 11 of the Standby Commitment Letter is hereby amended to change the reference therein to "Exhibit D" to a reference to "Exhibit D-1."

        15. Schedule A to Annex I. Schedule A to Annex I to the Standby Commitment Letter is hereby amended to read in its entirety as Schedule A hereto.

        16. Continuation of Standby Commitment Letter. Except as specifically amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

        17. Consent to Amendments. The Standby Purchaser hereby (a) consents to the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-1 hereto, which amendments shall be entered into simultaneously herewith, (b) consents to (i) the First Amendment dated as of September 3, 1998 to the Merger Agreement and each of the exhibits attached thereto and (ii) the Second Amended Joint Plan of Reorganization dated as of September 4, 1998 and each of the exhibits attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

        18. Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

        19. Counterparts. This letter agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10

        If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned.

                                   Very truly yours,

                                   The Northwestern Mutual Life
                                     Insurance Company
                                     for its Group Annuity Separate Account

                                   By: Northwestern Investment
                                         Management Company


                                           By:
                                              ----------------------------------
                                           Name: Steven P. Swanson
                                           Its:  Managing Director

                                           Address: 720 E. Wisconsin Avenue
                                                    Milwaukee, WI 53202
                                                    Attention: Securities
                                                          Department

ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By:
   --------------------------------

Name:
     ------------------------------

Its:
     ------------------------------

Address:   1800 West Park Drive, Suite 250
           Westborough, MA 01581
           Attn:  Chairman and Chief
                    Executive Officer

With copy to:  Hale and Dorr LLP
               60 State Street
               Boston, MA 02109
               Attn: Jay E. Bothwick

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11

Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By:
   --------------------------------

Name:
     ------------------------------

Its:
     ------------------------------

Address:          Fort Lee Executive Park
                  One Executive Drive, Suite 500
                  Fort Lee, NJ 07024
                  Attn:  Chairman - Restructuring

With a copy to:   Sidley & Austin
                  875 Third Avenue, Suite 1400
                  New York, NY 10022
                  Attn:  James D. Johnson

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                            720 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                                September 3, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts 01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey 07024

                                 Re:  Amendment to Commitment

Gentlemen:

        Reference is made to the letter agreement, dated August 18, 1998 (the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and The Northwestern Mutual Life Insurance Company. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter. The parties hereto hereby agree as follows:

        1. First Paragraph. The second sentence of the first paragraph of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

        It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (as amended by the First Amendment thereto dated as of September 3, 1998 (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause
        (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and (iii) either
        (A) if a Rights Offering Adjustment (as defined in Schedule II to the Merger Agreement) shall not have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Warrants"), with such Arch Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

        (the "Arch Warrant Agreement") or (B) if a Rights Offering Adjustment shall have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash either (A) if a Rights Offering Adjustment shall not have occurred, units ("Units") consisting of (x) shares of Existing Arch Common Stock and (y) Arch Warrants or (B) if a Rights Offering Adjustment shall have occurred, shares of Existing Arch Common Stock ("Rights Shares"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire shares of Existing Arch Common Stock if a Rights Offering Adjustment shall have occurred, and, in addition, if a Rights Offering Adjustment shall have occurred, immediately following the Combination, Arch will issue Arch Participation Warrants to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

        2. Section 1(a). Section 1(a) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase either
        (i) if a Rights Offering Adjustment shall not have occurred, Units or
        (ii) if a Rights Offering Adjustment shall have occurred, Rights Shares, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with Schedule II to the Merger Agreement (the "Subscription Price"), does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;

        3. Section 1(b).Section 1(b) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

        as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares underlying, in each case, such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and

        4. Section 1(c). Section 1(c) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (c) if any Rights distributed in accordance with the Plan (other than (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers") and retained by them (which Rights are referred to in
        Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights ) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, such unexercised Rights.

        5. Section 2(a). Section 2(a) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a) Notwithstanding anything to the contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

        "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

        6. Section 3(b). Section 3(b) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Units or Rights Shares, as the case may be, are not so purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

        will be required to purchase such Units or Rights Shares, as the case may be, pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in
        Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.

        7. Section 4. Section 4 of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               4. The Closing. (a) Notwithstanding anything to the contrary herein contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and, if a Rights Offering Adjustment shall not have occurred, Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

               (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its designees) certificates representing the Arch Warrants or Arch Participation Warrants, as the case may be, contemplated by Section 7 below.

               (c) (i) Arch will deliver to the Standby Purchaser two business days after the expiration of the Stockholder Rights Offering a written notice which shall (A) specify the amounts payable at the Closing by it in satisfaction of the Commitment (without taking into account Section 4(e) below), (B) specify the Maximum Reduction Number (as defined in
        Section 4(e) below, (C) specify the last date on which the notice referred to in Section 4(c) (ii) below may be delivered, and (D) indicate the matters required to be addressed in such notice.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

                      (ii) Within 10 business days after its receipt of the notice referred to in Section 4(c)(i) above, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the Elected Reduction Number (as defined in Section 4(e) below) determined by the Standby Purchaser in accordance with Section 4(e) below.

               (d) (i) Arch will deliver to the Standby Purchaser at least five business days prior to the Effective Date a written notice which shall specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d)(ii) below may be delivered.

                      (ii) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

               (e) If a Rights Offering Adjustment shall have occurred, notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less than the product of (i) the number of shares of Existing Arch Common Stock to be issued by Arch in the Stockholder Rights Offering and
        (ii) the percentage in Column D of Annex I hereto specified opposite the Standby Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

        8. Section 5(c). Section 5(c) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement), (ii) if a Rights Offering Adjustment shall have occurred, all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants or Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

        Participation Warrants, as the case may be (the securities referred to in the foregoing clauses (i), (ii) and (iii) are referred to herein as the "Registrable Securities");

        9. Section 5(e). Section 5(e) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

        10. Section 5(j). Section 5(j) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants or Arch Participation Warrants, as the case may be, as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or Arch Participation Warrants, as the case may be, or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

        11. Section 5(m) of the Standby Commitment Letter is hereby deleted.

        12. Section 7. Section 7 of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

               Consideration for the Commitment. In consideration for the Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of either (a) if a Rights Offering Adjustment shall not have occurred, Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Initial Buyer Market Price" is determined in accordance with
        Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto or (b) if a Rights Offering Adjustment shall have occurred, Arch Participation Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis on the Rights Offering Adjustment Determination Date giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants or Arch Participation Warrants, as the case may be, will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.

        13. Section 9(a)(x). Section 9(a)(x) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a)(x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and either the Arch Warrants to be issued and delivered as contemplated by Section 1 and
        Section 3 above and the Arch Warrants to be issued as contemplated by
        Section 7 above or, if a Rights Offering Adjustment shall have occurred, the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and either, if a Rights Offering Adjustment shall not have occurred, the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement or, if a Rights Offering Adjustment shall have occurred, the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

        14. Section 11. Section 11 of the Standby Commitment Letter is hereby amended to change the reference therein to "Exhibit D" to a reference to "Exhibit D-1."

        15. Schedule A to Annex I. Schedule A to Annex I to the Standby Commitment Letter is hereby amended to read in its entirety as Schedule A hereto.

        16. Continuation of Standby Commitment Letter. Except as specifically amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

        17. Consent to Amendments. The Standby Purchaser hereby (a) consents to the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-1 hereto, which amendments shall be entered into simultaneously herewith, (b) consents to (i) the First Amendment dated as of September 3, 1998 to the Merger Agreement and each of the exhibits attached thereto and (ii) the Second Amended Joint Plan of Reorganization dated as of September 4, 1998 and each of the exhibits attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

        18. Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

        19. Counterparts. This letter agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10


        If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned.

                                   Very truly yours,

                                   The Northwestern Mutual Life
                                     Insurance Company


                                   By:
                                      ------------------------------------
                                   Name: Steven P. Swanson
                                   Its:  Authorized Representative

                                   Address:   720 E. Wisconsin Avenue
                                              Milwaukee, WI 53202
                                              Attention: Securities Department

ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By:
   ----------------------------
Name:
     --------------------------
Its:
    ---------------------------

Address:       1800 West Park Drive, Suite 250
               Westborough, MA 01581
               Attn:  Chairman and Chief
                      Executive Officer

With copy to:  Hale and Dorr LLP
               60 State Street
               Boston, MA 02109
               Attn: Jay E. Bothwick

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page


Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By:
   ----------------------------
Name:
     --------------------------
Its:
    ---------------------------

Address:          Fort Lee Executive Park
                  One Executive Drive, Suite 500
                  Fort Lee, NJ 07024
                  Attn:  Chairman - Restructuring

With a copy to:   Sidley & Austin
                  875 Third Avenue, Suite 1400
                  New York, NY 10022
                  Attn:  James D. Johnson

                     W.R. HUFF ASSET MANAGEMENT CO., L.L.C.
                           67 Park Place, Ninth Floor
                          Morristown, New Jersey 07960

                                September 3, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts 01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey 07024

                           Re: Amendment to Commitment

Gentlemen:

        Reference is made to the letter agreement, dated August 18, 1998 (the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and W.R. Huff Asset Management Co., L.L.C. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

        The parties hereto hereby agree as follows:

        1. First Paragraph. The second sentence of the first paragraph of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

        It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (as amended by the First Amendment thereto dated as of September 3, 1998 (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause
        (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and (iii) either
        (A) if a Rights Offering Adjustment (as defined in Schedule II to the Merger Agreement) shall not have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Warrants"), with such Arch Warrants to be issued pursuant to, and to have the terms set

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

        forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement") or (B) if a Rights Offering Adjustment shall have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash either (A) if a Rights Offering Adjustment shall not have occurred, units ("Units") consisting of (x) shares of Existing Arch Common Stock and (y) Arch Warrants or (B) if a Rights Offering Adjustment shall have occurred, shares of Existing Arch Common Stock ("Rights Shares"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire shares of Existing Arch Common Stock if a Rights Offering Adjustment shall have occurred, and, in addition, if a Rights Offering Adjustment shall have occurred, immediately following the Combination, Arch will issue Arch Participation Warrants to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

        2. Section 1(a). Section 1(a) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase either
        (i) if a Rights Offering Adjustment shall not have occurred, Units or
        (ii) if a Rights Offering Adjustment shall have occurred, Rights Shares, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with Schedule II to the Merger Agreement (the "Subscription Price"), does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;

        3. Section 1(b).Section 1(b) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

               (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by
        Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares underlying, in each case, such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and

        4. Section 1(c). Section 1(c) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (c) if any Rights distributed in accordance with the Plan (other than (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers") and retained by them (which Rights are referred to in
        Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights ) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, such unexercised Rights.

        5. Section 2(a). Section 2(a) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a) Notwithstanding anything to the contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

        Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

        6. Section 3(b). Section 3(b) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Units or

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

        Rights Shares, as the case may be, are not so purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such Units or Rights Shares, as the case may be, pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.

        7. Section 4. Section 4 of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               4. The Closing. (a) Notwithstanding anything to the contrary herein contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and, if a Rights Offering Adjustment shall not have occurred, Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

               (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its designees) certificates representing the Arch Warrants or Arch Participation Warrants, as the case may be, contemplated by Section 7 below.

               (c) (i) Arch will deliver to the Standby Purchaser two business days after the expiration of the Stockholder Rights Offering a written notice which shall (A) specify the amounts payable at the Closing by it in satisfaction of the Commitment (without taking into account Section 4(e) below), (B) specify the Maximum Reduction Number (as defined in
        Section 4(e) below, (C) specify the last date on which the notice referred to in Section 4(c) (ii) below may be delivered, and (D) indicate the matters required to be addressed in such notice.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

                      (ii) Within 10 business days after its receipt of the notice referred to in Section 4(c)(i) above, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the Elected Reduction Number (as defined in Section 4(e) below) determined by the Standby Purchaser in accordance with Section 4(e) below.

               (d) (i) Arch will deliver to the Standby Purchaser at least five business days prior to the Effective Date a written notice which shall specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d)(ii) below may be delivered.

                      (ii) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

               (e) If a Rights Offering Adjustment shall have occurred, notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less than the product of (i) the number of shares of Existing Arch Common Stock to be issued by Arch in the Stockholder Rights Offering and
        (ii) the percentage in Column D of Annex I hereto specified opposite the Standby Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

        8. Section 5(c). Section 5(c) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement), (ii) if a Rights Offering Adjustment shall have occurred, all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants or Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

        Participation Warrants, as the case may be (the securities referred to in the foregoing clauses (i), (ii) and (iii) are referred to herein as the "Registrable Securities");

        9. Section 5(e). Section 5(e) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

        10. Section 5(j). Section 5(j) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants or Arch Participation Warrants, as the case may be, as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or Arch Participation Warrants, as the case may be, or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

        11. Section 5(m) of the Standby Commitment Letter is hereby deleted.

        12. Section 7. Section 7 of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

               Consideration for the Commitment. In consideration for the Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of either (a) if a Rights Offering Adjustment shall not have occurred, Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Initial Buyer Market Price" is determined in accordance with
        Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto or (b) if a Rights Offering Adjustment shall have occurred, Arch Participation Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis on the Rights Offering Adjustment Determination Date giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants or Arch Participation Warrants, as the case may be, will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.

        13. Section 9(a)(x). Section 9(a)(x) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a)(x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and either the Arch Warrants to be issued and delivered as contemplated by Section 1 and
        Section 3 above and the Arch Warrants to be issued as contemplated by
        Section 7 above or, if a Rights Offering Adjustment shall have occurred, the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and either, if a Rights Offering Adjustment shall not have occurred, the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement or, if a Rights Offering Adjustment shall have occurred, the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

        14. Section 11. Section 11 of the Standby Commitment Letter is hereby amended to change the reference therein to "Exhibit D" to a reference to "Exhibit D-1."

        15. Schedule A to Annex I. Schedule A to Annex I to the Standby Commitment Letter is hereby amended to read in its entirety as Schedule A hereto.

        16. Continuation of Standby Commitment Letter. Except as specifically amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

        17. Consent to Amendments. The Standby Purchaser hereby (a) consents to the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-1 hereto, which amendments shall be entered into simultaneously herewith, (b) consents to (i) the First Amendment dated as of September 3, 1998 to the Merger Agreement and each of the exhibits attached thereto and (ii) the Second Amended Joint Plan of Reorganization dated as of September 4, 1998 and each of the exhibits attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

        18. Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

        19. Counterparts. This letter agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10

        If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned.

                              Very truly yours,

                              W.R. Huff Asset Management Co., L.L.C.,
                              as agent for its separate accounts and affiliates


                              By:
                                 --------------------------------
                              Name: Bryan E. Bloom, Esq.
                              Its:    Attorney-in-Fact

                              Address:       67 Park Place, 9th Floor
                                             Morristown, NJ  07960
                                             Attention: Cathy Markey, Esq.

ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By:
   ---------------------------------

Name:
     -------------------------------

Its:
    --------------------------------

Address:       1800 West Park Drive, Suite 250
               Westborough, MA 01581
               Attn:  Chairman and Chief
                      Executive Officer

With copy to:  Hale and Dorr LLP
               60 State Street
               Boston, MA 02109
               Attn: Jay E. Bothwick

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11

Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By:
   ---------------------------------

Name:
     -------------------------------

Its:
    --------------------------------

Address:          Fort Lee Executive Park
                  One Executive Drive, Suite 500
                  Fort Lee, NJ 07024
                  Attn:  Chairman - Restructuring

With a copy to:   Sidley & Austin
                  875 Third Avenue, Suite 1400
                  New York, NY  10022
                  Attn:  James D. Johnson

                          WHIPPOORWILL ASSOCIATES, INC.
                                11 Martine Avenue
                          White Plains, New York 10606


                                September 3, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts 01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey 07024

                           Re: Amendment to Commitment

Gentlemen:

        Reference is made to the letter agreement, dated August 18, 1998 (the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and Whippoorwill Associates, Inc., as general partner of and/or as agent for, each Whippoorwill Account. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

        The parties hereto hereby agree as follows:

        1. First Paragraph. The second sentence of the first paragraph of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

        It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (as amended by the First Amendment thereto dated as of September 3, 1998 (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause
        (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and (iii) either
        (A) if a Rights Offering Adjustment (as defined in Schedule II to the Merger Agreement) shall not have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

        Warrants"), with such Arch Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement") or (B) if a Rights Offering Adjustment shall have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash either (A) if a Rights Offering Adjustment shall not have occurred, units ("Units") consisting of (x) shares of Existing Arch Common Stock and (y) Arch Warrants or (B) if a Rights Offering Adjustment shall have occurred, shares of Existing Arch Common Stock ("Rights Shares"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire shares of Existing Arch Common Stock if a Rights Offering Adjustment shall have occurred, and, in addition, if a Rights Offering Adjustment shall have occurred, immediately following the Combination, Arch will issue Arch Participation Warrants to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

        2. Section 1(a). Section 1(a) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase either
        (i) if a Rights Offering Adjustment shall not have occurred, Units or
        (ii) if a Rights Offering Adjustment shall have occurred, Rights Shares, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with Schedule II to the Merger Agreement (the "Subscription Price"), does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;

        3. Section 1(b).Section 1(b) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

               (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by
        Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares underlying, in each case, such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and

        4. Section 1(c). Section 1(c) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (c) if any Rights distributed in accordance with the Plan (other than (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers") and retained by them (which Rights are referred to in
        Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights ) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, such unexercised Rights.

        5. Section 2(a). Section 2(a) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a) Notwithstanding anything to the contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

        Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

        6. Section 3(b). Section 3(b) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Units or

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

        Rights Shares, as the case may be, are not so purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such Units or Rights Shares, as the case may be, pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.

        7. Section 4. Section 4 of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               4. The Closing. (a) Notwithstanding anything to the contrary herein contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and, if a Rights Offering Adjustment shall not have occurred, Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

               (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its designees) certificates representing the Arch Warrants or Arch Participation Warrants, as the case may be, contemplated by Section 7 below.

               (c) (i) Arch will deliver to the Standby Purchaser two business days after the expiration of the Stockholder Rights Offering a written notice which shall (A) specify the amounts payable at the Closing by it in satisfaction of the Commitment (without taking into account Section 4(e) below), (B) specify the Maximum Reduction Number (as defined in
        Section 4(e) below, (C) specify the last date on which the notice referred to in Section 4(c) (ii) below may be delivered, and (D) indicate the matters required to be addressed in such notice.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

                      (ii) Within 10 business days after its receipt of the notice referred to in Section 4(c)(i) above, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the Elected Reduction Number (as defined in Section 4(e) below) determined by the Standby Purchaser in accordance with Section 4(e) below.

               (d) (i) Arch will deliver to the Standby Purchaser at least five business days prior to the Effective Date a written notice which shall specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d)(ii) below may be delivered.

                      (ii) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

               (e) If a Rights Offering Adjustment shall have occurred, notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less than the product of (i) the number of shares of Existing Arch Common Stock to be issued by Arch in the Stockholder Rights Offering and
        (ii) the percentage in Column D of Annex I hereto specified opposite the Standby Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

        8. Section 5(c). Section 5(c) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement), (ii) if a Rights Offering Adjustment shall have occurred, all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants or Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

        Participation Warrants, as the case may be (the securities referred to in the foregoing clauses (i), (ii) and (iii) are referred to herein as the "Registrable Securities");

        9. Section 5(e). Section 5(e) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

        10. Section 5(j). Section 5(j) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants or Arch Participation Warrants, as the case may be, as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or Arch Participation Warrants, as the case may be, or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

        11. Section 5(m) of the Standby Commitment Letter is hereby deleted.

        12. Section 7. Section 7 of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

               Consideration for the Commitment. In consideration for the Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of either (a) if a Rights Offering Adjustment shall not have occurred, Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Initial Buyer Market Price" is determined in accordance with
        Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto or (b) if a Rights Offering Adjustment shall have occurred, Arch Participation Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis on the Rights Offering Adjustment Determination Date giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants or Arch Participation Warrants, as the case may be, will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.

        13. Section 9(a)(x). Section 9(a)(x) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a)(x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and either the Arch Warrants to be issued and delivered as contemplated by Section 1 and
        Section 3 above and the Arch Warrants to be issued as contemplated by
        Section 7 above or, if a Rights Offering Adjustment shall have occurred, the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and either, if a Rights Offering Adjustment shall not have occurred, the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement or, if a Rights Offering Adjustment shall have occurred, the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

        14. Section 11. Section 11 of the Standby Commitment Letter is hereby amended to change the reference therein to "Exhibit D" to a reference to "Exhibit D-1."

        15. Schedule A to Annex I. Schedule A to Annex I to the Standby Commitment Letter is hereby amended to read in its entirety as Schedule A hereto.

        16. Continuation of Standby Commitment Letter. Except as specifically amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

        17. Consent to Amendments. The Standby Purchaser hereby (a) consents to the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-1 hereto, which amendments shall be entered into simultaneously herewith, (b) consents to (i) the First Amendment dated as of September 3, 1998 to the Merger Agreement and each of the exhibits attached thereto and (ii) the Second Amended Joint Plan of Reorganization dated as of September 4, 1998 and each of the exhibits attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

        18. Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

        19. Counterparts. This letter agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10

        If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned.

                                       Very truly yours,

                                       Whippoorwill Associates, Inc.,
                                         as general partner of and/or agent for,
                                         each Whippoorwill Account


                                       By:
                                           --------------------------------
                                       Name:
                                            -------------------------------
                                       Its:
                                           --------------------------------

                                       Address:  11 Martine Avenue
                                                 White Plains, NY  10606
                                                 Attn: David Strumwasser

ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By:
    --------------------------------
Name:
     -------------------------------
Its:
    --------------------------------

Address:       1800 West Park Drive, Suite 250
               Westborough, MA 01581
               Attn:  Chairman and Chief
                      Executive Officer

With copy to:  Hale and Dorr LLP
               60 State Street
               Boston, MA 02109
               Attn: Jay E. Bothwick

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11

Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By:
    --------------------------------
Name:
     -------------------------------
Its:
    --------------------------------

Address:          Fort Lee Executive Park
                  One Executive Drive, Suite 500
                  Fort Lee, NJ 07024
                  Attn:  Chairman - Restructuring

With a copy to:   Sidley & Austin
                  875 Third Avenue, Suite 1400
                  New York, NY 10022
                  Attn:  James D. Johnson

                     CREDIT SUISSE FIRST BOSTON CORPORATION
                         11 Madison Avenue, Fourth Floor
                            New York, New York 10010


                                September 3, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts 01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey 07024

                           Re: Amendment to Commitment

Gentlemen:

        Reference is made to the letter agreement, dated August 18, 1998 (the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and Credit Suisse First Boston Corporation. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

        The parties hereto hereby agree as follows:

        1. First Paragraph. The second sentence of the first paragraph of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

        It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (as amended by the First Amendment thereto dated as of September 3, 1998 (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause
        (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and (iii) either
        (A) if a Rights Offering Adjustment (as defined in Schedule II to the Merger Agreement) shall not have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

        Warrants"), with such Arch Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement") or (B) if a Rights Offering Adjustment shall have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash either (A) if a Rights Offering Adjustment shall not have occurred, units ("Units") consisting of (x) shares of Existing Arch Common Stock and (y) Arch Warrants or (B) if a Rights Offering Adjustment shall have occurred, shares of Existing Arch Common Stock ("Rights Shares"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire shares of Existing Arch Common Stock if a Rights Offering Adjustment shall have occurred, and, in addition, if a Rights Offering Adjustment shall have occurred, immediately following the Combination, Arch will issue Arch Participation Warrants to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

        2. Section 1(a). Section 1(a) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase either
        (i) if a Rights Offering Adjustment shall not have occurred, Units or
        (ii) if a Rights Offering Adjustment shall have occurred, Rights Shares, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with Schedule II to the Merger Agreement (the "Subscription Price"), does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;

        3. Section 1(b).Section 1(b) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

               (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by
        Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares underlying, in each case, such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and

        4. Section 1(c). Section 1(c) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (c) if any Rights distributed in accordance with the Plan (other than (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers") and retained by them (which Rights are referred to in
        Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights ) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, such unexercised Rights.

        5. Section 2(a). Section 2(a) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a) Notwithstanding anything to the contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

        Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

        6. Section 3(b). Section 3(b) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Units or

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

        Rights Shares, as the case may be, are not so purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such Units or Rights Shares, as the case may be, pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.

        7. Section 4. Section 4 of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               4. The Closing. (a) Notwithstanding anything to the contrary herein contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and, if a Rights Offering Adjustment shall not have occurred, Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

               (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its designees) certificates representing the Arch Warrants or Arch Participation Warrants, as the case may be, contemplated by Section 7 below.

               (c) (i) Arch will deliver to the Standby Purchaser two business days after the expiration of the Stockholder Rights Offering a written notice which shall (A) specify the amounts payable at the Closing by it in satisfaction of the Commitment (without taking into account Section 4(e) below), (B) specify the Maximum Reduction Number (as defined in
        Section 4(e) below, (C) specify the last date on which the notice referred to in Section 4(c) (ii) below may be delivered, and (D) indicate the matters required to be addressed in such notice.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

                      (ii) Within 10 business days after its receipt of the notice referred to in Section 4(c)(i) above, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the Elected Reduction Number (as defined in Section 4(e) below) determined by the Standby Purchaser in accordance with Section 4(e) below.

               (d) (i) Arch will deliver to the Standby Purchaser at least five business days prior to the Effective Date a written notice which shall specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d)(ii) below may be delivered.

                      (ii) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

               (e) If a Rights Offering Adjustment shall have occurred, notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less than the product of (i) the number of shares of Existing Arch Common Stock to be issued by Arch in the Stockholder Rights Offering and
        (ii) the percentage in Column D of Annex I hereto specified opposite the Standby Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

        8. Section 5(c). Section 5(c) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement), (ii) if a Rights Offering Adjustment shall have occurred, all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants or Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

        Participation Warrants, as the case may be (the securities referred to in the foregoing clauses (i), (ii) and (iii) are referred to herein as the "Registrable Securities");

        9. Section 5(e). Section 5(e) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

        10. Section 5(j). Section 5(j) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants or Arch Participation Warrants, as the case may be, as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or Arch Participation Warrants, as the case may be, or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

        11. Section 5(m) of the Standby Commitment Letter is hereby deleted.

        12. Section 7. Section 7 of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

               Consideration for the Commitment. In consideration for the Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of either (a) if a Rights Offering Adjustment shall not have occurred, Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Initial Buyer Market Price" is determined in accordance with
        Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto or (b) if a Rights Offering Adjustment shall have occurred, Arch Participation Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis on the Rights Offering Adjustment Determination Date giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants or Arch Participation Warrants, as the case may be, will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.

        13. Section 9(a)(x). Section 9(a)(x) of the Standby Commitment Letter is hereby amended in its entirety to read as follows:

               (a)(x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and either the Arch Warrants to be issued and delivered as contemplated by Section 1 and
        Section 3 above and the Arch Warrants to be issued as contemplated by
        Section 7 above or, if a Rights Offering Adjustment shall have occurred, the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and either, if a Rights Offering Adjustment shall not have occurred, the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement or, if a Rights Offering Adjustment shall have occurred, the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

        14. Section 11. Section 11 of the Standby Commitment Letter is hereby amended to change the reference therein to "Exhibit D" to a reference to "Exhibit D-1."

        15. Schedule A to Annex I. Schedule A to Annex I to the Standby Commitment Letter is hereby amended to read in its entirety as Schedule A hereto.

        16. Continuation of Standby Commitment Letter. Except as specifically amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

        17. Consent to Amendments. The Standby Purchaser hereby (a) consents to the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-1 hereto, which amendments shall be entered into simultaneously herewith, (b) consents to (i) the First Amendment dated as of September 3, 1998 to the Merger Agreement and each of the exhibits attached thereto and (ii) the Second Amended Joint Plan of Reorganization dated as of September 4, 1998 and each of the exhibits attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

        18. Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

        19. Counterparts. This letter agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10

        If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned.

                              Very truly yours,

                              Credit Suisse First Boston Corporation


                              By:
                                 -----------------------------------

                              Name: Alex Lagetko

                              Its: Director

                              Address:       11 Madison Avenue
                                             New York, NY  10010
                                             Attention: David J. Matlin
                                                        Alex Lagetko

                              With a copy to:

                              Cadwalader, Wickersham & Taft
                              100 Maiden Lane
                              New York, NY 10038
                              Attn:  Michael J. Sage

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11

ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By:
   ----------------------------

Name:
     --------------------------

Its:
    ---------------------------

Address:       1800 West Park Drive, Suite 250
               Westborough, MA 01581
               Attn:  Chairman and Chief
                      Executive Officer

With copy to:  Hale and Dorr LLP
               60 State Street
               Boston, MA 02109
               Attn: Jay E. Bothwick


Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By:
   ----------------------------

Name:
     --------------------------

Its:
    ---------------------------


Address:          Fort Lee Executive Park
                  One Executive Drive, Suite 500
                  Fort Lee, NJ 07024
                  Attn:  Chairman - Restructuring

With a copy to:   Sidley & Austin
                  875 Third Avenue, Suite 1400
                  New York, NY  10022
                  Attn:  James D. Johnson